As filed with the Securities and Exchange Commission on July 12, 2013

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☒  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
Post-Effective Amendment No.

STELLUS CAPITAL INVESTMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

4400 Post Oak Parkway, Suite 2200
Houston, TX 77027

(Address of Principal Executive Offices)

(713) 292-5400

(Registrant’s Telephone Number, Including Area Code)

Robert T. Ladd
Chief Executive Officer and President
Stellus Capital Investment Corporation
4400 Post Oak Parkway, Suite 2200
Houston, TX 77027

(Name and Address of Agent for Service)

COPIES TO:

Steven B. Boehm, Esq.
Harry S. Pangas, Esq.
Sutherland Asbill & Brennan LLP
700 Sixth Street, NW, Suite 700
Washington, DC 20001-3980
Tel: (202) 383-0100
Fax: (202) 637-3593

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee
Common Stock, $0.001 par value per share	$50,000,000	$6,820

(1)	Includes the underwriters’ option to purchase additional shares.
(2)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion dated            , 2013

PRELIMINARY PROSPECTUS

      Shares

Stellus Capital Investment Corporation

Common stock

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, or the 1940 Act. We intend to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or the Code, for U.S. federal income tax purposes. Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through debt and related equity investments in middle-market companies.

The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies will not be rated by national rating agencies. If such investments were rated, we believe that they would likely receive a rating below investment grade (i.e., below BBB or Baa), which are often referred to as “junk.”

We are managed by Stellus Capital Management, LLC, an investment advisory firm led by the former head and certain senior investment professionals of the D. E. Shaw group’s direct capital business, which was spun out of the D. E. Shaw group in January 2012.

This is a public offering of our shares of common stock. All of the shares of common stock offered by this prospectus are being sold by us.

The public offering price per share of our common stock is $     per share. Our common stock is listed on the New York Stock Exchange under the symbol “SCM.” Based on an offering price per share of $    , purchasers of shares of common stock in this offering will experience immediate dilution of approximately $     per share. See “Dilution.” Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in this offering.

We are an “emerging growth company” under the federal securities laws and are subject to reduced public company reporting requirements.

Investing in our common stock involves a high degree of risk. Before buying any shares, you should read the discussion of the material risks of investing in our common stock in “Risk Factors” beginning on page 17 of this prospectus.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or SEC. The SEC also maintains a website at http://www.sec.gov that contains such information. This information is also available free of charge by contacting us at 4400 Post Oak Parkway, Suite 2200, Houston, TX 77027, Attention: Investor Relations, or by calling us collect at (713) 292-5400 or on our website at www.stelluscapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

	Per share	Total
Public offering price	$	$
Sales load (underwriting discounts and commissions)	$	$
Proceeds to us, before expenses(1)	$	$

(1)	We estimate that we will incur offering expenses of approximately $ , or approximately $ per share, in connection with this offering.

The underwriters may purchase up to an additional      shares from us at the public offering price, less the sales load, within 30 days from the date of this prospectus to cover over-allotments, if any. If the underwriters exercise this option in full, we will pay a sales load of $    million. The total proceeds, before expenses, to us will be $    .

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the shares to purchasers on or before            , 2013.

The date of this prospectus is             , 2013

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

Through and including           , 2013 (25 days after the date of the prospectus), U.S. federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

i

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the more detailed information set forth under “Risk Factors” and the other information included in this prospectus carefully.

Except as otherwise indicated, the terms:

•	“we,” “us,” “our,” and the “Company” refer to Stellus Capital Investment Corporation;
•	“Stellus Capital Management” refers to our investment adviser and administrator, Stellus Capital Management, LLC; and
•	“the D. E. Shaw group” refers collectively to the activities and operations of D. E. Shaw & Co., L.P. and its associated investment funds and affiliated entities.

Stellus Capital Investment Corporation

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act, and intends to elect to be treated as a RIC for U.S. federal income tax purposes. We originate and invest primarily in private middle-market companies (typically those with $5.0 million to $50.0 million of EBITDA (earnings before interest, taxes, depreciation and amortization)) through first lien, second lien, unitranche and mezzanine debt financing, often times with a corresponding equity investment. We source investments primarily through the extensive network of relationships that the principals of Stellus Capital Management have developed with financial sponsor firms, financial institutions, middle-market companies, management teams and other professional intermediaries. The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies will not be rated by national rating agencies. If such investments were rated, we believe that they would likely receive a rating below investment grade (i.e., below BBB or Baa), which are often referred to as “junk.” Our investment activities are managed by our investment adviser, Stellus Capital Management, an investment advisory firm led by the former head and certain senior investment professionals of the D. E. Shaw group’s direct capital business, which was spun out of the D. E. Shaw group in January 2012.

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation by:

•	accessing the extensive origination channels that have been developed and established by the Stellus Capital Management investment team that include long-standing relationships with private equity firms, commercial banks, investment banks and other financial services firms;
•	investing in what we believe to be companies with strong business fundamentals, generally within our core middle-market company focus;
•	focusing on a variety of industry sectors, including business services, energy, general industrial, government services, healthcare, software and specialty finance;
•	directly originating transactions rather than participating in broadly syndicated financings;
•	applying the disciplined underwriting standards that the Stellus Capital Management investment team has developed over their extensive investing careers; and
•	capitalizing upon the experience and resources of the Stellus Capital Management investment team to monitor our investments.

Portfolio Composition

Our investments generally range in size from $5 million to $30 million. We may also selectively invest in larger positions, and we generally expect that the size of our larger positions will increase in proportion to the size of our capital base. Pending such investments, we may reduce our outstanding indebtedness or invest in cash, cash equivalents, U.S. government securities and other high-quality debt investments with a maturity of one year or less. In the future, we may adjust opportunistically the percentage of our assets held in various types of loans, our principal loan sources and the industries to which we have greatest exposure, based on market conditions, the credit cycle, available financing and our desired risk/return profile.

As of March 31, 2013, we had investments in 19 portfolio companies. The total cost and fair value of the 24 positions were $202.7 million and $203.9 million, respectively. As of March 31, 2013, our portfolio included approximately 28.8% first lien debt, 27.3% second lien debt, and 43% mezzanine debt and 0.9% of equity investments at fair value, of which 48% is invested in fixed-rate debt and the remaining 52% is invested in floating rate debt.

The weighted average yield on all of our debt investments at March 31, 2013, was approximately 12%.

Stellus Capital Management

Stellus Capital Management manages our investment activities and is responsible for analyzing investment opportunities, conducting research and performing due diligence on potential investments, negotiating and structuring our investments, originating prospective investments and monitoring our investments and portfolio companies on an ongoing basis. Stellus Capital Management is an investment advisory firm led by the former head, Robert T. Ladd, and certain senior investment professionals of the D. E. Shaw group’s direct capital business, which was spun out of the D. E. Shaw group in January 2012. The Stellus Capital Management investment team was responsible for helping the D. E. Shaw group build its middle-market direct investment business until it was spun out in January 2012. The senior investment professionals of Stellus Capital Management have an average of over 24 years of investing, corporate finance, restructuring, consulting and accounting experience and have worked together at several companies. The Stellus Capital Management investment team has a wide range of experience in middle-market investing, including originating, structuring and managing loans and debt securities through market cycles. The Stellus Capital Management investment team continues to provide investment advisory services to the D. E. Shaw group with respect to an approximately $738 million investment portfolio (as of March 31, 2013) in middle-market companies pursuant to sub-advisory arrangements.

In addition to serving as our investment adviser, Stellus Capital Management is currently seeking to raise capital for a private credit fund that will have an investment strategy that is identical to our investment strategy and an energy private equity fund. We intend to co-invest with investment funds, accounts and investment vehicles managed by Stellus Capital Management (other than the D. E. Shaw group funds, as defined below) where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We believe that such co-investments may afford us additional investment opportunities and an ability to achieve greater diversification. We will not co-invest with the energy private equity fund, as the energy private equity fund will focus on predominantly equity-related investments and we will focus on predominantly credit-related investments.

We and Stellus Capital Management have filed for exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with investment funds, accounts and investment vehicles managed by Stellus Capital Management (other than the D. E. Shaw group funds) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and investment funds, accounts and investment vehicles managed by Stellus Capital Management (other than the D. E. Shaw group funds) may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our application for exemptive relief is seeking an exemptive order permitting us to invest with investment funds, accounts and investment vehicles managed by Stellus Capital Management (other than the D. E. Shaw group funds) in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. This exemptive application is still pending, and there can be no assurance if and when the SEC would grant such relief.

Stellus Capital Management is headquartered in Houston, Texas, and also maintains offices in the New York City area and the Washington, D.C. area.

Market Opportunity

We originate and invest primarily in private middle-market companies through first lien, second lien, unitranche and mezzanine debt financing, often times with a corresponding equity investment. We believe the environment for investing in middle-market companies is attractive for several reasons, including:

Robust Demand for Debt Capital.  We believe that private equity firms have significant committed but uncalled capital, a large portion of which is still available for investment in the United States. We expect the large amount of uninvested capital commitments will drive buyout activity over the next several years, which should, in turn, create lending opportunities for us. In addition to increased buyout activity, a high volume of senior secured and high yield debt was originated in the calendar years 2004 through 2007 and will come due in the near term and, accordingly, we believe that new financing opportunities will increase as many companies seek to refinance this indebtedness.

Reduced Availability of Capital for Middle-Market Companies.  We believe there are fewer providers of, and less capital available for financing to middle-market companies, as compared to the time period prior to the recent economic downturn. We believe that, as a result of that downturn, many financing providers have chosen to focus on large, liquid corporate loans and managing capital markets transactions rather than lending to middle-market businesses. In addition, we believe recent regulatory changes, including the adoption of the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under the Basel III Accords, or Basel III, have caused banks to curtail their lending to middle-market-companies. We also believe hedge funds and collateralized loan obligation managers are less likely to pursue investment opportunities in our target market as a result of reduced availability of funding for new investments. As a result, we believe that less competition will facilitate higher quality deal flow and allow for greater selectivity throughout the investment process.

Attractive Deal Pricing and Structures.  We believe that the pricing of middle-market debt investments is higher, and the terms of such investments are more conservative, compared to larger liquid, public debt financings, due to the more limited universe of lenders as well as the highly negotiated nature of these financings. These transactions tend to offer stronger covenant packages, higher interest rates, lower leverage levels and better call protection compared to larger financings. In addition, middle-market loans typically offer other investor protections such as default penalties, lien protection, change of control provisions and information rights for lenders.

Specialized Lending Requirements.  Lending to middle-market companies requires in depth diligence, credit expertise, restructuring experience and active portfolio management. We believe that several factors render many U.S. financial institutions ill-suited to lend to middle-market companies. For example, based on the experience of Stellus Capital Management’s investment team, lending to middle-market companies in the United States (a) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of the information available with respect to such companies, (b) requires specialized due diligence and underwriting capabilities, and (c) may also require more extensive ongoing monitoring by the lender. We believe that, through Stellus Capital Management, we have the experience and expertise to meet these specialized lending requirements.

Competitive Strengths

We believe that the following competitive strengths will allow us to achieve positive returns for our investors:

Experienced Investment Team.  Through our investment adviser, Stellus Capital Management, we have access to the experience and expertise of the Stellus Capital Management investment team, including its senior investment professionals who have an average of over 24 years of investing, corporate finance, restructuring, consulting and accounting experience and have worked together at several companies. The Stellus Capital Management investment team has a wide range of experience in middle-market investing, including originating, structuring and managing loans and debt securities through market cycles. We believe the members of Stellus Capital Management’s investment team are proven and experienced, with extensive capabilities in leveraged credit investing, having participated in these markets for the predominant portion of their careers. We believe that the experience and demonstrated ability of the Stellus Capital Management investment team to complete transactions enhances the quantity and quality of investment opportunities available to us.

Established, Rigorous Investment and Monitoring Process.  The Stellus Capital Management investment team has developed an extensive review and credit analysis process. Each investment that is reviewed by Stellus Capital Management is brought through a structured, multi-stage approval process. In addition, Stellus Capital Management takes an active approach in monitoring all investments, including reviews of financial performance on at least a quarterly basis and regular discussions with management. Stellus Capital Management’s investment and monitoring process and the depth and experience of its investment team should allow it to conduct the type of due diligence and monitoring that enables it to identify and evaluate risks and opportunities.

Demonstrated Ability to Structure Investments Creatively.  Stellus Capital Management has the expertise and ability to structure investments across all levels of a company’s capital structure. While at the D. E. Shaw group, the Stellus Capital Management investment team invested approximately $5.4 billion across the entire capital structure in 193 middle-market companies. These investments included secured and unsecured debt and related equity securities. Furthermore, we believe that current market conditions will allow us to structure attractively priced debt investments and may allow us to incorporate other return-enhancing mechanisms such as commitment fees, original issue discounts, early redemption premiums, payment-in-kind, or PIK, interest or some form of equity securities.

Resources of Stellus Capital Management Platform.  We will have access to the resources and capabilities of Stellus Capital Management, which has 15 investment professionals, including Messrs. Ladd, D’Angelo, Davis and Overbergen, who are supported by one managing director, six principals, two vice presidents and two analysts. These individuals have developed long-term relationships with middle-market companies, management teams, financial sponsors, lending institutions and deal intermediaries by providing flexible financing throughout the capital structure. While at the D. E. Shaw group, the Stellus Capital Management investment team completed financing transactions with more than 90 equity sponsors and completed multiple financing transactions with 12 of those equity sponsors. We believe that these relationships will provide us with a competitive advantage in identifying investment opportunities in our target market. We also expect to benefit from Stellus Capital Management’s due diligence, credit analysis, origination and transaction execution experience and capabilities, including the support provided with respect to those functions by Mr. Huskinson, who serves as our chief financial officer and chief compliance officer, and his staff of four additional mid- and back-office professionals.

SBIC License

In May 2013, the SBA issued a “green light” letter inviting us to continue the application process to obtain a license to form and operate a small business investment company subsidiary, or SBIC subsidiary. However, receipt of a “green light” letter from the Small Business Administration, or SBA, does not assure an applicant that the SBA will ultimately issue an SBIC license and the Company has received no assurance or indication from the SBA that it will receive an SBIC license, or of the timeframe in which it would receive a license, should one ultimately be granted. The SBIC subsidiary would be allowed to issue SBA-guaranteed debentures up to a maximum of $150 million under current SBIC regulations, subject to required capitalization of the SBIC subsidiary and other requirements. SBA guaranteed debentures generally have longer maturities and lower interest rates than other forms of debt that may be available to us, and we believe therefore would represent an attractive source of debt capital.

Conflicts of Interests

We may have conflicts of interest arising out of the investment advisory activities of Stellus Capital Management, including those described below.

Our investment strategy includes investments in secured debt (including first lien, second lien and unitranche) and mezzanine debt (including senior unsecured and subordinated debt), as well as related equity securities of private middle-market companies. Stellus Capital Management also manages, and in the future may manage, other investment funds, accounts or investment vehicles that invest or may invest in assets eligible for purchase by us. For example, Stellus Capital Management is currently seeking to raise capital for a private credit fund that will have an investment strategy that is identical to our investment strategy. Stellus Capital Management also provides non-discretionary advisory services to the D. E. Shaw group, pursuant to sub-advisory arrangements, with respect to a private investment fund and a strategy of a private multi-strategy investment fund (collectively with the D. E. Shaw group fund, the “D. E. Shaw group funds”) to which the D. E. Shaw group serves as investment adviser that have an investment strategy similar to our investment strategy. Our investment policies, fee arrangements and other circumstances may vary from those of other investment funds, accounts or investment vehicles managed by Stellus Capital Management.

We intend to co-invest with investment funds, accounts and investment vehicles managed by Stellus Capital Management (other than the D. E. Shaw group funds) where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally will only be permitted to co-invest with such investment funds, accounts and investment vehicles where the only term that is negotiated is price. However, we and Stellus Capital Management have filed an exemptive application with the SEC to permit greater flexibility to negotiate the terms of co-investments with investment funds, accounts and investment vehicles managed by Stellus Capital Management (other than the D. E. Shaw group funds) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. This exemptive application is still pending, and there can be no assurance that we will receive exemptive relief from the SEC to permit us to co-invest with investment funds, accounts and investment vehicles managed by Stellus Capital Management (other than the D. E. Shaw group funds) where terms other than price are negotiated, and we offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time. When we invest alongside other investment funds, accounts and investment vehicles managed by Stellus Capital Management, prior to receiving exemptive relief, we expect to make such investments consistent with Stellus Capital Management’s allocation policy, which generally requires that each co-investment opportunity be allocated between us and the other investment funds, accounts and investment vehicles managed by Stellus Capital Management pro rata based on each entity’s capital available for investment, as determined by Stellus Capital Management. We expect that available capital for our investments will be determined based on the amount of cash on-hand, liquidity available under our financing arrangements, including the borrowing capacity under the Credit Facility (defined below), existing commitments and reserves, if any, the targeted leverage level, targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or as imposed by applicable laws, rules, regulations or interpretations. The capital available for investment for the private credit fund, investment funds, accounts and investment vehicles will generally include uncalled capital commitments, which is the aggregate amount of capital that investors in our private credit fund have committed to furnish us upon our request, as well as cash on hand. In situations where co-investment alongside other investment funds, accounts and investment vehicles managed by Stellus Capital Management, prior to receiving exemptive relief, is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, Stellus Capital Management will need to decide whether we or such other entity or entities will proceed with the investment. Stellus Capital Management will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which an investment fund, account or investment vehicle managed by Stellus Capital Management has previously invested. See “Risk Factors —  Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us” and “Related Party Transactions and Certain Relationships.”

In addition, as of March 31, 2013, our portfolio consisted of ten assets in eight portfolio companies acquired from the D. E. Shaw group fund to which the D. E. Shaw group serves as investment adviser. Stellus Capital Management provides non-discretionary advisory services with respect to the D. E. Shaw group fund pursuant to a sub-advisory arrangement. However, the D. E. Shaw group fund has retained equity investments in five of those eight portfolio companies. To the extent that our investments in these portfolio companies need to be restructured or that we choose to exit these investments in the future, our ability to do so may be limited if such restructuring or exit also involves an affiliate or the D. E. Shaw group fund therein because such a transaction could be considered a joint transaction prohibited by the 1940 Act in the absence of our receipt of relief from the SEC in connection with such transaction. For example, if the D. E. Shaw group fund were required to approve a restructuring of our investment in one of these portfolio companies in its capacity as an equity holder thereof and the D. E. Shaw group fund were deemed to be our affiliate, such involvement by the D. E. Shaw group fund in the restructuring transaction may constitute a prohibited joint transaction under the 1940 Act. However, we do not believe that our ability to restructure or exit these investments will be significantly hampered due to the fact that the equity investments retained by the D. E. Shaw group fund are minority equity positions and, as a result, it is unlikely that the D. E. Shaw group fund will be or will be required to be involved in any such restructurings or exits. Moreover, although we are seeking exemptive relief in relation to certain joint transactions with certain investment funds, accounts and investment vehicles affiliated with Stellus Capital Management, we do not expect that such exemptive relief will apply to the D. E. Shaw group funds sub-advised by Stellus Capital Management. See “Risk Factors — Our ability to sell or otherwise exit investments in which affiliates of Stellus Capital Management also have an investment may be restricted” and “Related Party Transactions and Certain Relationships.”

In the course of our investing activities, we pay management and incentive fees to Stellus Capital Management. We have entered into an investment advisory agreement with Stellus Capital Management that provides that these fees are based on the value of our gross assets. Because these fees are based on the value of our gross assets, Stellus Capital Management will benefit when we incur debt or use leverage. This fee structure may encourage Stellus Capital Management to cause us to borrow money to finance additional investments. Our board of directors is charged with protecting our interests by monitoring how Stellus Capital Management addresses these and other conflicts of interests associated with its management services and compensation. While our board of directors is not expected to review or approve each investment decision, borrowing or incurrence of leverage, our independent directors will periodically review Stellus Capital Management’s services and fees as well as its portfolio management decisions and portfolio performance. See “Risk Factors — The incentive fee structure we have with Stellus Capital Management may create incentives that are not fully aligned with the interests of our stockholders.”

Stellus Capital Management may from time to time incur expenses in connection with investments to be made on our behalf and on behalf of other investment funds, accounts and investment vehicles managed by Stellus Capital Management. Stellus Capital Management will allocate such expenses on a pro rata basis according to the participation in a transaction, subject to oversight by our board of directors.

Corporate Information

Our principal executive offices are located at 4400 Post Oak Parkway, Suite 2200, Houston, TX 77027, and our telephone number is (713) 292-5400. We maintain a website located at www.stelluscapital.com. Information on our website is not incorporated into or a part of this prospectus.

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. As an emerging growth company, we may take advantage of specified reduced disclosure and other requirements that are otherwise applicable generally to public companies. We will remain an emerging growth company until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of our initial public offering, (ii) in which we have total annual gross revenue of at least $1.0 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

THE OFFERING

Common stock offered by us
shares (or shares if the underwriters exercise their over-allotment option in full).
Common stock to be outstanding after this offering
shares (or shares if the underwriters exercise their over-allotment option in full).
Use of Proceeds
We expect the net proceeds to us from this offering to be approximately $ million, or approximately $ million if the underwriters exercise their over-allotment option in full after deducting underwriting discounts and commissions and estimated organization and offering expenses payable by us.
We plan to use the net proceeds of this offering to make new investments in portfolio companies in accordance with our investment objective and strategies as described in this prospectus and for general working capital purposes. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. See “Use of Proceeds.”
Investment Advisory Agreement
We will pay Stellus Capital Management a fee for its services under the investment advisory agreement. This fee consists of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of our gross assets, including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents. The base management fee will be payable quarterly in arrears.
The incentive fee, which provides Stellus Capital Management with a share of the income that it generates for us, consists of two parts. The first part, which is calculated and payable quarterly in arrears, equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a hurdle rate of 2.0% per quarter (8.0% annualized), and is subject to a “catch-up” feature. The second part is calculated and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory agreement, as of the termination date) and equals 20.0% of our aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. See “Management Agreements — Management Fee and Incentive Fee.”
Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under our administration agreement, and any interest expense and any distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, or OID, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. However, the portion of such incentive fee that is attributable to deferred interest (such as PIK interest or OID) will be paid to Stellus Capital Management, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Stellus Capital Management has agreed to permanently waive any interest accrued on the portion of the incentive fee attributable to deferred interest (such as PIK interest or OID).
Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.0% per quarter (8.0% annualized), subject to a “catch-up” provision incurred at the end of each calendar quarter. The incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the 11 preceding quarters. As a result, the total return requirement acts to defer our obligation to pay our investment adviser an incentive fee to the extent that we have generated cumulative net decreases in assets resulting from operations over the trailing 12 quarters due to unrealized or realized net losses on our investments and even in the event that our pre-incentive fee net investment income exceeds the hurdle rate.
Our net pre-incentive fee investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee.
See the section entitled “Management Agreements” for examples of how the incentive fee is calculated.
Stellus Capital Management has agreed to waive its incentive fee for the year ending December 31, 2013 to the extent required to support a minimum annual dividend yield of 9.0% (to be paid on a quarterly basis) to our stockholders immediately subsequent to our initial public offering based on our initial public offering price per share.
New York Stock Exchange symbol
“SCM”
Trading at a discount
Shares of closed-end investment companies, including business development companies, frequently trade in the secondary market at a discount to their net asset values. We are not generally able to issue and sell our common stock at a price below our net asset value per share unless we have prior stockholder approval. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See “Risk Factors.”
Distributions
We intend to make quarterly distributions to our stockholders out of assets legally available for distribution. Our quarterly distributions, if any, will be determined by our board of directors.
Taxation
We intend to elect to be treated for U.S. federal income tax purposes as a RIC. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders. To qualify as a RIC and obtain the associated tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and net short-term capital gains, if any, in excess of our net long-term capital losses. See “Distributions.”
Leverage
We expect to continue to use borrowed funds in order to make additional investments. We expect to use this practice, which is known as “leverage,” when the terms and conditions are favorable to long-term investing and well aligned with our investment strategy and portfolio composition in an effort to increase returns to our stockholders, but this strategy involves significant risks. See “Risk Factors.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such borrowing. The amount of leverage that we employ will depend on Stellus Capital Management’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing.
We have entered into a revolving credit facility, or the Credit Facility, with various lenders, including SunTrust Bank, which also serves as administrative agent under the Credit Facility. The Credit Facility provides for borrowings in an aggregate amount up to $115,000,000 on a committed basis and an accordion for an additional $35,000,000 for a total facility size of $150,000,000. The exercise of the accordion will require sufficient borrowing base and additional commitments from the existing lender group and/or new lenders. The Company’s obligations to the lenders are secured by a first priority security interest in its portfolio of securities and cash, but excluding short term investments.
In May 2013, the SBA issued a “green light” letter inviting us to continue the application process to obtain a license to form and operate an SBIC subsidiary. However, receipt of a “green light” letter from the SBA, does not assure an applicant that the SBA will ultimately issue an SBIC license and the Company has received no assurance or indication from the SBA that it will receive an SBIC license, or of the timeframe in which it would receive a license, should one ultimately be granted. The SBIC subsidiary would be allowed to issue SBA-guaranteed debentures up to a maximum of $150 million under current SBIC regulations, subject to required capitalization of the SBIC subsidiary and other requirements. See “Summary — SBIC License.” SBA guaranteed debentures generally have longer maturities and lower interest rates than other forms of debt that may be available to us, and we believe therefore would represent an attractive source of debt capital.
Dividend reinvestment plan
We have adopted a dividend reinvestment plan for our stockholders, which is an “opt out” dividend reinvestment plan. Under this plan, if we declare a cash distribution to our stockholders, the amount of such distribution will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Stockholders who receive distributions in the form of shares of common stock generally will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash, but will not receive any corresponding cash distributions with which to pay any applicable taxes. See “Dividend Reinvestment Plan.”
Administration Agreement
The administration agreement requires us to reimburse Stellus Capital Management for our allocable portion (subject to the review of our board of directors) of overhead and other expenses, including furnishing us with office facilities and equipment and providing clerical, bookkeeping, record keeping and other administrative services at such facilities, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. To the extent that Stellus Capital Management outsources any of its functions, we will pay the fees associated with such functions on a direct basis, without incremental profit to Stellus Capital Management. See “Management Agreements — Administration Agreement.”
License arrangements
We have entered into a license agreement with Stellus Capital Management under which Stellus Capital Management has granted us a non-exclusive, royalty-free license to use the name “Stellus Capital.” For a description of the license agreement, see “Management Agreements — License Agreement.”
Custodian and transfer agent
State Street Bank and Trust Company serves as our custodian and our transfer and distribution paying agent and registrar. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”
Anti-takeover provisions
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Capital Stock.”
Available information
We have filed with the SEC a registration statement on Form N-2, of which this prospectus is a part. This registration statement contains additional information about us and the shares of our common stock being offered by this prospectus. We also file periodic reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F. Street, N.E., Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at 1-800-SEC-0330.
We maintain a website at www.stelluscapital.com and make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus. You may also obtain such information free of charge by contacting us in writing at 4400 Post Oak Parkway, Suite 2200, Houston, TX 77027, Attention: Investor Relations.
Risk Factors
An investment in our common stock is subject to risks. The following is a summary of the principal risks that you should carefully consider before investing in shares of our common stock. In addition, see “Risk Factors” beginning on page 17 of this prospectus to read about factors you should consider before deciding to invest in shares of our common stock.

•

We have a limited operating history as a business development company and have not yet elected to be treated as a RIC, and Stellus Capital Management has limited experience managing a business development company, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

•

We are dependent upon key personnel of Stellus Capital Management for our future success. If Stellus Capital Management were to lose any of its key personnel, our ability to achieve our investment objective could be significantly harmed.

•

Our business model depends to a significant extent upon strong referral relationships. Any inability of Stellus Capital Management to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

• Our financial condition, results of operations and cash flows will depend on our ability to manage our business effectively.
• There are significant potential conflicts of interest that could negatively affect our investment returns.
• The incentive fee structure we have with Stellus Capital Management may create incentives that are not fully aligned with the interests of our stockholders.
• The involvement of our interested directors in the valuation process may create conflicts of interest.
• There are conflicts related to other arrangements with Stellus Capital Management.

• Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

•

Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital and, as a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

•

We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us. We intend to finance our investments with borrowed money when we expect the return on our investment to exceed the cost of borrowing.

• Because we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.
• Adverse developments in the credit markets may impair our ability to borrow money.

•

Most of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.

• We will be subject to corporate-level income tax and may default under our Credit Facility if we are unable to qualify or maintain our qualification as a RIC under Subchapter M of the Code.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, common stockholders will indirectly bear such fees or expenses.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	%(1)
Offering expenses (as a percentage of offering price)	%(2)
Dividend reinvestment plan expenses	(3)
Total Stockholder Transaction Expenses (as a percentage of offering price)	%
Annual Expenses (as percentage of net assets attributable to common stock):
Base management fees	%(4)
Incentive fees payable under the investment advisory agreement	%(5)
Interest payments on borrowed funds	%(6)
Other expenses	%(7)
Total annual expenses	%

(1)	The underwriting discount and commission with respect to shares of our common stock sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load paid in connection with this offering. The sales load due to the underwriters is % of the offering price.
(2)	Amount reflects estimated offering expenses of approximately $ .
(3)	The expenses of the dividend reinvestment plan are included in “Other expenses.” See “Dividend Reinvestment Plan.”
(4)	Our base management fee, payable quarterly in arrears, is 1.75% of our gross assets, including assets purchased with borrowed amounts or other forms of leverage (including public and private debt issuances, derivative instruments, repurchase agreements and other similar instruments or arrangements) and excluding cash and cash equivalents and is estimated by assuming the base management fee remains consistent with the fees incurred for the six months ended June 30, 2013.
(5)	This item represents the incentive fee payable to Stellus Capital Management based on annualizing actual amounts earned on our “pre-incentive fee net investment income” for the six months ended June 30, 2013, and assumes that the capital gains incentive fees payable at the end of the 2013 calendar year will be based on the actual cumulative realized capital gains net of cumulative realized losses and unrealized capital depreciation as of June 30, 2013.

The incentive fee consists of two components, ordinary income and capital gains:

The ordinary income component, which is payable quarterly in arrears, equals 20.0% of the excess, if any, of our “pre-incentive fee net investment income” over a 2.0% quarterly (8.0% annualized) hurdle rate, expressed as a rate of return on the value of our net assets attributable to our common stock, and a “catch-up” provision, measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% subject to a total return requirement and deferral of non-cash amounts. The effect of the “catch-up” provision is that, subject to the total return and deferral provisions discussed below, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, Stellus Capital Management will receive 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The ordinary income component of the incentive fee is computed on income that may include interest that is accrued but not yet received in cash. The foregoing ordinary income component of the incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations (as defined below) over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation of the Company for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (sometimes referred to as payment-in-kind interest, or PIK, or original issue discount, or OID) will be paid to Stellus Capital Management, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such accounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter. There is no accumulation of amounts on the hurdle rate from quarter to quarter, and accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle, and there is no delay of payment if prior quarters are below the quarterly hurdle.

The capital gains component of the incentive fee equals 20.0% of our “Incentive Fee Capital Gains,” if any, which equals our aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees. The second component of the incentive fee is payable, in arrears, at the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date). We will record an expense accrual relating to the capital gains component of the incentive fee payable by us to Stellus Capital Management when the unrealized gains on our investments exceed all realized capital losses on our investments given the fact that a capital gains incentive fee would be owed to Stellus Capital Management if we were to liquidate our investment portfolio at such time. The actual incentive fee payable to our investment adviser related to capital gains is determined and payable in arrears at the end of each fiscal year and includes only realized capital gains for the period. See “Management Agreements — Management Fee and Incentive Fee.”

In addition, Stellus Capital Management has agreed to waive its incentive fee for the year ending December 31, 2013 to the extent required to support a minimum annual dividend yield of 9.0% (to be paid on a quarterly basis) to our stockholders immediately subsequent to our initial public offering based on our initial public offering price per share. Stellus Capital Management has agreed to permanently waive any interest accrued on the portion of the incentive fee attributable to deferred interest (such as PIK interest or OID).

(6)	Interest payments on borrowed funds represent our estimated annual interest payments based on the actual interest expense incurred under our Credit Facility for the six months ended June 30, 2013, and annualized for a full year. As of June 30, 2013, we had $ million outstanding under the Credit Facility, with capacity to borrow up to an aggregate of $115 million, and for the six months ended June 30, 2013, our interest expense was $ . This item is based on our assumption that our average borrowings and our interest costs for the remainder of 2013 will be similar to those for the six months ended June 30, 2013. If, in the future, we issue any debt securities, interest payments on borrowed funds will include estimated annual interest payments for any debt securities we may issue. The amount of leverage that we employ at any particular time will depend on, among other things, our board of directors’ assessment of market and other factors at the time of any proposed borrowing.
(7)	Includes organizational expenses, our overhead expenses, including payments under the administration agreement based on our allocable portion of overhead and other expenses incurred by Stellus Capital Management. See “Management Agreements — Administration Agreement.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have $     of leverage at the end of the year, and that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Because the income incentive fee under our investment advisory agreement is unlikely to be significant assuming a 5% annual return, the example assumes that the 5% annual return will be generated entirely through the realization of capital gains on our assets and, as a result, will trigger the payment of a capital gains incentive fee under our investment advisory agreement. The incentive fee under the investment advisory agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. This example also includes estimated offering expenses of approximately $    . Further, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by (a) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our board of directors or (b) the average purchase price of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED FINANCIAL DATA

The following selected financial data for the period from Inception (May 18, 2012) through December 31, 2012 and at December 31, 2012, is derived from our financial statements which have been audited. The selected financial data at March 31, 2013, and for the quarter ending March 31, 2013, have been derived from unaudited financial data, but, in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the financial condition and operating results for such interim periods. Interim results as of and for the three months ended March 31, 2013 are not necessarily indicative of the results that may be expected for the year ending December 31, 2013. The data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

	(Unaudited) Quarter Ended March 31, 2013	Inception through December 31, 2012
Statement of Operations Data:
Total investment income	$6,446,440	$3,696,432
Total expenses	2,759,058	2,392,076
Net investment income	3,687,382	1,304,356
Net increase in net assets resulting from operations	5,532,118	1,298,424
Per Share Data:
Net asset value	$14.56	$14.45
Net investment income	0.31	0.11
Net increase in net assets resulting from operations	0.46	0.11
Distributions declared	0.34	0.18

	(Unaudited) At March 31, 2013	At December 31, 2012
Balance Sheet Data:
Investments at fair value	$203,905,313	$195,451,256
Cash and cash equivalents	$35,045,836	$62,131,686
Total assets	$244,588,698	$262,542,977
Total liabilities	$69,087,826	$88,697,022
Total net assets	$175,500,872	$173,845,955
Other Data:
Number of portfolio companies at period end	19	15
Weighted average yield on debt investments	12.0%	12.5%

RISK FACTORS

Investing in our common stock involves a number of significant risks. Before you invest in our common stock, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to our Business and Structure

We have a limited operating history as a business development company and have not yet elected to be treated as a RIC, and Stellus Capital Management has limited experience managing a business development company, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

We were formed in May 2012 and prior to the completion of our initial public offering in November 2012, we did not operate as a business development company and had not (and have not yet) qualified to be treated as a RIC, and Stellus Capital Management had never managed a business development company. As a result of our limited operating history, we have limited operating results under these regulatory frameworks that can demonstrate to you either their effect on our business or our ability to manage our business under these frameworks. We are subject to the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to other investment vehicles managed by Stellus Capital Management. Business development companies are required, for example, to invest at least 70% of their total assets primarily in securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Moreover, qualification for taxation as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. We and Stellus Capital Management have limited experience operating or advising under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We are dependent upon key personnel of Stellus Capital Management for our future success. If Stellus Capital Management were to lose any of its key personnel, our ability to achieve our investment objective could be significantly harmed.

We depend on the diligence, skill and network of business contacts of the investment professionals of Stellus Capital Management to achieve our investment objective. Stellus Capital Management’s team of investment professionals evaluates, negotiates, structures, closes and monitors our investments in accordance with the terms of our investment advisory agreement. We can offer no assurance, however, that Stellus Capital Management’s investment professionals will continue to provide investment advice to us.

Stellus Capital Management’s investment committee, which provides oversight over our investment activities, is provided to us by Stellus Capital Management under the investment advisory agreement. Stellus Capital Management’s investment committee consists of three members of our board of directors, Messrs. Ladd, D’Angelo and Davis, and two investment professionals of Stellus Capital Management, Messrs. Overbergen and Huskinson. The loss of any member of Stellus Capital Management’s investment committee would limit our ability to achieve our investment objective and operate our business. This could have a material adverse effect on our financial condition, results of operations and cash flows.

Our business model depends to a significant extent upon strong referral relationships. Any inability of Stellus Capital Management to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon Stellus Capital Management to maintain its relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions, and we rely to a significant extent upon these relationships to provide us with potential investment opportunities. If Stellus Capital Management fails to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom Stellus Capital Management has relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities for us in the future.

Our financial condition, results of operations and cash flows will depend on our ability to manage our business effectively.

Our ability to achieve our investment objective will depend on our ability to manage our business and to grow our investments and earnings. This will depend, in turn, on Stellus Capital Management’s ability to identify, invest in and monitor portfolio companies that meet our investment criteria. The achievement of our investment objective on a cost-effective basis will depend upon Stellus Capital Management’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. Stellus Capital Management’s investment professionals will have substantial responsibilities in connection with the management of other investment funds, accounts and investment vehicles. The personnel of Stellus Capital Management may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them from sourcing new investment opportunities for us or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

There are significant potential conflicts of interest that could negatively affect our investment returns.

The members of Stellus Capital Management’s investment committee serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by Stellus Capital Management. Similarly, Stellus Capital Management may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. For example, Stellus Capital Management is currently seeking to raise capital for a private credit fund that will have an investment strategy that is identical to our investment strategy. Stellus Capital Management also provides sub-advisory services to the D. E. Shaw group with respect to a private investment fund and a strategy of a private multi-strategy investment fund to which the D. E. Shaw group serves as investment adviser that have an investment strategy similar to our investment strategy.

We intend to co-invest with investment funds, accounts and investment vehicles managed by Stellus Capital Management (other than the D. E. Shaw group funds) where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. Without an exemptive order from the SEC (as described below), we generally will only be permitted to co-invest with such investment funds, accounts and investment vehicles when the only term that is negotiated is price. However, we and Stellus Capital Management have filed an exemptive application with the SEC to permit greater flexibility to negotiate the terms of co-investments with investment funds, accounts and investment vehicles managed by Stellus Capital Management (other than the D. E. Shaw group funds) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. This exemptive application is still pending, and we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time, or that we will receive exemptive relief from the SEC to permit us to co-invest with investment funds, accounts and investment vehicles managed by Stellus Capital Management (other than the D. E. Shaw group funds) where terms other than price are negotiated. When we invest alongside other investment funds, accounts and investment vehicles managed by Stellus Capital Management, prior to receiving exemptive relief, we expect to make such investments consistent with Stellus Capital Management’s allocation policy, which generally requires that each co-investment opportunity be allocated between us and the other investment funds, accounts and investment vehicles managed by Stellus Capital Management pro rata based on each entity’s capital available for investment, as determined by Stellus Capital Management. We expect that available capital for our investments will be determined based on the amount of cash on-hand, liquidity available under our financing arrangements, including the borrowing capacity under our Credit Facility, existing commitments and reserves, if any, the targeted leverage level, targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or as imposed by applicable laws, rules, regulations or interpretations. In situations where co-investment alongside other investment funds, accounts and investment vehicles managed by Stellus Capital Management, prior to receiving exemptive relief, is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, Stellus Capital Management will need to decide whether we or such other entity or entities will proceed with the investment. Stellus Capital Management will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which an investment fund, account or investment vehicle managed by Stellus Capital Management has previously invested.

In addition, there may be times when Stellus Capital Management, members of its investment committee or its other investment professionals have interests that differ from those of our stockholders, giving rise to a conflict of interest. In particular, a private investment fund for which Stellus Capital Management provides investment advisory services hold minority equity interests in certain of the portfolio companies in which we hold debt investments. As a result, Stellus Capital Management, members of its investment committee or its other investment professionals may face conflicts of interest in connection with making business decisions for these portfolio companies to the extent that such decisions affect the debt and equity holders in these portfolio companies differently. In addition, Stellus Capital Management may face conflicts of interests in connection with making investment or other decisions, including granting loan waivers or concessions, on our behalf with respect to these portfolio companies given that they also provide investment advisory services to a private investment fund that holds the equity interests in these portfolio companies. Although our investment adviser will endeavor to handle these investment and other decisions in a fair and equitable manner, we and the holders of the shares of our common stock could be adversely affected by these decisions. Moreover, given the subjective nature of the investment and other decisions made by our investment adviser on our behalf, we are unable to monitor these potential conflicts of interest between us and our investment adviser; however, our board of directors, including the independent directors, reviews conflicts of interest in connection with its review of the performance of our investment adviser.

The senior investment team and other investment professionals of Stellus Capital Management may, from time to time, possess material non-public information, limiting our investment discretion.

The senior investment team and other investment professionals of Stellus Capital Management, including members of Stellus Capital Management’s investment committee, may serve as directors of, or in a similar capacity with, portfolio companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

The incentive fee structure we have with Stellus Capital Management may create incentives that are not fully aligned with the interests of our stockholders.

In the course of our investing activities, we pay management and incentive fees to Stellus Capital Management. We have entered into an investment advisory agreement with Stellus Capital Management that provides for a management fee based on the value of our gross assets. Because this fee is based on the value of our gross assets, Stellus Capital Management will benefit when we incur debt or use leverage. This fee structure may encourage Stellus Capital Management to cause us to borrow money to finance additional investments. Under certain circumstances, the use of borrowed money may increase the likelihood of default, which would disfavor our stockholders.

Our board of directors is charged with protecting our interests by monitoring how Stellus Capital Management addresses these and other conflicts of interests associated with its management services and compensation. While our board of directors is not expected to review or approve each investment decision, borrowing or incurrence of leverage, our independent directors will periodically review Stellus Capital Management’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, Stellus Capital Management may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

Our incentive fee may induce Stellus Capital Management to make speculative investments.

We pay Stellus Capital Management an incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. Additionally, under the incentive fee structure, Stellus Capital Management may benefit when capital gains are recognized and, because Stellus Capital Management will determine when to sell a holding, Stellus Capital Management will control the timing of the recognition of such capital gains. As a result, Stellus Capital Management may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

We may be obligated to pay Stellus Capital Management incentive compensation even if we incur a loss and may pay more than 20.0% of our net capital gains because we cannot recover payments made in previous years.

Stellus Capital Management is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation) above a threshold return for that quarter and subject to a total return requirement. The general effect of this total return requirement is to prevent payment of the foregoing incentive compensation except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. Consequently, we may pay an incentive fee if we incurred losses more than three years prior to the current calendar quarter even if such losses have not yet been recovered in full. Thus, we may be required to pay Stellus Capital Management incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. If we pay an incentive fee of 20.0% of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

The involvement of our interested directors in the valuation process may create conflicts of interest.

We make many of our portfolio investments in the form of loans and securities that are not publicly traded and for which no market based price quotation is available. As a result, our board of directors determines the fair value of these loans and securities in good faith as described elsewhere in this prospectus. In connection with that determination, investment professionals from Stellus Capital Management may provide our board of directors with valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. While the valuation for each portfolio investment is reviewed by an independent valuation firm quarterly, the ultimate determination of fair value is made by our board of directors, including our interested directors, and not by such third party valuation firm. In addition, Messrs. Ladd, D’Angelo and Davis, each an interested member of our board of directors, has a direct pecuniary interest in Stellus Capital Management. The participation of Stellus Capital Management’s investment professionals in our valuation process, and the pecuniary interest in Stellus Capital Management by certain members of our board of directors, could result in a conflict of interest as Stellus Capital

Management’s management fee is based, in part, on the value of our gross assets, and incentive fees are based, in part, on realized gains and realized and unrealized losses.

There are conflicts related to other arrangements with Stellus Capital Management.

We have entered into a license agreement with Stellus Capital Management under which Stellus Capital Management has agreed to grant us a non-exclusive, royalty-free license to use the name “Stellus Capital.” In addition, we have entered into an administration agreement with Stellus Capital Management pursuant to which we are required to pay to Stellus Capital Management our allocable portion of overhead and other expenses incurred by Stellus Capital Management in performing its obligations under such administration agreement, such as rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and his staff. This will create conflicts of interest that our board of directors will monitor. For example, under the terms of the license agreement, we will be unable to preclude Stellus Capital Management from licensing or transferring the ownership of the “Stellus Capital” name to third parties, some of whom may compete against us. Consequently, we will be unable to prevent any damage to goodwill that may occur as a result of the activities of Stellus Capital Management or others. Furthermore, in the event the license agreement is terminated, we will be required to change our name and cease using “Stellus Capital” as part of our name. Any of these events could disrupt our recognition in the market place, damage any goodwill we may have generated and otherwise harm our business.

The investment advisory agreement and the administration agreement with Stellus Capital Management were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The investment advisory agreement and the administration agreement were negotiated between related parties. Consequently, their terms, including fees payable to Stellus Capital Management, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with Stellus Capital Management and its affiliates. Any such decision, however, would breach our fiduciary obligations to our stockholders.

The time and resources that Stellus Capital Management devote to us may be diverted, and we may face additional competition due to the fact that Stellus Capital Management and its affiliates are not prohibited from raising money for, or managing, another entity that makes the same types of investments that we target.

Stellus Capital Management and some of its affiliates, including our officers and our non-independent directors, are not prohibited from raising money for, or managing, another investment entity that makes the same types of investments as those we target. For example, Stellus Capital Management is currently seeking to raise capital for a private credit fund that will have an investment strategy that is identical to our investment strategy. We and Stellus Capital Management have also filed for exemptive relief from the SEC that would establish a co-investment program with investment funds, accounts and investment vehicles managed by Stellus Capital Management (other than the D. E. Shaw group funds); however, there can be no assurance if and when the SEC would grant such relief. In addition, pursuant to sub-advisory arrangements, Stellus Capital Management provides non-discretionary advisory services to the D. E. Shaw group related to a private investment fund and a strategy of a private multi-strategy investment fund to which the D. E. Shaw group serves as investment adviser. As a result, the time and resources they could devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities.

Our incentive fee arrangements with Stellus Capital Management may vary from those of other investment funds, account or investment vehicles managed by Stellus Capital Management, which may create an incentive for Stellus Capital Management to devote time and resources to a higher fee-paying fund.

If Stellus Capital Management is paid a higher performance-based fee from any of its other funds, it may have an incentive to devote more research and development or other activities, and/or recommend the allocation of investment opportunities, to such higher fee-paying fund. For example, to the extent Stellus

Capital Management’s incentive compensation is not subject to a hurdle or total return requirement with respect to another fund, it may have an incentive to devote time and resources to such other fund.

Stellus Capital Management’s liability is limited under the investment advisory agreement and we have agreed to indemnify Stellus Capital Management against certain liabilities, which may lead Stellus Capital Management to act in a riskier manner on our behalf than it would when acting for its own account.

Under the investment advisory agreement, Stellus Capital Management has not assumed any responsibility to us other than to render the services called for under that agreement. It will not be responsible for any action of our board of directors in following or declining to follow Stellus Capital Management’s advice or recommendations. Under the investment advisory agreement, Stellus Capital Management, its officers, members and personnel, and any person controlling or controlled by Stellus Capital Management will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the investment advisory agreement, except those resulting from acts constituting gross negligence, willful misfeasance, bad faith or reckless disregard of the duties that Stellus Capital Management owes to us under the investment advisory agreement. In addition, as part of the investment advisory agreement, we have agreed to indemnify Stellus Capital Management and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the investment advisory agreement, except where attributable to gross negligence, willful misfeasance, bad faith or reckless disregard of such person’s duties under the investment advisory agreement. These protections may lead Stellus Capital Management to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate without the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include concurrent investments in the same portfolio company, without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person that controls us or who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private fund managed by Stellus Capital Management or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We may, however, invest alongside Stellus Capital Management’s investment funds, accounts and investment vehicles in certain circumstances where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. For example, we may invest alongside such investment funds, accounts and investment vehicles consistent with guidance promulgated by the SEC staff to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that Stellus Capital Management, acting on our behalf and on behalf of such investment funds, accounts and investment vehicles, negotiates no term other than price. We may also invest alongside Stellus Capital Management’s investment funds, accounts and investment vehicles as otherwise permissible under regulatory guidance, applicable regulations and Stellus Capital Management’s allocation policy. This allocation policy provides that allocations among us and investment funds, accounts and investment vehicles managed by Stellus Capital Management and its affiliates will generally be made pro rata based on capital available for investment, as determined, in our case, by our board of directors as well as the terms of our governing documents and those of such investment funds, accounts and investment vehicles. It is our policy to base our determinations on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, our targeted leverage level, our targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for investment funds, accounts and investment vehicles managed by Stellus Capital Management. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations where co-investment with investment funds, accounts and investment vehicles managed by Stellus Capital Management, prior to receiving exemptive relief, is not permitted or appropriate, such as when there is an opportunity to invest concurrently in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of Stellus Capital Management’s clients, subject to the limitations described in the preceding paragraph, Stellus Capital Management will need to decide which client will proceed with the investment. Stellus Capital Management will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which an investment fund, account or investment vehicle managed by Stellus Capital Management has previously invested.

We and Stellus Capital Management have filed for exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with investment funds, accounts and investment vehicles managed by Stellus Capital Management (other than the D. E. Shaw group funds) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and investment funds, accounts and investment vehicles managed by Stellus Capital Management (other than the D. E. Shaw group funds) may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our application for exemptive relief is seeking an exemptive order permitting us to invest with investment funds, accounts and investment vehicles managed by Stellus Capital Management (other than the D. E. Shaw group funds) in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. This exemptive application is still pending, and there can be no assurance if and when the SEC would grant such relief.

Our ability to sell or otherwise exit investments in which affiliates of Stellus Capital Management also have an investment may be restricted, which may have a materially adverse impact on our ability to manage our investment portfolio.

Pursuant to the 1940 Act, unless and until we receive exemptive relief from the SEC permitting us to do so, we may be prohibited from exiting our positions in portfolio companies in which funds affiliated with Stellus Capital Management also hold positions. As more fully described elsewhere in this prospectus, as of March 31, 2013, our portfolio consisted of ten assets in eight portfolio companies once held by the D. E. Shaw group fund to which the D. E. Shaw group serves as investment adviser and is sub-advised by Stellus Capital Management. However, the D. E. Shaw group fund has retained equity investments in five of those eight portfolio companies. To the extent that our investments in these portfolio companies need to be restructured or that we choose to exit these investments in the future, our ability to do so may be limited if such restructuring or exit also involves an affiliate or the D. E. Shaw group fund therein because such a transaction could be considered a joint transaction prohibited by the 1940 Act in the absence of our receipt of relief from the SEC in connection with such transaction. For example, if the D. E. Shaw group fund were required to approve a restructuring of our investment in one of these portfolio companies in its capacity as an equity holder thereof and the D. E. Shaw group fund were deemed to be our affiliate, such involvement by the D. E. Shaw group fund in the restructuring transaction may constitute a prohibited joint transaction under the 1940 Act. However, we do not believe that our ability to restructure or exit these investments will be significantly hampered due to the fact that the equity investments retained by the D. E. Shaw group fund are minority equity positions and, as a result, it is unlikely that the D. E. Shaw group fund will be or will be required to be involved in any such restructurings or exits.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

A number of entities compete with us to make the types of investments that we make. We compete with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or the source-of-income, asset diversification and distribution requirements we must satisfy to maintain our RIC qualification. The competitive pressures we face may have a material adverse effect on our business, financial condition, results of operations and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

With respect to the investments we make, we do not seek to compete based primarily on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are lower than the rates we offer. With respect to all investments, we may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. We may also compete for investment opportunities with investment funds, accounts and investment vehicles managed by Stellus Capital Management. Although Stellus Capital Management will allocate opportunities in accordance with its policies and procedures, allocations to such investment funds, accounts and investment vehicles will reduce the amount and frequency of opportunities available to us and may not be in the best interests of us and our stockholders.

We will be subject to corporate-level income tax and may default under our Credit Facility if we are unable to qualify or maintain our qualification as a RIC under Subchapter M of the Code.

To qualify as a RIC under Subchapter M of the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Because we incur debt, we will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Because most of our investments are in private or thinly-traded public companies, any such dispositions may be made at disadvantageous prices and may result in substantial losses.

No certainty can be provided, however, that we will satisfy the asset diversification requirements or the other requirements necessary to qualify as a RIC. If we fail to qualify as a RIC for any reason and become subject to corporate income tax, the resulting corporate income taxes could substantially reduce our net assets, the amount of income available for distributions to our stockholders and the amount of funds available for new investments. Furthermore, if we fail to qualify as a RIC, we may be in default under the terms of the Credit Facility. Such a failure would have a material adverse effect on us and our stockholders.

We will need to raise additional capital to grow because we must distribute most of our income.

We will need additional capital to fund new investments and grow our portfolio of investments. We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, we are required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to maintain our qualification as a RIC. As a result, these earnings will not be available to fund new investments. An inability on our part to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which would have an adverse effect on the value of our shares of common stock.

You may not receive distributions, or our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a business development company, we may be limited in our ability to make distributions. All distributions will be made at the discretion of our board of directors and will depend on our earnings, financial condition, maintenance of RIC status, compliance with applicable business development company, SBA regulations (if applicable) and such other factors as our board of directors may deem relative from time to time. We cannot assure you that we will make distributions to our stockholders in the future.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as the accrual of original issue discount. This may arise if we receive warrants in connection with the making of a loan and in other circumstances, or through contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, and increases in loan balances as a result of contracted PIK arrangements are included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to maintain our qualification as a RIC. In such a case, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain such cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax. See “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

PIK interest payments we receive will increase our assets under management and, as a result, will increase the amount of base management fees and incentive fees payable by us to Stellus Capital Management.

Certain of our debt investments may contain provisions providing for the payment of PIK interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, the receipt by us of PIK interest will have the effect of increasing our assets under management. As a result, because the base management fee that we pay to Stellus Capital Management is based on the value of our gross assets, the receipt by us of PIK interest will result in an increase in the amount of the base management fee payable by us. In addition, any such increase in a loan balance due to the receipt of PIK interest will cause such loan to accrue interest on the higher loan balance, which will result in an increase in our pre-incentive fee net investment income and, as a result, an increase in incentive fees that are payable by us to Stellus Capital Management.

PIK interest payments we receive will increase our assets under management and, as a result, will increase the amount of base management fees payable by us to Stellus Capital Management.

Certain of our debt investments may contain provisions providing for the payment of PIK interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, the receipt by us of PIK interest will have the effect of increasing our assets under management. As a result, because the base management fee that we pay to Stellus Capital Management is based on the value of our gross assets, the receipt by us of PIK interest will result in an increase in the amount of the base management fee payable by us.

Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted as a business development company to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of our gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we would not be able to borrow additional funds until we were able to comply with the 200% asset coverage ratio under the 1940 Act. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below then-current net asset value per share of our common stock if our board of directors determines that such sale is in our best interests, and if our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

Because we finance our investments with borrowed money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. If we continue to use leverage to partially finance our investments through banks, insurance companies and other lenders, you will experience increased risks of investing in our common stock. Lenders of these funds have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. As of June 30, 2013, substantially all of our assets were pledged as collateral under the Credit Facility. In addition, under the terms of the Credit Facility and any borrowing facility or other debt instrument we may enter into, we are likely to be required to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make distributions with respect to our common stock. Our ability to service any debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. Moreover, as the base management fee payable to Stellus Capital Management is payable based on the value of our gross assets, including those assets acquired through the use of leverage, Stellus Capital Management will have a financial incentive to incur leverage, which may not be consistent with our stockholders’ interests.

In addition, our common stockholders bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management fee payable to Stellus Capital Management.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we will not be able to incur additional debt until we are able to comply with the 200% asset coverage ratio under the 1940 Act. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on Stellus Capital Management’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual results may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)
(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	%	%	%	%	%

(1)	Assumes $ million in total assets, $ million in debt outstanding, $ million in net assets, and an average cost of funds of %. Actual interest payments may be different.

In addition, our debt facilities may impose financial and operating covenants that restrict our business activities, including limitations that hinder our ability to finance additional loans and investments or to make the distributions required to maintain our qualification as a RIC under the Code.

We may default under the Credit Facility or any future borrowing facility we enter into or be unable to amend, repay or refinance any such facility on commercially reasonable terms, or at all, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

As of June 30, 2013, substantially all of our assets were pledged as collateral under the Credit Facility. In the event we default under the Credit Facility or any other future borrowing facility, our business could be adversely affected as we may be forced to sell all or a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under the Credit Facility or such future borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under the Credit Facility or such future borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Because we use debt to finance our investments, if market interest rates were to increase, our cost of capital could increase, which could reduce our net investment income.

Because we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates would not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates to the extent permitted by the 1940 Act. There is no limit as to our ability to enter into such derivative transactions. In addition, a rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of our pre-incentive fee net investment income and, as a result, an increase in incentive fees payable to Stellus Capital Management. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

Provisions in the Credit Facility or any other future borrowing facility may limit our discretion in operating our business.

The Credit Facility is, and any future borrowing facility may be, backed by all or a portion of our loans and securities on which the lenders will or, in the case of a future facility, may have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a guarantee and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

In addition, any security interests as well as negative covenants under the Credit Facility or any other borrowing facility may limit our ability to incur additional liens or debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. For example, under the terms of the Credit Facility, we have generally agreed to not incur any additional secured indebtedness, other than certain indebtedness that we may incur, in accordance with the Credit Facility, to allow us to purchase investments in U.S. Treasury Bills. In addition, we have agreed not to incur any additional indebtedness that has a maturity date prior to the maturity date of the Credit Facility. Further, if our borrowing base under the Credit Facility or any other borrowing facility were to decrease, we would be required to secure additional assets in an amount equal to any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under the Credit Facility or any other borrowing facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to make stockholder distributions.

In addition, under the Credit Facility or any other borrowing facility we may be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. Furthermore, we expect that the terms of the Credit Facility will contain a covenant requiring us to maintain compliance with RIC provisions at all times, subject to certain remedial provisions. Thus, a failure to maintain compliance with RIC provisions could result in an event of default under the Credit Facility. An event of default under the Credit Facility or any other borrowing facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition. This could reduce our revenues and, by delaying any cash payment allowed to us under the Credit Facility or any other borrowing facility until the lenders have been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our qualification as a RIC.

Adverse developments in the credit markets may impair our ability to enter into any other future borrowing facility.

During the economic downturn in the United States that began in mid-2007, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited refinancing and loan modification transactions and reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. If these conditions recur (for example, as a result of a broadening of the current Euro zone credit crisis), it may be difficult for us to enter into a new borrowing facility, obtain other financing to finance the growth of our investments, or refinance any outstanding indebtedness on acceptable economic terms, or at all.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.

We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe to be attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to business development companies. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position).

If we do not maintain our status as a business development company, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease our operating flexibility.

Most of our portfolio investments are recorded at fair value and will continue to be recorded as fair value as determined in good faith by our board of directors and, as a result, there may be and will continue to be uncertainty as to the value of our portfolio investments.

Most of our portfolio investments will take the form of securities that are not publicly traded. The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable, and we value these investments at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our investments. Most, if not all, of our investments (other than cash and cash equivalents) are classified as Level 3 under ASC Topic 820. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We have retained the services of independent service providers to review the valuation of these loans and securities. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such loans and securities.

We adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the loans and debt securities we acquire, the default rate on such loans and securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

We are and we will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of our initial public offering, (ii) in which we have total annual gross revenue of at least $1.0 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. For so long as we remain an “emerging growth company” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our common stock less attractive because we will rely on some or all of these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We are choosing to take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

We are required to disclose changes made in our internal control and procedures on a quarterly basis and our management is required to assess the effectiveness of these controls annually. However, for as long as we are an “emerging growth company” under the recently enacted JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404. We could be an emerging growth company for up to five years. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation.

Our status as an “emerging growth company” under the JOBS Act may make it more difficult to raise capital as and when we need it.

Because of the exemptions from various reporting requirements provided to us as an “emerging growth company” and because we will have an extended transition period for complying with new or revised financial accounting standards, we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

New or modified laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, may change from time to time, and new laws, regulations and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on our business.

Additionally, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may shift our investment focus from the areas of expertise of Stellus Capital Management to other types of investments in which Stellus Capital Management may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the market price of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions to our stockholders.

If we receive qualification from the SBA to be licensed as an SBIC but we are unable to comply with SBA regulations after the SBIC subsidiary is licensed as an SBIC, our business plan and investment objective could be adversely affected.

In May 2013, the SBA issued a “green light” letter inviting us to continue the application process to obtain a license to form and operate an SBIC subsidiary. However, receipt of a “green light” letter from the SBA does not assure an applicant that the SBA will ultimately issue an SBIC license and the Company has received no assurance or indication from the SBA that it will receive an SBIC license, or of the timeframe in which it would receive a license, should one ultimately be granted. If we receive this qualification, we will become subject to SBA regulations that may constrain our activities. We may need to make allowances in our investment activity to comply with SBA regulations. In addition, SBA regulations may impose parameters on our business operations and investment objective that are different than what we otherwise would do if we were not subject to these regulations. Failure to comply with the SBA regulations could result in the loss of the SBIC license and the resulting inability to participate in the SBA-sponsored debenture program. The SBA also limits the maximum amount that may be borrowed by any single SBIC. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise. To the extent that we obtain an SBIC license, this would prohibit a change of control of our SBIC subsidiary without prior SBA approval. If we are unable to comply with SBA regulations, our business plan and growth strategy could be materially adversely affected.

Pending legislation may allow us to incur additional leverage.

As a business development company under the 1940 Act, we are generally not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that business development companies may incur by modifying the percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in common stock may increase.

Our board of directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law and our charter, our board of directors is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors will be required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to stockholder distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or that otherwise might be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We currently have no plans to issue preferred stock. The issuance of preferred shares convertible into shares of common stock may also reduce the net income and net asset value per share of our common stock upon conversion, provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on your investment in our common stock.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Stellus Capital Investment Corporation or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our board of directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. See “Description of our Capital Stock — Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws.”

Stellus Capital Management can resign as our investment adviser or administrator upon 60 days’ notice and we may not be able to find a suitable replacement within that time, or at all, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Stellus Capital Management has the right under the investment advisory agreement to resign as our investment adviser at any time upon 60 days’ written notice, whether we have found a replacement or not. Similarly, Stellus Capital Management has the right under the administration agreement to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. If Stellus Capital Management was to resign, we may not be able to find a new investment adviser or administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions to our stockholders are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment or administrative activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by Stellus Capital Management. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

Our business is highly dependent on the communications and information systems of Stellus Capital Management. In addition, certain of these systems are provided to Stellus Capital Management by third party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

Recent market conditions materially and adversely affected debt and equity capital markets in the United States and around the world. If these conditions recur, debt capital may not be available to us on favorable terms, or at all, which could negatively affect our financial performance and results.

From 2007 through 2009, the global capital markets experienced a period of disruption resulting in increasing spreads between the yields realized on riskier debt securities and those realized on risk-free securities and a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market. These events, along with the deterioration of the housing market, illiquid market conditions, declining business and consumer confidence and the failure of major financial institutions in the United States, led to a decline of general economic conditions. This economic decline materially and adversely affected the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and to financial firms in particular during that time. These conditions may recur (for example, as a result of a broadening of the current Euro zone credit crisis), in which case, to the extent that we wish to use debt to fund our investments, the debt capital that will be available to us, if at all, may be at a higher cost, and on terms and conditions that may be less favorable, than what we expect, which could negatively affect our financial performance and results. A prolonged period of market illiquidity may cause us to reduce the volume of loans and debt securities we originate and/or fund and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition, results of operations and cash flows.

Risks Related to our Investments

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of the portfolio companies in which we make, and expect to make, investments, including those currently included in our portfolio, are likely to be susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. Therefore, the number of our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and debt securities and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the loans and debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors, even though we may have structured our investment as senior secured debt. The likelihood of such a re-characterization would depend on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company.

Our investments in leveraged portfolio companies may be risky, and we could lose all or part of our investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

We may hold the loans and debt securities of leveraged companies that may, due to the significant operating volatility typical of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by a portfolio company may adversely and permanently affect that company. If the proceeding is converted to a liquidation, the value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Our investments in private and middle-market portfolio companies are risky, and we could lose all or part of our investment.

Investment in private and middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and we rely on the ability of Stellus Capital Management’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on one or more of the portfolio companies we invest in and, in turn, on us. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, our executive officers, directors and investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in portfolio companies.

The lack of liquidity in our investments may adversely affect our business.

Most of our assets are invested in illiquid loans and securities, and a substantial portion of our investments in leveraged companies are subject to legal and other restrictions on resale or are otherwise less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. Also, as noted above, we may be limited or prohibited in our ability to sell or otherwise exit certain positions in our portfolio as such a transaction could be considered a joint transaction prohibited by the 1940 Act.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	available current market data, including relevant and applicable market trading and transaction comparables;
•	applicable market yields and multiples;
•	security covenants;
•	call protection provisions;
•	information rights;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;

•	comparisons of financial ratios of peer companies that are public;
•	comparable merger and acquisition transactions; and
•	the principal market and enterprise values.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. To the extent that we assume large positions in the securities of a small number of issuers or our investments are concentrated in relatively few industries, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in seeking to:

•	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;
•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or
•	preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with business development company requirements of the 1940 Act or the desire to maintain our qualification as a RIC. Our ability to make follow-on investments may also be limited by Stellus Capital Management’s allocation policy.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not hold controlling equity positions in any of the portfolio companies included in our portfolio and, although we may do so in the future, we do not currently intend to hold controlling equity positions in our portfolio companies (including those included in our portfolio). As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests.

Due to the lack of liquidity of the debt and equity investments that we hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the loans or debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and ability to make stockholder distributions and result in a decline in the market price of our shares.

We are subject to the risk that the debt investments we make in our portfolio companies may be repaid prior to maturity. We expect that our investments will generally allow for repayment at any time subject to certain penalties. When this occurs, we intend to generally reinvest these proceeds in temporary investments, pending their future investment in accordance with our investment strategy. These temporary investments will typically have substantially lower yields than the debt being prepaid, and we could experience significant delays in reinvesting these amounts. Any future investment may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our ability to make, or the amount of, stockholder distributions with respect to our common stock, which could result in a decline in the market price of our shares.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities.

Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association, or BBA, in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest a portion of our capital in second lien and subordinated loans issued by our portfolio companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the loans in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the loans in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, a portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with loans in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;
•	the ability to control the conduct of such proceedings;
•	the approval of amendments to collateral documents;
•	releases of liens on the collateral; and
•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We may make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or economic conditions in general. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

The disposition of our investments may result in contingent liabilities.

Substantially all of our investments involve loans and private securities. In connection with the disposition of an investment in loans and private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

We may not realize gains from our equity investments.

When we invest in loans and debt securities, we may acquire warrants or other equity securities of portfolio companies as well. We may also invest in equity securities directly. To the extent we hold equity investments, we will attempt to dispose of them and realize gains upon our disposition of them. However, the equity interests we receive may not appreciate in value and, may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Risks Relating to This Offering

We cannot assure you that the market price of shares of our common stock will not decline following the offering.

We cannot assure you that any trading market in our common stock can be sustained. In addition, we cannot predict the prices at which our common stock will trade. Shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock will trade at, above or below net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of a majority of our stockholders (including a majority of our unaffiliated stockholders) and our independent directors for such issuance.

There is a risk that you may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution (i.e., not subject to any legal restrictions under Maryland law on the distribution thereof). We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a business development company, we may be limited in our ability to make distributions. In addition, for so long as the Credit Facility, or any other borrowing facility that we enter into, is outstanding, we anticipate that we may be required by its terms to use all payments of interest and principal that we receive from our current investments as well as any proceeds received from the sale of our current investments to repay amounts outstanding thereunder, which could adversely affect our ability to make distributions.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. See “Material U.S. Federal Income Tax Considerations.”

Stockholders may experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are generally automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who receive distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to a stockholder.

Our shares might trade at premiums that are unsustainable or at discounts from net asset value.

Shares of business development companies like us may, during some periods, trade at prices higher than their net asset value per share and, during other periods, as frequently occurs with closed-end investment companies, trade at prices lower than their net asset value per share. The perceived value of our investment portfolio may be affected by a number of factors including perceived prospects for individual companies we invest in, market conditions for common stock generally, for initial public offerings and other exit events for venture capital backed companies, and the mix of companies in our investment portfolio over time. Negative or unforeseen developments affecting the perceived value of companies in our investment portfolio could result in a decline in the trading price of our common stock relative to our net asset value per share.

The possibility that our shares will trade at a discount from net asset value or at premiums that are unsustainable are risks separate and distinct from the risk that our net asset value per share will decrease. The risk of purchasing shares of a business development company that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon changes in premium or discount levels than upon increases or decreases in net asset value per share.

Investors in this offering will incur immediate dilution.

Commissions and discounts payable to the underwriters, together with our organizational expense and other expenses of this offering, will reduce the net proceeds of the offering available for us to invest. As of March 31, 2013 our net asset value was $175.5 million, or $14.56 per share. After giving effect to the sale of      shares of our common stock in this offering (assuming no exercise by the underwriters of their over-allotment option) at a public offering price of $     per share, and after deducting the underwriting discounts and commissions of approximately $     and estimated offering expenses of approximately $     payable by us, our adjusted net asset value is expected to be approximately $    , or $      per share, representing an immediate dilution of approximately $     per share to investors in this offering.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, and higher volatility or loss of principal, than alternative investment options. Our investments in portfolio companies may be speculative and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;
•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of our qualification as a RIC or business development company;
•	changes in earnings or variations in operating results;
•	changes in the value of our portfolio of investments;
•	changes in accounting guidelines governing valuation of our investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	departure of Stellus Capital Management’s key personnel;
•	operating performance of companies comparable to us; and
•	general economic trends and other external factors.

We may allocate the net proceeds from this offering in ways with which you may disagree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may disagree or for purposes other than those contemplated at the time of the offering.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the effect of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	actual and potential conflicts of interest with Stellus Capital Management;
•	the dependence of our future success on the general economy and its effect on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	the use of borrowed money to finance a portion of our investments;
•	the adequacy of our financing sources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	the ability of Stellus Capital Management to locate suitable investments for us and to monitor and administer our investments;
•	the ability of Stellus Capital Management to attract and retain highly talented professionals;
•	our ability to qualify and maintain our qualification as a RIC and as a business development company; and
•	the effect of future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies or RICs.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements, and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law or SEC rule or regulation. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)B of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of     shares of our common stock in this offering will be approximately $    (or approximately $    if the underwriters exercise their over-allotment option in full), based on a public offering price of $    per share, after deducting the underwriting discounts and commissions and the estimated organization and offering expenses of approximately $    payable by us.

We intend to use the net proceeds of this offering to reduce a portion of our outstanding borrowings under the Credit Facility, to make new investments in portfolio companies in accordance with our investment objective and strategies as described in this prospectus and for general working capital purposes. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. At June 30, 2013, we had approximately $   million outstanding under the Credit Facility. Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) LIBOR plus 3.00% with no LIBOR floor or (ii) 2.00% plus an alternate base rate based on the highest of the Prime Rate, Federal Funds Rate plus 0.5% or one month LIBOR plus 1.0%. The maturity date of the Credit Facility is November 12, 2016.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the New York Stock Exchange, or NYSE, under the symbol “SCM.” In connection with our initial public offering, our shares of common stock began trading on November 8, 2012, and before that date, there was no established trading market for our common stock.

The following table sets forth, for each fiscal quarter since our common stock began trading, the range of high and low closing prices of our common stock as reported on the NYSE, the sales price as a percentage of our net asset value, or NAV, and the dividends declared by us for each fiscal quarter since our initial public offering.

	NAV Per Share(1)	Closing Sales Price(2)		Premium or Discount of High Sales to NAV(3)	Premium or Discount of Low Sales to NAV(3)
Fiscal Year Ended		High	Low
December 31, 2013
Third Quarter (through July 11, 2013)	*	$15.08	$14.76	*	*
Second Quarter	*	$15.31	$14.29	*	*
First Quarter	$14.56	$16.73	$14.51	115%	99.7%
December 31, 2012
November 8, 2012 to December 31, 2012(4)	$14.45	$16.38	$15.00	113%	104%

(1)	NAV is determined as of the last date in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period. NAV has not been determined for the second quarter of 2013.
(2)	Closing sales price is determined as the high or low closing sales price noted within the respective quarter, not adjusted for dividends.
(3)	Calculated as of the respective high or low sales price divided by the quarter end NAV.
(4)	Our stock began trading on November 8, 2012.
*	Not determinable at the time of filing.

On July 11, 2013, the last reported sales price of our common stock was $15.08 per share. As of July 11, 2013, we had 29 stockholders of record, which did not include stockholders for whom shares are held in nominee or street name.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. Since they began trading on November 8, 2012, in connection with our initial public offering, our shares of common stock have traded at times at a discount to the net assets attributable to those shares.

To the extent that we have income available, we intend to make quarterly distributions to our stockholders. Our quarterly stockholder distributions, if any, will be determined by our board of directors. Any stockholder distribution to our stockholders will be declared out of assets legally available for distribution. The amount of any such distribution will be based on a minimum annual dividend yield of 9.0%.

We intend to elect to be treated as a RIC under the Code. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any, to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our net ordinary income for such calendar year; (b) 98.2% of our capital gain net income for the one-year period ending on October 31 of the calendar year; and (c) any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or in certain circumstances a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we may be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. Unless you elect to receive your distributions in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash in lieu of shares of our common stock. Any distributions reinvested through the issuance of shares through our dividend reinvestment plan will increase our gross assets on which the base management fee and the incentive fee are determined and paid to Stellus Capital Management. See “Dividend Reinvestment Plan.”

The following table summarizes our quarterly cash distributions, including dividends and returns of capital, if any, per share that have been declared by our board of directors since our initial public offering:

Fiscal Year Ended	Date Declared	Record Date	Payment Date	Per Share Amount
December 31, 2013
Second Quarter	June 6, 2013	June 21, 2013	June 28, 2013	$0.34
First Quarter	March 7, 2013	March 21, 2013	March 28, 2013	0.34
December 31, 2012
Fourth Quarter(1)	December 7, 2012	December 21, 2012	December 27, 2012	$0.18
Total				$0.86

(1)	The amount of this initial distribution was equal to an estimated annualized dividend yield of 9.0% based on the price per share of our common stock in connection with our initial public offering and was proportionately reduced to reflect the number of days remaining in the quarter after completion of our initial public offering, which closed on November 13, 2012.

CAPITALIZATION

The following table sets forth our capitalization as of March 31, 2013:

•	on an actual basis, as of March 31, 2013; and
•	as adjusted to reflect the sale of shares of our common stock in this offering (assuming no exercise by the underwriters of their over-allotment option) at a public offering price of $ per share, after deducting the estimated underwriting discounts and commissions and estimated offering expenses payable out of the proceeds of this offering.

	As of March 31, 2013
	Actual	As Adjusted
Assets
Cash and cash equivalents	$35,045,836	$
Investments, at fair value	$203,905,313	$
Other assets	$5,637,549	$
Total assets	$244,588,698	$
Liabilities:
Credit Facility	$35,000,000	$
Other liabilities	$34,087,826	$
Total liabilities	$69,087,826	$
Stockholder’s equity:
Common stock, par value $0.001 per share 100,000,000 authorized, actual; 12,050,272 issued and outstanding, actual	$12,050	$
Paid-in capital in excess of par value	$174,929,530	$
Accumulated undistributed net realized gain	$902,922
Distributions in excess of net investment income	$(1,279,512)
Unrealized appreciation (depreciation) on investments and cash equivalents	$935,882	$
Total stockholders’ equity	$175,500,872	$
Total liabilities and stockholders’ equity	$244,588,698	$
Net asset value per share	$14.56	$

DILUTION

The dilution to investors in this offering is represented by the difference between the offering price per share of our common stock and the pro forma net asset value per share of our common stock after this offering. Net asset value per share is determined by dividing our net asset value, which is our total tangible assets less total liabilities, by the number of outstanding shares of our common stock.

The following table illustrates the dilution to the shares on a per share basis:

Offering price per share	$
Decrease in net asset value attributable to this offering	$
Pro forma net asset value upon completion of this offering	$
Dilution per share to stockholders participating in this offering (without exercise of the underwriters’ option to purchase additional shares)	$

The following table sets forth information with respect to the shares prior to and following this offering (without exercise of the underwriters’ option to purchase additional shares and a public offering price of $    per share):

	Shares Purchased		Total Consideration		Avg. Price Per Share
	Number	%	Amount	%
Shares sold in this offering
Total pro forma shares outstanding		100.0%	$	100.0%

The pro forma net asset value upon completion of this offering (without exercise of the underwriters’ option to purchase additional shares and at an initial public offering price of $    per share) is calculated as follows:

Numerator:
Assumed net proceeds from this offering	$
Total pro forma net assets	$
Denominator:
Shares included in this offering
Total pro forma shares outstanding

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

Overview

We were formed as a Maryland corporation on May 18, 2012 and formally commenced operations on November 7, 2012. Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through debt and related equity investments in middle-market companies.

We are an externally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

As a business development company, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States.

In order to expedite the ramp-up of our investment activities and further our ability to meet our investment objectives on November 7, 2012, we acquired our initial portfolio. The total consideration paid was $194.4 million, consisting of $165.2 million in cash and $29.2 million in shares of our common stock based on the price of $15.00 per share, or $194.4 million in total for 11 companies (excluding accrued interest of approximately $2.3 million) from a private investment fund to which the D. E. Shaw group serves as investment adviser and Stellus Capital serves as a non-discretionary sub-adviser.

We financed the cash portion of the acquisition of our initial portfolio by (i) borrowing $152.5 million under a $156 million credit facility led by SunTrust Bank, or the Bridge Facility, and (ii) using the $12.7 million of proceeds we received in connection with the sale of shares of our common stock in a private placement transaction to certain purchasers, including persons and entities associated with Stellus Capital, at a purchase price of $15.00 per share.

On November 13, 2012, we completed our IPO and sold 9,200,000 shares (including 1,200,000 shares through the underwriters’ exercise of their overallotment option) of our common stock through a group of underwriters at an initial public offering price of $15.00 per share. We received $132.2 million of total net proceeds in connection with the IPO. We used the net proceeds from our IPO and borrowings under the Credit Facility to pay down all amounts outstanding under the Bridge Facility and terminated the Bridge Facility in conjunction with such repayment.

On November 13, 2012, we entered into the Credit Facility, which provides for borrowings in an aggregate amount up to $115 million on a committed basis and an accordion for an additional $35 million for a total facility size of $150 million. The exercise of the accordion will require sufficient borrowing base and additional commitments from the existing lender group and/or new lenders. The Credit Facility expires in 2016. Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) LIBOR plus 3.00% with no LIBOR floor or (ii) 2.00% plus an alternate base rate based on the highest of the Prime Rate, Federal Funds Rate plus 0.5% or one month LIBOR plus 1.0%. The Company pays unused commitment fees of 0.50% per annum on the unused lender commitments under the Credit Facility. Interest is payable quarterly in arrears. Any amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on November 12, 2016.

We intend to elect to be treated for tax purposes as a RIC under Subchapter M of the Code. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. As a RIC, we generally will not have to pay corporate-level taxes on any income we distribute to our stockholders.

Portfolio Composition and Investment Activity

Portfolio Composition

We originate and invest primarily in privately-held middle-market companies (typically those with $5.0 million to $50.0 million of EBITDA) through first lien, second lien, unitranche and mezzanine debt financing, and corresponding equity investments.

At March 31, 2013, the Company had investments in 19 portfolio companies. The total cost and fair value of the 24 positions were $202.7 million and $203.9 million, respectively. As of March 31, 2013, our portfolio included approximately 28.8% of first lien debt, 27.3% of second lien debt, 43% of mezzanine debt and 0.9% of equity investments at fair value. The composition of our investments as of March 31, 2013 is as follows:

	Cost	Fair Value
Senior Secured – First Lien	$58,560,509	$58,796,638
Senior Secured – Second Lien	55,153,497	55,724,548
Unsecured Debt	87,310,148	87,669,841
Equity	1,714,286	1,714,286
Total Investments	$202,738,440	$203,905,313

At December 31, 2012, the Company had investments in 15 portfolio companies. The total cost and fair value of the 20 positions were $195.4 million and $195.4 million, respectively. As of December 31, 2012, our portfolio included approximately 22.5% of first lien debt, 19.7% of second lien debt, 56.9% of mezzanine debt and 0.9% of equity investments at fair value. The composition of our investments as of December 31, 2012 is as follows:

	Cost	Fair Value
Senior Secured – First Lien	$44,014,214	$44,014,214
Senior Secured – Second Lien	38,597,293	38,597,622
Unsecured Debt	111,129,878	111,125,134
Equity	1,714,286	1,714,286
Total Investments	$195,455,671	$195,451,256

The following is a summary of geographical concentration of our investment portfolio as of March 31, 2013:

	Cost	Fair Value	% of Total Investments
Texas	$31,649,195	$31,893,682	15.64%
Canada	20,885,811	20,885,811	10.24%
Colorado	19,542,801	19,542,801	9.59%
Kentucky	17,121,083	17,121,083	8.40%
Florida	16,724,929	16,724,929	8.20%
South Carolina	15,000,000	15,231,000	7.47%
New York	13,000,000	13,000,000	6.38%
Massachusetts	10,000,000	10,043,800	4.93%
Pennsylvania	9,640,307	10,000,000	4.90%
Utah	9,880,446	9,975,000	4.89%
New Jersey	9,815,936	9,815,936	4.81%
Indiana	9,016,300	9,016,300	4.42%
Puerto Rico	8,706,935	8,706,935	4.27%
Minnesota	7,320,996	7,462,500	3.66%

	Cost	Fair Value	% of Total Investments
Virginia	2,955,536	2,955,536	1.45%
Georgia	1,478,165	1,530,000	0.75%
	$202,738,440	$203,905,313	100.00%

The following is a summary of geographical concentration of our investment portfolio as of December 31, 2012:

	Cost	Fair Value	% of Total Investments
Pennsylvania	$33,708,952	$33,704,209	17.24%
Canada	20,778,456	20,778,456	10.63%
Colorado	19,532,633	19,532,633	9.99%
Kentucky	17,095,646	17,095,646	8.75%
Florida	16,639,880	16,639,880	8.51%
South Carolina	15,000,000	15,000,000	7.67%
New York	13,000,000	13,000,000	6.65%
Texas	12,119,671	12,120,000	6.20%
Massachusetts	10,000,000	10,000,000	5.12%
Utah	9,902,063	9,902,062	5.07%
New Jersey	9,879,189	9,879,189	5.05%
Indiana	8,969,955	8,969,955	4.59%
Connecticut	7,351,604	7,351,604	3.76%
Georgia	1,477,622	1,477,622	0.77%
	$195,455,671	$195,451,256	100.00%

The following is a summary of industry concentration of our investment portfolio as of March 31, 2013:

	Cost	Fair Value	% of Total Investments
Services: Business	$43,958,630	$44,010,465	21.58%
Healthcare & Pharmaceuticals	35,570,732	35,712,236	17.52%
High Tech Industries	30,885,811	30,929,611	15.17%
Retail	19,696,382	19,790,936	9.71%
Media: Broadcasting & Subscription	15,000,000	15,231,000	7.47%
Telecommunications	12,115,584	12,360,000	6.06%
Automotive	12,351,708	12,351,708	6.06%
Consumer Goods: Non-Durable	9,640,307	10,000,000	4.90%
Energy: Oil & Gas	9,733,611	9,733,682	4.77%
Transportation: Cargo	9,016,300	9,016,300	4.42%
Metals & Mining	4,769,375	4,769,375	2.34%
	$202,738,440	$203,905,313	100.00%

The following is a summary of industry concentration of our investment portfolio as of December 31, 2012:

	Cost	Fair Value	% of Total Investments
Consumer Goods: Non-Durable	$33,708,952	$33,704,209	17.24%
Services: Business	31,117,502	31,117,501	15.93%
High Tech Industries	30,778,456	30,778,456	15.75%
Health & Pharmaceuticals	26,884,237	26,884,237	13.75%
Retail	19,781,252	19,781,252	10.12%
Media: Broadcasting & Subscription	15,000,000	15,000,000	7.67%
Automotive	12,345,646	12,345,646	6.32%
Telecommunications	12,119,671	12,120,000	6.20%
Transportation: Cargo	8,969,955	8,969,955	4.59%
Metals & Mining	4,750,000	4,750,000	2.43%
	$195,455,671	$195,451,256	100.00%

At March 31, 2013, our average portfolio company investment at amortized cost and fair value was approximately $10.7 million and $10.7 million, respectively, and our largest portfolio company investment by amortized cost and fair value was approximately $20.9 million and $20.9 million, respectively. At December 31, 2012, our average portfolio company investment at amortized cost and fair value was approximately $13 million and $13 million, respectively, and our largest portfolio company investment by amortized cost and fair value was approximately $33 million and $33 million, respectively.

At March 31, 2013, 52% of our debt investments bore interest based on floating rates (subject to interest rate floors), such as LIBOR, and 48% bore interest at fixed rates. At December 31, 2012, 40% of our debt investments bore interest based on floating rates (subject to interest rate floors), such as LIBOR, and 60% bore interest at fixed rates.

The weighted average yield on all of our debt investments as of March 31, 2013 and December 31, 2012 was approximately 12.0% and 12.5%, respectively. The weighted average yield was computed using the effective interest rates for all of our debt investments, including accretion of original issue discount.

At March 31, 2013 and December 31, 2012, we held approximately $25.0 million and $50.0 million of United States Treasury securities, respectively. The United States Treasury securities were purchased and temporarily held in connection with complying with RIC diversification requirements under Subchapter M of the Code.

Investment Activity

On November 7, 2012, we acquired our initial portfolio for $165.2 million in cash and $29.2 million in shares of our common stock based on the price of $15.00 per share, or $194.4 million in total (excluding accrued interest of approximately $2.3 million) from a private investment fund to which the D. E. Shaw group serves as investment adviser and Stellus Capital serves as a non-discretionary sub-adviser. Our initial portfolio was comprised of a portion of the loans to middle-market companies that were originated over the previous three years by the Stellus Capital investment team during their time with the D. E. Shaw group and were selected for our initial portfolio because they are similar to the type of investments we originate. Our initial portfolio included middle-market loans that had an internal risk rating of 2 or better (e.g., investments that were performing at or above expectations and whose risks were neutral or favorable compared to the expected risk at the time of the original investment).

During the three months ended March 31, 2013, we made $31.2 million of investments in four new portfolio companies and none for existing portfolio companies. Subsequent to November 7, 2012 and through December 31, 2012, we made $67.5 million of investments in seven new portfolio companies and none for existing portfolio companies.

During the three months ended March 31, 2013, we received $25.2 million in proceeds principally from prepayments of our investments and the pay down and amortization of certain other investments. Subsequent to November 7, 2012 and through December 31, 2012, we received $66.5 million in proceeds principally from prepayments of our investments and the pay down and amortization of certain other investments.

Our level of investment activity can vary substantially from period to period depending on many factors, including the amount of debt and equity capital to middle market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.

Asset Quality

In addition to various risk management and monitoring tools, Stellus Capital Management, LLC uses an investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in our portfolio. This investment rating system uses a five-level numeric scale. The following is a description of the conditions associated with each investment rating:

•	Investment Rating 1 is used for investments that are performing above expectations, and whose risks remain favorable compared to the expected risk at the time of the original investment.
•	Investment Rating 2 is used for investments that are performing within expectations and whose risks remain neutral compared to the expected risk at the time of the original investment. All new loans are initially rated 2.
•	Investment Rating 3 is used for investments that are performing below expectations and that require closer monitoring, but where no loss of return or principal is expected. Portfolio companies with a rating of 3 may be out of compliance with financial covenants.
•	Investment Rating 4 is used for investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are often in work out. Investments with a rating of 4 are those for which some loss of return but no loss of principal is expected.
•	Investment Rating 5 is used for investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are almost always in work out. Investments with a rating of 5 are those for which some loss of return and principal is expected.

The following table shows the investment rankings of our investments at fair value ($’s in millions):

	As of March 31, 2013			As of December 31, 2012
Investment Rating	Fair Value	% of Total Portfolio	Number of Portfolio Companies	Fair Value	% of Total Portfolio	Number of Portfolio Companies
1	—	—	—	—	—	—
2	$203.9	100%	19	$195.5	100%	15
3	—	—	—	—	—	—
4	—	—	—	—	—	—
5	—	—	—	—	—	—
	$203.9	100%	19	$195.5	100%	15

Loans and Debt Securities on Non-Accrual Status

We will not accrue interest on loans and debt securities if we have reason to doubt our ability to collect such interest. As of March 31, 2013 and December 31, 2012, we had no loans on non-accrual.

Results of Operations for the Three Months Ended March 31, 2013

An important measure of our financial performance is net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gain (loss) and net unrealized appreciation (depreciation). Net investment income (loss) is the difference between our income from interest, dividends, fees and other investment income and our operating expenses including interest on borrowed funds. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost. Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio.

Revenues

We generate revenue in the form of interest income on debt investments and capital gains and distributions, if any, on investment securities that we may acquire in portfolio companies. Our debt investments typically have a term of five to seven years and bear interest at a fixed or floating rate. Interest on our debt securities is generally payable quarterly. Payments of principal on our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments may pay interest in-kind, or PIK. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments. We expect that the dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases. In addition, we may generate revenue in the form of prepayment fees, commitment, loan origination, structuring or due diligence fees, fees for providing significant managerial assistance and consulting fees.

Investment income for the three months ended March 31, 2013 was $6.4 million of interest income including $0.3 million of PIK interest and $0.1 million of accretion of discounts and other fees.

Expenses

Our primary operating expenses include the payment of fees to Stellus Capital under the investment advisory agreement, our allocable portion of overhead expenses under the administration agreement and other operating costs described below. We bear all other out-of-pocket costs and expenses of our operations and transactions, which may include:

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of shares of our common stock and other securities;
•	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;
•	transfer agent and custodial fees;
•	out-of-pocket fees and expenses associated with marketing efforts;
•	federal and state registration fees and any stock exchange listing fees;
•	U.S. federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;
•	direct costs, such as printing, mailing, long distance telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs;
•	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and
•	other expenses incurred by Stellus Capital or us in connection with administering our business, including payments under the administration agreement that are based upon our allocable portion of overhead (subject to the review of our board of directors).

Operating expenses totaled $2.8 million for the three months ended March 31, 2013 and consisted of base management fees, incentive fees, administrative expenses, fees related to the Credit Facility, professional fees, valuation fees, insurance expenses, directors’ fees, and other general and administrative expenses.

For the three months ended March 31, 2013, the Company incurred base management fees payable to Stellus Capital Management of $0.9 million.

For the three months ending March 31, 2013, the Company incurred incentive fees totaling $0.7 million, which includes the accrual of $0.4 million related the capital gains component of the incentive fee. Approximately $0.2 million of the capital gains incentive fee accrual was related to unrealized appreciation on investments. There can be no assurance that such unrealized capital appreciation will be realized in the future. Accordingly, such fee, as calculated and accrued is currently not, and would not necessarily be, payable under the investment management agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. The accrued incentive fee related to capital gains may differ from the actual incentive fee that may be paid to Stellus Capital Management depending on whether we are ultimately able to generate a net realized capital gain.

Borrowings under the credit facility were $35 million and $38 million as of March 31, 2013 and December 31, 2012, respectively. For the three months ended March 31, 2013 the effective interest rate under the Credit Facility was approximately 3.3% (approximately 4.3% including commitment fees on the unused portion of the Credit Facility). Interest is paid quarterly in arrears. The Company recorded interest and fee expense of $0.6 million for the three months ended March 31, 2013, of which $0.3 million was interest expense, $0.1 million was amortization of loan fees paid on the Credit Facility, $0.1 million was related to commitment fees on the unused portion of the Credit Facility, and $12,328 related to loan administration fees. The Company paid $0.3 million in interest expense for the three months ended March 31, 2013. The average borrowings under the Credit Facility for the three months ended March 31, 2013 were $40.4 million.

Administrative expenses for the three months ended March 31, 2013 totaled $171,041, $99,610 of which was related to our third party administrator and $71,431 of which was allocated to us from Stellus Capital. Expenses for valuation, professional fees, insurance expenses, directors’ fees, and other general and administrative expense for the three months ended March 31, 2013 totaled $454,334.

Net Investment Income

For the three months ended March 31, 2013, net investment income was $3.7 million, or $0.31 per common share (based on 12,035,531 weighted-average common shares outstanding at March 31, 2013). Net investment income includes accruals of $0.4 million of incentive fees related to realized and unrealized capital gains, which are not included in net investment income.

Net Realized Gains and Losses

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized.

Repayments of long-term investments for the three months ended March 31, 2013 totaled $25.2 million, and net realized gains totaled $0.9 million.

Net Change in Unrealized Appreciation of Investments and Cash Equivalents

Net change in unrealized appreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded appreciation or depreciation when gains or losses are realized.

Net change in unrealized appreciation on investments and cash equivalents totaled $0.9 million for the three months ended March 31, 2013.

Net Increase in Net Assets Resulting from Operations

For the three months ended March 31, 2013, net increase in net assets resulting from operations totaled $5.5 million, or $0.46 per common share (based on 12,035,531 weighted-average common shares outstanding at March 31, 2013).

Financial condition, liquidity and capital resources

Cash Flows from Operating and Financing Activities

Our operating activities provided cash of $2.9 million for the three months ended March 31, 2013, primarily in connection with cash interest received and the net repayment of investments. Our financing activities for the three months ended March 31, 2013 used cash of $30.0 million primarily from net repayments of the Credit Facility and a short-term loan.

Our liquidity and capital resources are derived from the Credit Facility and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and other operating expenses we incur, as well as the payment of dividends to the holders of our common stock. We used, and expect to continue to use, these capital resources as well as proceeds from turnover within our portfolio and from public and private offerings of securities to finance our investment activities.

Although we expect to fund the growth of our investment portfolio through the net proceeds from future public and private equity offerings and issuances of senior securities or future borrowings to the extent permitted by the 1940 Act, our plans to raise capital may not be successful. In this regard, if our common stock trades at a price below our then-current net asset value per share, we may be limited in our ability to raise equity capital given that we cannot sell our common stock at a price below net asset value per share unless our stockholders approve such a sale and our board of directors makes certain determinations in connection therewith.

In addition, we intend to distribute between 90% and 100% of our taxable income to our stockholders in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

Also, as a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. This requirement limits the amount that we may borrow. We were in compliance with the asset coverage ratio test at all times. As of March 31, 2013 and December 31, 2012, our asset coverage ratio was 407% and 309%, respectively.

The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing.

As of March 31, 2013 and December 31, 2012, we had cash of $10.0 million and $12.1 million, respectively, and United States Treasury securities of $25.0 million and $50.0 million, respectively.

Credit Facility

The Credit Facility is a syndicated multi-currency facility and provides for borrowings up to $115 million and matures in November 2016. Borrowings under the Credit Facility are generally to bear interest at LIBOR plus 3.00%. The Credit Facility size may be increased up to $150 million, subject to certain conditions, with additional new lenders or through an increase in commitments of current lenders. The Credit Facility is a four-year revolving facility secured by substantially all of our investment portfolio assets. The Credit Facility contains affirmative and restrictive covenants, including but not limited to maintenance of a minimum shareholders’ equity amount and maintenance of a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of not less than 2.0:1.0. In addition to the asset coverage ratio described in the preceding sentence, borrowings under the Credit Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that apply different advance rates to different types of assets in our portfolio. We have also generally agreed under the terms of the Credit Facility not to incur any additional secured indebtedness, other than certain indebtedness that we may incur, in accordance with the Credit Facility, to allow us to purchase investments in U.S. Treasury Bills. In addition, we have agreed not to incur any additional unsecured indebtedness that has a maturity date prior to the maturity date of the Credit Facility. Furthermore, the Credit Facility contains a covenant requiring us to maintain compliance with RIC provisions at all times, subject to certain remedial provisions.

As of March 31, 2013 and December 31, 2012, $35 million and $38 million was outstanding under the Credit Facility, respectively. The Company incurred costs of $2.0 million in connection with obtaining the Credit Facility, which the Company has recorded as prepaid loan structure fees on its statement of assets and liabilities and is amortizing these fees over the life of the Credit Facility. As of March 31, 2013 and

December 31, 2012, $1.8 million and $1.9 million of such prepaid loan structure fees had yet to be amortized, respectively. For the three months ended March 31, 2013 the effective interest rate under the Credit Facility was approximately 3.3% (approximately 4.3% including commitment fees on the unused portion of the Credit Facility). Interest is paid quarterly in arrears.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of March 31, 2013, our only off-balance sheet arrangements consisted of $2.0 million of unfunded commitments, which was comprised of $2.0 million to provide debt financing to one of our portfolio companies. As of December 31, 2012, our only off-balance sheet arrangements consisted of $2.0 million of unfunded commitments, which was comprised of $2.0 million to provide debt financing to one of our portfolio companies.

Regulated Investment Company Status and Dividends

We intend to elect to be treated as a RIC under Subchapter M of the Code. If we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To qualify for RIC tax treatment, we must, among other things, distribute, with respect to each taxable year, at least 90% of our investment company net taxable income (i.e., our net ordinary income and our realized net short-term capital gains in excess of realized net long-term capital losses, if any). If we qualify as a RIC, we will also be subject to a federal excise tax, based on distributive requirements of our taxable income on a calendar year basis.

We intend to distribute to our stockholders between 90% and 100% of our annual taxable income (which includes our taxable interest and fee income). However, the covenants contained in the Credit Facility may prohibit us from making distributions to our stockholders, and, as a result, could hinder our ability to satisfy the distribution requirement. In addition, we may retain for investment some or all of our net taxable capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. To the extent our taxable earnings for a fiscal taxable year fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a return of capital to our stockholders.

The following table reflects the Company’s dividends declared and paid or to be paid on its common stock:

Date Declared	Record Date	Payment Date	Amount Per Share
December 7, 2012(1)	December 21, 2012	December 27, 2012	$0.18
March 7, 2013	March 21, 2013	March 28, 2013	$0.34

(1)	The amount of the initial distribution was equal to an estimated annualized dividend yield of 9.0% based on the price per share of our common stock in connection with our initial public offering and is proportionately reduced to reflect the number of days remaining in the quarter after completion of this Offering.

On March 7, 2013, our board of directors declared a dividend of $0.34 per share, payable on March 28, 2013 to stockholders of record at the close of business on March 21, 2013. The dividend will be paid out of net investment income earned in the period from January 1, 2013 through March 31, 2013.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the 1940 Act and due to provisions in Credit Facility. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

Related Party Arrangements

Investment Advisory Agreement

The Company entered into an investment advisory agreement with Stellus Capital Management. Pursuant to this agreement, the Company has agreed to pay to Stellus Capital Management a base annual fee of 1.75% of gross assets, including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents, and an annual incentive fee consisting of two parts. The first part, which is calculated and payable quarterly in arrears, equals 20.0% of the “pre-incentive fee net investment income” (as defined in the agreement) for the immediately preceding quarter, subject to a hurdle rate of 2.0% per quarter (8.0% annualized), and is subject to a “catch-up” feature.

The second part is calculated and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory agreement, as of the termination date) and equals 20.0% of the aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. The incentive fee is subject to a total return requirement of 20%. The net pre-incentive fee investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee.

For the three months ended March 31, 2013, the Company incurred base management fees payable to Stellus Capital Management of $884,003.

For the three months ended March 31, 2013, the Company incurred $315,379, of incentive fees related to pre-incentive fee net investment income. As of March 31, 2013, $299,861 of such incentive fees are currently payable to Stellus Capital Management, as $15,518 of pre-incentive fee net investment income incentive fees incurred by the Company were generated from deferred interest (i.e. PIK and certain discount accretion) and are not payable until such amounts are received in cash.

The second part of the incentive fee (the capital gains incentive fee) is calculated and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory agreement, as of the termination date). The capital gains incentive fee consists of fees related to both realized gains and unrealized gains (described in more detail below). The total capital gains incentive fee payable to Stellus Capital Management under the investment management agreement as of March 31, 2013 and December 31, 2012 was $367,761 and $0, respectively. The capital gains incentive fee related to realized gains payable to Stellus

Capital Management under the investment management agreement as of March 31, 2013 and December 31, 2012 was $180,584 and $0, respectively.

With respect to the incentive fee related to unrealized gains, GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment management agreement. For accounting purposes in accordance with GAAP only, in order to reflect the potential capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, the Company’s accrual for capital gains incentive fees includes an amount related to unrealized capital appreciation of $187,176 and $0 as of March 31, 2013 and December 31, 2012, respectively. There can be no assurance that such unrealized capital appreciation will be realized in the future. Accordingly, such fee, as calculated and accrued would not necessarily be payable under the investment management agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods.

For the year ending December 31, 2013, Stellus Capital Management has agreed to waive its incentive fee to the extent required to support an annualized dividend yield of 9.0% (to be paid on a quarterly basis) based on the price per share of our common stock in connection with the initial public offering.

As of March 31, 2013 and December 31, 2012, the Company was not due any amount from Stellus Capital for reimbursement of expenses paid for by the Company that were the responsibility of Stellus Capital. Any such amounts due to the Company would be included in the Statement of Assets and Liabilities.

As of March 31, 2013 and December 31, 2012, the Company owed its independent directors $89,000 and $29,452, respectively, in total for unpaid director fees.

As agreed to in the Amended and Restated Side Agreement made and entered into as of November 12, 2012 by and between Stellus Capital and Raymond James & Associates, Inc. and Stifel, Nicolaus & Company, Incorporated, Stellus Capital has agreed to pay on behalf of the Company, 2.41% of the 6% Underwriters sales load, or $3,320,280 in total. Of this amount, $1,940,280 was paid on November 14, 2012, $460,000 was paid on March 25, 2013 and the remaining $920,000 is due in equal installments on June 30, 2013 and September 30, 2013.

Administration Agreement

The Company entered into an administration agreement with Stellus Capital pursuant to which Stellus Capital will furnish the Company with office facilities and equipment and will provide the Company with the clerical, bookkeeping, recordkeeping and other administrative services necessary to conduct day-to-day operations. Under this administration agreement, Stellus Capital will perform, or oversee the performance of, its required administrative services, which include, among other things, being responsible for the financial records which it is required to maintain and preparing reports to its stockholders and reports filed with the SEC. There was $71,431 in such costs incurred under the Administration Agreement for the three months ended March 31, 2013 and are included in Administrative Services Expenses.

Indemnifications

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the investment advisory agreement, Stellus Capital and its officers, managers, partners, agents, employees, controlling persons and members, and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Stellus Capital’s services under the investment advisory agreement or otherwise as our investment adviser.

Recent Accounting Pronouncements

See Note 1 to the financial statements for a description of recent accounting pronouncements, if any, including the expected dates of adoption and the anticipated impact on the financial statements.

Critical Accounting Policies

The preparation of our financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, our significant accounting policies are further described in the notes to the financial statements.

Valuation of portfolio investments

As a business development company, we generally invest in illiquid loans and securities including debt and equity securities of middle-market companies. Under procedures established by our board of directors, we value investments for which market quotations are readily available at such market quotations. We obtain these market values from an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by our board of directors. Such determination of fair values may involve subjective judgments and estimates, although we engage independent valuation providers to review the valuation of each portfolio investment that does not have a readily available market quotation at least once each quarter. Investments purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates value. With respect to unquoted securities, our board of directors, together with our independent valuation advisors, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, our board of directors uses the pricing indicated by the external event to corroborate and/or assist us in our valuation. Because there is not a readily available market for substantially all of the investments in our portfolio, we value most of our portfolio investments at fair value as determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of Stellus Capital Management, LLC responsible for the portfolio investment;
•	Preliminary valuation conclusions are then documented and discussed with our senior management and Stellus Capital Management, LLC;
•	The audit committee of our board of directors then reviews these preliminary valuations;
•	At least once each quarter, the valuation for each portfolio investment is reviewed by an independent valuation firm; and
•	The board of directors then discusses valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of Stellus Capital Management, LLC, the independent valuation firm and the audit committee.

Revenue recognition

We record interest income on an accrual basis to the extent it is deemed collectible. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we do not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We will not accrue interest on loans and debt securities if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount and market discount or premium are capitalized, and we then accrete or amortize such amounts using the effective interest method as interest income. Upon the prepayment of a loan or debt security, any unamortized loan origination is recorded as interest income. We record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, will be recognized on the ex-dividend date.

Net realized gains or losses and net change in unrealized appreciation or depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Payment-in-Kind Interest

We have investments in our portfolio that contain a PIK interest provision. Any PIK interest is added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a RIC, substantially all of this income must be paid out to stockholders in the form of dividends, even if we have not collected any cash.

Recent Developments

Since March 31, 2013 and through July 11, 2013, we made eight new investments totaling $80.8 million and were repaid on two investments totaling $22.5 million which brings the investments portfolio to $261.6 million and the average investment per company to $10.4 million.

On April 9, 2013, we made a $16.7 million investment in the second lien loan of Atkins Nutritionals, Inc.

On April 19, 2013, we made a $10 million investment in the last-out, first lien loan of ProPetro Services, Inc.

On April 24, 2013, we made a $6.9 million investment in the second lien loan of Livingston International, Inc.

On April 30, 2013, we received full repayment on our second lien term loan of Securus Technologies, Inc. at par plus a 3% prepayment premium resulting in total proceeds of $12.4 million.

On April 30, 2013, we received full repayment on our second lien term loan of SourceHOV, LLC at par plus a 1% prepayment premium resulting in total proceeds of $10.1 million.

On May 1, 2013, we made a $6.9 million investment in the new second lien loan of Securus Technologies, Inc.

On May 21, 2013, we made a $12.8 million investment in the second lien loan of ConvergeOne Holdings Corp.

On May 21, 2013, we made a $7.9 million investment in the second lien loan of Telecommunications Management, LLC.

In May 2013, the SBA issued a “green light” letter inviting us to continue the application process to obtain a license to form and operate an SBIC subsidiary. However, receipt of a “green light” letter from the SBA does not assure an applicant that the SBA will ultimately issue an SBIC license and the Company has received no assurance or indication from the SBA that it will receive an SBIC license, or of the timeframe in which it would receive a license, should one ultimately be granted. The SBIC subsidiary would be allowed to issue SBA-guaranteed debentures up to a maximum of $150 million under current SBIC regulations, subject to required capitalization of the SBIC subsidiary and other requirements. SBA guaranteed debentures generally have longer maturities and lower interest rates than other forms of debt that may be available to us, and we believe therefore would represent an attractive source of debt capital.

On June 6, 2013, we made a $7.4 million investment in the second lien loan of Telular Corporation.

On June 7, 2013, we made a $12.2 million investment in unsecured loan of Colford Capital Holdings, LLC.

On June 7, 2013, our board of directors declared a dividend of $0.34 per share payable on June 28, 2013, to shareholders of record as of June 21, 2013.

The outstanding balance under the Credit Facility as of June 30, 2013 was $     million due to additional borrowings subsequent to March 31, 2013 in order to fund new investments.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of December 31, 2012. Grant Thornton LLP’s report on the senior securities table as of December 31, 2012, is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(Dollars in thousands)
Credit Facility 2012	$38,000	$3,090	—	$N/A
Short-Term Loan 2012(5)	$45,000	$3,090	—	$N/A

(1)	Total amount of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities and indebtedness not represented by senior securities, in relation to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)	Not applicable because senior securities are not registered for public trading.
(5)	Refers to a short-term loan that the Company obtained from Raymond James and repaid in full on January 2, 2013.

THE COMPANY

Stellus Capital Investment Corporation

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. We originate and invest primarily in private middle-market companies (typically those with $5.0 million to $50.0 million of EBITDA (earnings before interest, taxes, depreciation and amortization)) through first lien, second lien, unitranche and mezzanine debt financing, often times with a corresponding equity investment. Our investment activities are managed by our investment adviser, Stellus Capital Management, LLC, an investment advisory firm led by the former head and certain senior investment professionals of the direct capital business of D. E. Shaw & Co., L.P. and its associated investment funds and affiliated entities (collectively, the “D. E. Shaw group”), which was spun out of D. E. Shaw group in January 2012. We source investments primarily through the extensive network of relationships that the principals of Stellus Capital Management have developed with financial sponsor firms, financial institutions, middle-market companies, management teams and other professional intermediaries. The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies will not be rated by national rating agencies. If such investments were rated, we believe that they would likely receive a rating below investment grade (i.e., below BBB or Baa), which are often referred to as “junk.”

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation by:

•	accessing the extensive origination channels that have been developed and established by the Stellus Capital Management investment team that include long-standing relationships with private equity firms, commercial banks, investment banks and other financial services firms;
•	investing in what we believe to be companies with strong business fundamentals, generally within our core middle-market company focus;
•	focusing on a variety of industry sectors, including business services, energy, general industrial, government services, healthcare, software and specialty finance;
•	focusing primarily on directly originated transactions;
•	applying the disciplined underwriting standards that the Stellus Capital Management investment team has developed over their extensive investing careers; and
•	capitalizing upon the experience and resources of the Stellus Capital Management investment team to monitor our investments.

As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to continue to, finance our investments through borrowings. However, as a business development company, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of our securities and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowings.

We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Internal Revenue Code, or the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution and asset diversification requirements.

In May 2013, the SBA issued a “green light” letter inviting us to continue the application process to obtain a license to form and operate a small business investment company subsidiary, or SBIC subsidiary. However, receipt of a “green light” letter from the Small Business Administration, or SBA, does not assure an applicant that the SBA will ultimately issue an SBIC license and the Company has received no assurance or indication from the SBA that it will receive an SBIC license, or of the timeframe in which it would receive a license, should one ultimately be granted. The SBIC subsidiary would be allowed to issue SBA-guaranteed debentures up to a maximum of $150 million under current SBIC regulations, subject to required capitalization of the SBIC subsidiary and other requirements. SBA guaranteed debentures generally have longer maturities and lower interest rates than other forms of debt that may be available to us, and we believe therefore would represent an attractive source of debt capital.

Our principal executive office is located at 4400 Post Oak Parkway, Suite 2200, Houston, Texas, 77027 and our telephone number is (713) 292-5400. Stellus Capital Management is headquartered in Houston, Texas, and also maintains offices in the New York City area and the Washington, D.C. area. We maintain a website on the Internet at www.stelluscapital.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus.

Portfolio Composition

As of March 31, 2013, we had investments in 19 portfolio companies. The total cost and fair value of the 24 positions were $202.7 million and $203.9 million, respectively. As of March 31, 2013, our portfolio included approximately 28.8% first lien debt, 27.3% second lien debt, and 43% mezzanine debt and 0.9% of equity investments at fair value, of which 48% is invested in fixed-rate debt and the remaining 52% is invested in floating rate debt. The weighted average yield on all of our debt investments at March 31, 2013, was approximately 12%. The information set forth above regarding our investment portfolio does not include approximately $35 million of United States Treasury securities at fair value that we held at March 31, 2013.

Our investments generally range in size from $5 million to $30 million, and we may also selectively invest in larger positions, and we generally expect that the size of our larger positions will increase in proportion to the size of our capital base. Pending such investments, we may reduce our outstanding indebtedness or invest in cash, cash equivalents, U.S. government securities and other high-quality debt investments with a maturity of one year or less. In the future, we may adjust opportunistically the percentage of our assets held in various types of loans, our principal loan sources and the industries to which we have greatest exposure, based on market conditions, the credit cycle, available financing and our desired risk/return profile.

Stellus Capital Management

Stellus Capital Management manages our investment activities and is responsible for analyzing investment opportunities, conducting research and performing due diligence on potential investments, negotiating and structuring our investments, originating prospective investments and monitoring our investments and portfolio companies on an ongoing basis. Stellus Capital Management is an investment advisory firm led by the former head, Robert T. Ladd, and certain senior investment professionals of the D. E. Shaw group’s direct capital business, which was spun out of the D. E. Shaw group in January 2012. The Stellus Capital Management investment team was responsible for building the D. E. Shaw group’s middle-market direct investment business until it was spun out in January 2012. The senior investment professionals of Stellus Capital Management have an average of over 24 years of investing, corporate finance, restructuring, consulting and accounting experience and have worked together at several companies. The Stellus Capital Management investment team has a wide range of experience in middle-market investing, including originating, structuring and managing loans and debt securities through market cycles. The Stellus Capital Management investment team continues to provide investment advisory services to the D. E. Shaw group with respect to an approximately $738 million investment portfolio (as of March 31, 2013) in middle-market companies pursuant to sub-advisory arrangements.

In addition to serving as our investment adviser, Stellus Capital Management is currently seeking to raise capital for a private credit fund that will have an investment strategy that is identical to our investment strategy and an energy private equity fund. We intend to co-invest with investment funds, accounts and investment vehicles managed by Stellus Capital Management (other than the D. E. Shaw group funds) where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We believe that such co-investments may afford us additional investment opportunities and an ability to achieve greater diversification. We will not co-invest with the energy private equity fund, as the energy private equity fund will focus on predominantly equity-related investments and we will focus on predominantly credit-related investments.

In addition, we and Stellus Capital Management have filed for exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with investment funds, accounts and investment vehicles managed by Stellus Capital Management (other than the D. E. Shaw group funds) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and investment funds, accounts and investment vehicles managed by Stellus Capital Management (other than the D. E. Shaw group funds) may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our application for exemptive relief is seeking an exemptive order permitting us to invest with investment funds, accounts and investment vehicles managed by Stellus Capital Management (other than the D. E. Shaw group funds) in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. This exemptive application is still pending, and there can be no assurance if and when the SEC would grant such relief.

Market Opportunity

We originate and invest primarily in private middle-market companies through first lien, second lien, unitranche and mezzanine debt financing, often times with a corresponding equity investment. We believe the environment for investing in middle-market companies is attractive for several reasons, including:

Robust Demand for Debt Capital.  We believe that private equity firms have significant committed but uncalled capital, a large portion of which is still available for investment in the United States. We expect the large amount of uninvested capital commitments will drive buyout activity over the next several years, which should, in turn, create lending opportunities for us. In addition to increased buyout activity, a high volume of senior secured and high yield debt was originated in the calendar years 2004 through 2007 and will come due in the near term and, accordingly, we believe that new financing opportunities will increase as many companies seek to refinance this indebtedness.

Reduced Availability of Capital for Middle-Market Companies.  We believe there are fewer providers of, and less capital available for financing to middle-market companies, as compared to the time period prior to the recent economic downturn. We believe that, as a result of that downturn, many financing providers have chosen to focus on large, liquid corporate loans and managing capital markets transactions rather than lending to middle-market businesses. In addition, we believe recent regulatory changes, including the adoption of the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under Basel III, have caused banks to curtail their lending to middle-market-companies. As a result, we believe that less competition will facilitate higher quality deal flow and allow for greater selectivity throughout the investment process.

Attractive Deal Pricing and Structures.  We believe that the pricing of middle-market debt investments is higher, and the terms of such investments are more conservative, compared to larger liquid, public debt financings, due to the more limited universe of lenders as well as the highly negotiated nature of these financings. These transactions tend to offer stronger covenant packages, higher interest rates, lower leverage levels and better call protection compared to larger financings. In addition, middle-market loans typically offer other investor protections such as default penalties, lien protection, change of control provisions and information rights for lenders.

Specialized Lending Requirements. Lending to middle-market companies requires in-depth diligence, credit expertise, restructuring experience and active portfolio management. We believe that several factors render many U.S. financial institutions ill-suited to lend to middle-market companies. For example, based on the experience of Stellus Capital Management’s investment team, lending to middle-market companies in the United States (a) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of the information available with respect to such companies, (b) requires specialized due diligence and underwriting capabilities, and (c) may also require more extensive ongoing monitoring by the lender. We believe that, through Stellus Capital Management, we have the experience and expertise to meet these specialized lending requirements.

Competitive Strengths

We believe that the following competitive strengths will allow us to achieve positive returns for our investors:

Experienced Investment Team.  Through our investment adviser, Stellus Capital Management, we have access to the experience and expertise of the Stellus Capital Management investment team, including its senior investment professionals who have an average of over 24 years of investing, corporate finance, restructuring, consulting and accounting experience and have worked together at several companies. The Stellus Capital Management investment team has a wide range of experience in middle-market investing, including originating, structuring and managing loans and debt securities through market cycles. We believe the members of Stellus Capital Management’s investment team are proven and experienced, with extensive capabilities in leveraged credit investing, having participated in these markets for the predominant portion of their careers. We believe that the experience and demonstrated ability of the Stellus Capital Management investment team to complete transactions enhances the quantity and quality of investment opportunities available to us.

Established, Rigorous Investment and Monitoring Process.  The Stellus Capital Management investment team has developed an extensive review and credit analysis process. Each investment that is reviewed by Stellus Capital Management is brought through a structured, multi-stage approval process. In addition, Stellus Capital Management takes an active approach in monitoring all investments, including reviews of financial performance on at least a quarterly basis and regular discussions with management. Stellus Capital Management’s investment and monitoring process and the depth and experience of its investment team should allow it to conduct the type of due diligence and monitoring that enables it to identify and evaluate risks and opportunities.

Demonstrated Ability to Structure Investments Creatively.  Stellus Capital Management has the expertise and ability to structure investments across all levels of a company’s capital structure. While at the D. E. Shaw group, the Stellus Capital Management investment team invested approximately $5.4 billion across the entire capital structure in 193 middle-market companies. These investments included secured and unsecured debt and related equity securities. Furthermore, we believe that current market conditions will allow us to structure attractively priced debt investments and may allow us to incorporate other return-enhancing mechanisms such as commitment fees, original issue discounts, early redemption premiums, payment-in-kind, or PIK, interest or some form of equity securities.

Resources of Stellus Capital Management Platform.  We have access to the resources and capabilities of Stellus Capital Management, which has 15 investment professionals, including Messrs. Ladd, D’Angelo, Davis and Overbergen, who are supported by one managing director, six principals, two vice presidents and two analysts. These individuals have developed long-term relationships with middle-market companies, management teams, financial sponsors, lending institutions and deal intermediaries by providing flexible financing throughout the capital structure. While at the D. E. Shaw group, the Stellus Capital Management investment team completed financing transactions with more than 90 equity sponsors and completed multiple financing transactions with 12 of those equity sponsors. We believe that these relationships provide us with a competitive advantage in identifying investment opportunities in our target market. We also expect to benefit from Stellus Capital Management’s due diligence, credit analysis, origination and transaction execution experience and capabilities, including the support provided with respect to those functions by Mr. Huskinson, who serves as our chief financial officer and chief compliance officer, and his staff of four additional mid- and back-office professionals.

Investment Strategy

The Stellus Capital Management investment team employs an opportunistic and flexible investing approach, combined with strong risk management processes, which we believe will yield a highly diversified portfolio across companies, industries, and investment types. We seek direct origination opportunities of first lien, second lien, unitranche and mezzanine debt financing, often times with modest corresponding equity investments, in middle-market companies. We believe that businesses in this size range often have limited access to public financial markets, and will benefit from Stellus Capital Management’s reliable lending partnership. Many financing providers have chosen to focus on large corporate clients and managing capital markets transactions rather than lending to middle-market businesses. Further, many financial institutions and traditional lenders are faced with constrained balance sheets and are requiring existing borrowers to reduce leverage. We also believe hedge funds and collateralized debt obligation/collateralized loan obligation managers are less likely to pursue investment opportunities in our target market as a result of reduced liquidity for new investments.

With an average of over 24 years of investing, corporate finance, restructuring, consulting and accounting experience, the senior investment team of Stellus Capital Management has demonstrated investment expertise throughout the balance sheet and in a variety of situations, including financial sponsor buyouts, growth capital, debt refinancings, balance sheet recapitalizations, rescue financings, distressed opportunities, and acquisition financings. Our investment philosophy emphasizes capital preservation through superior credit selection and risk mitigation. We expect our portfolio to provide downside protection through conservative cash flow and asset coverage requirements, priority in the capital structure and information requirements. We also anticipate benefiting from equity participation through warrants and other equity instruments structured as part of our investments. This flexible approach enables Stellus Capital Management to respond to market conditions and offer customized lending solutions.

Stellus Capital Management invests across a wide range of industries with deep expertise in select verticals including, but not limited to, business services, energy, general industrial, government services, healthcare software and specialty finance. Our typical transactions include providing financing for leveraged buyouts, acquisitions, recapitalizations, growth opportunities, rescue financings, distressed or turnaround situations and bridge loans. We seek to maintain a diversified portfolio of investments as a method to manage risk and capitalize on specific sector trends.

Our objective is to act as the lead or largest investor in transactions, generally investing between $5 million and $30 million per transaction. We expect the average investment holding period to be between two and four years, depending upon portfolio company objectives and conditions in the capital markets.

We focus on middle-market companies with between $5 million and $50 million of EBITDA in a variety of industry sectors with positive long-term dynamics and dependable cash flows. We seek businesses with management teams with demonstrated track records and economic incentives in strong franchises and sustainable competitive advantages with dependable and predictable cash flows.

We employ leverage prudently and within the limitations of the applicable laws and regulations for business development companies. Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage.

Transaction Sourcing

As access to investment opportunities is highly relationship-driven, the senior investment team and other investment professionals of Stellus Capital Management spend considerable time developing and maintaining contacts with key deal sources, including private equity firms, investment banks, and senior lenders. The senior investment team and other investment professionals of Stellus Capital Management have been actively investing in the middle-market for the past decade and have focused on extensive calling and marketing efforts via speaking engagements, sponsorships, industry events, and referrals to broaden their relationship network. Existing relationships are constantly cultivated through transactional work and other personal contacts.

In addition to financial sponsors, Stellus Capital Management has developed a network of other deal sources, including:

•	management teams and entrepreneurs;
•	portfolio companies of private equity firms;

•	other investment firms that have similar strategies to Stellus Capital Management and are seeking co-investors;
•	placement agents and investment banks representing financial sponsors and issuers;
•	corporate operating advisers and other financial advisers; and
•	consultants, attorneys and other service providers to middle-market companies and financial sponsors.

We believe that Stellus Capital Management’s broad network of deal origination contacts will afford us with a continuous source of investment opportunities.

These origination relationships provide access not only to potential investment opportunities but also to market intelligence on trends across the credit markets. Stellus Capital Management has completed financing transactions with more than 90 equity sponsors and completed multiple financing transactions with 12 of those equity sponsors.

We believe that, over the past decade, the senior investment team and other investment professionals of Stellus Capital Management have built a reputation as a thoughtful and disciplined provider of capital to middle-market companies and a preferred financing source for private equity sponsors and management teams. We believe these factors give Stellus Capital Management a competitive advantage in sourcing investment opportunities, which are put to use for our benefit.

Investment Structuring

Stellus Capital Management believes that each investment has unique characteristics that must be considered, understood and analyzed. Stellus Capital Management structures investment terms based on the business, the credit profile, the outlook for the industry in which a potential portfolio company operates, the competitive landscape, the products or services which the company sells and the management team and ownership of the company, among other factors. Stellus Capital Management relies upon the analysis conducted and information gathered through the investment process to evaluate the appropriate structure for our investments.

We invest primarily in the debt securities of middle-market companies. Our investments typically carry a high level of cash pay interest and may incorporate other return-enhancing mechanisms such as commitment fees, original issue discounts, early redemption premiums, PIK interest and some form of equity participation, including preferred stock, common stock, warrants and other forms of equity participation. We expect that a typical debt investment in which we invest will have a term at origination of between five and seven years. We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.

Stellus Capital Management negotiates covenants in connection with debt investments that provide protection for us but allow appropriate flexibility for the portfolio company. Such covenants may include affirmative and negative covenants, default penalties, lien protection and change of control provisions. Stellus Capital Management requires comprehensive information rights including access to management, financial statements and budgets and, in some cases, membership on the board of directors or board of directors observation rights. Additionally, Stellus Capital Management generally requires financial covenants and terms that restrict an issuer’s use of leverage and limitations on asset sales and capital expenditures.

Secured Debt

Secured debt, including first lien, second lien and unitranche financing, has liens on the assets of the borrower that serve as collateral in support of the repayment of such loans.

First Lien Debt.  First lien debt is structured with first-priority liens on the assets of the borrower that serve as collateral in support of the repayment of such loans. First lien loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity.

Second Lien Debt.  Second lien debt is structured as junior, secured loans, with second priority liens on an issuer’s assets. These loans typically provide for moderate loan amortization in the initial years of the loan, with the majority of the amortization deferred until loan maturity.

Unitranche Debt.  Unitranche debt typically is structured as first lien loans with certain risk characteristics of mezzanine debt. Unitranche debt typically provides for moderate loan amortization in the initial years of the debt, with the majority of the principal payment deferred until loan maturity. Since unitranche debt generally allows the borrower to make a large lump sum payment of principal at the end of the loan term, there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In some cases, we will be the sole lender, or we together with our affiliates will be the sole lender, of unitranche debt, which can provide us with more influence interacting with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.

Mezzanine Debt

Mezzanine debt, including senior unsecured and subordinated loans, is not be secured by any collateral and is effectively subordinated to the borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness), including pursuant to one or more intercreditor agreements that we enter into with holders of a borrower’s senior debt.

Senior Unsecured Loans.  Senior unsecured loans are structured as loans that rank senior in right of payment to any of the borrower’s unsecured indebtedness that is contractually subordinated to such loans. These loans generally provide for fixed interest rates and amortize evenly over the term of the loan. Senior unsecured loans are generally less volatile than subordinated loans due to their priority to creditors over subordinated loans.

Subordinated Loans.  Subordinated loans are structured as unsecured, subordinated loans that provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically have interest-only payments (often representing a combination of cash pay and PIK interest) in the early years, with amortization of principal deferred to maturity. Subordinated loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Subordinated loans are generally more volatile than secured loans and may involve a greater risk of loss of principal. Subordinated loans often include a PIK feature, which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the loan.

Equity Securities

In connection with some of our debt investments, we may also invest in preferred or common stock or receive nominally priced warrants or options to buy an equity interest in the portfolio company. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such equity investments and warrants to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

Investment Process

Through the resources of Stellus Capital Management, we have access to significant research resources, experienced investment professionals, internal information systems and a credit analysis framework and investment process. Stellus Capital Management has designed a highly involved and interactive investment management process, which is the core of its culture and the basis for what we believe is a strong track record of investment returns. The investment process seeks to select only those investments which it believes have the most attractive risk/reward characteristics. The process involves several levels of review and is coordinated in an effort to identify risks in potential investments. Stellus Capital Management applies its expertise to screen many of our investment opportunities as described below. This rigorous process combined with our broad origination capabilities have allowed the Stellus Capital Management team to be prudent in selecting opportunities in which to make an investment.

All potential investment opportunities undergo an initial informal review by Stellus Capital Management’s investment professionals. Each potential investment opportunity that an investment professional determines merits investment consideration is presented and evaluated at a weekly meeting in which Stellus Capital Management’s investment professionals discuss the merits and risks of a potential investment opportunity as well as the due diligence process and the pricing and structure. If Stellus Capital Management’s investment professionals believe an investment opportunity merits further review, the deal team prepares and presents to the investment committee for initial review a prescreen memorandum that generally describes the potential transaction and includes a description of the risks, due diligence process and proposed structure and pricing for the proposed investment opportunity.

Prior to making an investment, Stellus Capital Management conducts rigorous diligence on each investment opportunity. In connection with its due diligence on a potential investment opportunity, Stellus Capital Management utilizes its internal diligence resources which include its internally developed credit analytical framework, subscriptions to third party research resources, discussions with industry experts, internal information sharing systems, and the analytical expertise of its investment professionals. Stellus Capital Management typically reviews the company’s historical financials; industry drivers and outlook, competitive threats, customer concentration, asset coverage, projected financials, and credit metrics; management background checks; and, if applicable, the track record and funding capabilities of the private equity sponsor.

Upon review of the prescreen memorandum, if the investment committee determines to proceed with the review of an investment opportunity, the deal team continues its diligence and deal structuring plans, and prepares a credit approval memorandum for review by the investment committee. The credit approval memorandum, updates the prescreen memorandum with more deal specific detail, including an update to the diligence process and any changes in the structure and pricing of the proposed investment. Upon unanimous approval by the investment committee of the proposed investment as presented in the credit approval memorandum, the Chief Investment Officer reviews any amendments before finalizing and closing negotiations with the prospective portfolio company.

Investment Committee

Each new investment opportunity is unanimously approved by Stellus Capital Management’s investment committee. Follow-on investments in existing portfolio companies requires the investment committee’s approval beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the investment committee. The purpose of Stellus Capital Management’s investment committee is to evaluate and approve all of our investments. The investment committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of each investment. The investment committee consists of Messrs. Robert T. Ladd, Dean D’Angelo, Joshua T. Davis, Todd A. Overbergen and W. Todd Huskinson. The investment committee serves to provide investment consistency and adherence to our core investment philosophy and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, investment committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of the investment team are encouraged to share information and views on credits with the investment committee early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members to work more efficiently.

Each transaction is presented to the investment committee in a formal written report. All of our new investments require unanimous approval by the investment committee. Each member of the investment committee performs a similar role for other accounts managed by Stellus Capital Management. In certain instances, our board of directors may also determine that its approval is required prior to the making of an investment.

Monitoring Investments

In most cases, we do not have board influence over portfolio companies. In some instances, Stellus Capital Management’s investment professionals may obtain board representation or observation rights in conjunction with our investments. Stellus Capital Management takes an active approach in monitoring all investments, including reviews of financial performance on at least a quarterly basis and regular discussions with management. The monitoring process begins with structuring terms and conditions, which require the timely delivery and access to critical financial and business information on portfolio companies.

Specifically, Stellus Capital Management’s monitoring system consists of the following activities:

Regular Investment Committee Updates.  Key portfolio company developments are discussed each week as part of the standard investment committee agenda.

Written Reports.  The deal teams provide written updates as appropriate for key events that impact portfolio company performance or valuation. In addition, deal teams provide written updates following each portfolio company board meeting.

Quarterly Full Portfolio Review.  Our Chief Investment Officer and Chief Compliance Officer perform a quarterly comprehensive review of every portfolio company with the deal teams. This process includes a written performance and valuation update, and credit-specific discussion on each of our portfolio companies. In addition, pursuant to our valuation policy, quarterly valuations are reviewed by our independent third party valuation firm.

As part of the monitoring process, Stellus Capital Management also tracks developments in the broader marketplace. Stellus Capital Management’s investment professionals have a wealth of information on the competitive landscape, industry trends, relative valuation metrics, and analyses that assist in the execution of our investment strategy. In addition, Stellus Capital Management’s extensive communications with brokers and dealers allows its investment professionals to monitor market and industry trends that could affect portfolio investments. Stellus Capital Management may provide ongoing strategic, financial and operational guidance to some portfolio companies either directly or by recommending its investment professionals or other experienced representatives to participate on the board of directors. Stellus Capital Management maintains an extensive network of strategic and operational advisers to call upon for industry expertise or to supplement existing management teams.

Risk Ratings

In addition to various risk management and monitoring tools, Stellus Capital Management uses an investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in our portfolio. This investment rating system uses a five-level numeric scale. The following is a description of the conditions associated with each investment rating:

Investment Rating 1 is used for investments that are performing above expectations, and whose risks remain favorable compared to the expected risk at the time of the original investment.

Investment Rating 2 is used for investments that are performing within expectations and whose risks remain neutral compared to the expected risk at the time of the original investment. All new loans are initially rated 2.

Investment Rating 3 is used for investments that are performing below expectations and that require closer monitoring, but where no loss of return or principal is expected. Portfolio companies with a rating of 3 may be out of compliance with financial covenants.

Investment Rating 4 is used for investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are often in work out. Investments with a rating of 4 are those for which some loss of contractual return but no loss of principal is expected.

Investment Rating 5 is used for investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are almost always in work out. Investments with a rating of 5 are those for which some loss of return and principal is expected.

In the event that Stellus Capital Management determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, Stellus Capital Management will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions. While the investment rating system identifies the relative risk for each investment, the rating alone does not dictate the scope and/or frequency of any monitoring that is performed. The frequency of Stellus Capital Management’s monitoring of an investment is determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing the investment.

Determination of Net Asset Value and Portfolio Valuation Process

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, investment transactions will be recorded on the trade date. Realized gains or losses will be computed using the specific identification method. Investments for which market quotations are readily available are valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors based on the input of our management and audit committee. In addition, our board of directors retains one or more independent valuation firms to review at least once per quarter, the valuation of each portfolio investment for which a market quotation is not available. We also have adopted Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures, or ASC 820. This accounting statement requires us to assume that the portfolio investment is assumed to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC Topic 820, the market in which we can exit portfolio investments with the greatest volume and level activity is considered our principal market.

A readily available market value is not expected to exist for most of the investments in our portfolio, and we value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process. The types of factors that our board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparisons of financial ratios portfolio company to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ materially from the values that would have been used had a readily available market value existed for such investments., In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations currently assigned.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of Stellus Capital Management responsible for the portfolio investment;
•	preliminary valuation conclusions are then documented and discussed with our senior management and Stellus Capital Management;
•	the audit committee of our board of directors then reviews these preliminary valuations;

•	at least once quarterly, the valuation for each portfolio investment is reviewed by an independent valuation firm; and
•	the board of directors then discusses the valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of Stellus Capital Management, the independent valuation firm and the audit committee.

In following these approaches, the types of factors that are taken into account in fair value pricing our investments include, as relevant, but are not limited to:

•	available current market data, including relevant and applicable market trading and transaction comparables;
•	applicable market yields and multiples;
•	security covenants;
•	call protection provisions;
•	information rights;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;
•	comparisons of financial ratios of peer companies that are public;
•	comparable merger and acquisition transactions; and
•	the principal market and enterprise values.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Realization of Investments

The potential exit scenarios of a portfolio company play an important role in evaluating investment decisions. As such, Stellus Capital Management formulates specific exit strategies at the time of investment. Our debt-orientation provides for increased potential exit opportunities, including (a) the sale of investments in the private markets, (b) the refinancing of investments held, often due to maturity or recapitalizations, and (c) other liquidity events including the sale or merger of the portfolio company. Since we seek to maintain a debt orientation in our investments, we expect to receive interest income over the course of the investment period, resulting in a significant return on invested capital well in advance of final exit.

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Stellus Capital Management or an affiliate of Stellus Capital Management provides such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse Stellus Capital Management or an affiliate of Stellus Capital Management for its allocated costs in providing such assistance, subject to the review by our board of directors, including our independent directors.

Competition

Our primary competitors in providing financing to middle-market companies include public and private funds, other business development companies, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds.

Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or to the distribution and other requirements we must satisfy to maintain our qualification as a RIC.

We use the expertise of the investment professionals of Stellus Capital Management to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we believe that the relationships of the investment professionals of Stellus Capital Management enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we invest.

Administration

We do not have any direct employees, and our day-to-day investment operations are managed by Stellus Capital Management. We have a chief executive officer, a chief investment officer, a chief financial officer and a chief compliance officer. To the extent necessary, our board of directors may hire additional personnel going forward. Our officers are employees of Stellus Capital Management and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs are paid by us pursuant to the administration agreement.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are located at 4400 Post Oak Parkway, Suite 2200, Houston, TX 77027. All locations are provided to us by Stellus Capital Management pursuant to the administration agreement. We believe that our office facilities are suitable and adequate for our business as we contemplate conducting it.

Legal Proceedings

We and Stellus Capital Management are not currently subject to any material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain unaudited information as of March 31, 2013, for the portfolio companies in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observer or participation rights we may receive in connection with our investment. We do not “control” any of our portfolio companies, as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25.0% of its voting securities and would be an “affiliate” of a portfolio company if we owned 5.0% or more of its voting securities. As of March 31, 2013, none of our portfolio company investments constituted five percent or more of our total assets.

Investments	Headquarters/ Industry	Type of Investment		Principal Amount/ Percentage of Ownership	Cost	Fair Value
Aderant North America, Inc.	Atlanta, GA/Services: Business	Term Loan-Second Lien, L + 8.75%, LIBOR floor 1.25%, due 6/20/2019		$1,500,000	$1,478,165	$1,530,000
Ascend Learning, Inc.	Burlington, MA/High Tech Industries	Term Loan-Second Lien, Euro + 10.00%, Euro floor 1.50%, due 12/6/2017		$10,000,000	10,000,000	10,043,800
ATX Networks	West Ajax, Ontario/High Tech Industries	Term Loan-Unsecured, 12.00% cash, 2.00% PIK, due 5/12/2016	(1)(2)	$20,885,811	20,885,811	20,885,811
Baja Broadband, LLC	Fort Mill, SC/Media: Broadcasting & Subscription	Term Loan-Second Lien, L + 11.00%, LIBOR floor 1.50%, due 12/20/2017		$15,000,000	15,000,000	15,231,000
Binder and Binder	Hauppauge, New York/ Services: Business	Term Loan-Unsecured, 13.00% cash, 2.00% PIK, due 2/27/2016	(1)	$13,000,000	13,000,000	13,000,000
Blackhawk Mining, LLC	Lexington, KY/Metals & Mining	Term Loan-First Lien, 12.50%, due 10/9/2016		$5,000,000	4,555,089	4,555,089
		Common Shares, Class B(3)		0.36% (36 shares)	214,286	214,286
		Total			4,769,375	4,769,375
Eating Recovery Center, LLC	Denver, CO/ Healthcare & Pharmaceuticals	Mezzanine Term Loan-Unsecured, 12.00% cash, 1.00% PIK, due 6/28/2018	(2)	$18,400,000	18,042,801	18,042,801
		Common Shares, Series A	(3)	1.86% (86,667 shares)	1,500,000	1,500,000
		Total			19,542,801	19,542,801
Grupo HIMA San Pablo, Inc.	San Juan, PR/Healthcare & Pharmaceuticals	Term Loan-First Lien, L + 7.00%, LIBOR floor 1.50%, due 1/30/2018		$5,000,000	4,902,723	4,902,723
		Term Loan-Second Lien, 13.75%, due 7/30/2018		$4,000,000	3,804,212	3,804,212
		Total			8,706,935	8,706,935
Holley Performance Products	Bowling Green, KY/Automotive	Term Loan-First Lien, Prime + 6.00%, Prime floor 3.50%, due 11/30/2017		$12,500,000	12,351,708	12,351,708

Investments	Headquarters/ Industry	Type of Investment		Principal Amount/ Percentage of Ownership	Cost	Fair Value
Refac Optical Group	Blackwood, NJ/Retail	Term A Loan-First Lien, L + 7.50%, due 3/23/2016		$3,705,477	3,705,477	3,705,477
		Term B Loan-First Lien, L + 10.25%, 1.75% PIK, due 3/23/2016	(1)	$6,110,459	6,110,459	6,110,459
		Total			9,815,936	9,815,936
Securus Technologies Holdings	Dallas, TX/ Telecommunications	Term Loan-Second Lien, Euro + 9.00%, Euro floor 1.75%, due 5/31/2018		$12,000,000	12,115,584	12,360,000
Snowman Holdings, LLC	Lebanon, IN/Transportation: Cargo	Term Loan-Unsecured, 11.00% cash, 2.00% PIK, due 1/11/2017	(1)	$9,016,300	9,016,300	9,016,300
SourceHOV, LLC	Dallas, TX/Services: Business	Term Loan-Second Lien, Euro + 9.25%, Euro floor 1.25%, due 4/29/2018	(5)	$10,000,000	9,800,000	9,800,000
SPM Capital, LLC	Stamford, CT/Healthcare & Pharmaceuticals	Term Loan-First Lien, Euro + 5.50%, Euro floor 1.50%, due 10/31/2017		$7,462,500	7,320,996	7,462,500
Sportsmans Warehouse Holdings, Inc.	Midvale, UT/Retail	Term Loan-First Lien, L + 7.00%, LIBOR floor 1.50%, due 11/13/2018		$9,975,000	9,880,446	9,975,000
Studer Group, LLC (The)	Gulf Breeze, FL/Services: Business	Term Loan-Unsecured, 12.00% cash, 2.00% PIK, due 3/29/2017	(2)	$16,724,929	$16,724,929	$16,724,929
Transaction Network Services, Inc.	Reston, VA/Services: Business	Term Loan-Second Lien, Euro + 8.00%, Euro floor 1.00%, due 8/14/2020		$3,000,000	2,955,536	2,955,536
Varel International Energy Funding Corp.	Dallas, TX/Energy: Oil & Gas	Term Loan-First Lien, L + 7.75%, LIBOR floor 1.50%, due 7/17/2017		$9,925,000	9,733,611	9,733,682
Woodstream Group, Inc.	Lititz, PA/Consumer Goods: Non-Durable	Subordinated Debt-Unsecured, 11.00%, due 2/28/2017		$862,279	834,658	862,279
Woodstream Corp.	Lititz, PA/Consumer Goods: Non-Durable	Senior Subordinated Note-Unsecured, 11.00%, due 2/28/2017		$9,137,721	8,805,649	9,137,721
Total:					$202,738,440	$203,905,313

(1)	Represents a payment-in-kind security which pays a portion of interest in additional par.
(2)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended.
(3)	Security is non-income producing.
(4)	This investment also includes an undrawn revolving loan commitment in an amount not to exceed $2,000,000, an interest rate of LIBOR plus 7.5%, and a maturity of March 23, 2016. This investment is accruing an unused fee of 0.50%.
(5)	The loan settled after March 31, 2013.

MANAGEMENT

Board of Directors and Its Leadership Structure

Our business and affairs are managed under the direction of our board of directors. The board of directors consists of seven members, four of whom are not “interested persons” of Stellus Capital Management, or its affiliates as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent directors.” The board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of the board of directors include quarterly valuation of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.

Oversight of our investment activities extends to oversight of the risk management processes employed by Stellus Capital Management as part of its day-to-day management of our investment activities. The board of directors anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of Stellus Capital Management as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board of directors’ risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of directors’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

The board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, and may establish additional committees from time to time as necessary. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below. Mr. Ladd serves as Chief Executive Officer, Chairman of the board of directors and a member of Stellus Capital Management’s investment committee and Messrs. D’Angelo and Davis are each a member of Stellus Capital Management’s investment committee and a member of our board of directors. We believe that Mr. Ladd’s history with Stellus Capital Management, his familiarity with its investment platform, and his extensive knowledge of and experience in the financial services industry qualify him to serve as the Chairman of our board of directors.

The board of directors does not have a lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of an audit committee, a compensation committee and a nominating and corporate governance committee, each of which is comprised solely of independent directors, and the appointment of a Chief Compliance Officer, with whom the independent directors meet without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

The board of directors believes that its leadership structure is appropriate in light of our characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that affords effective oversight. Specifically, the board of directors believes that the relationship of Messrs. Ladd, D’Angelo and Davis with Stellus Capital Management provides an effective bridge between the board of directors and management, and encourages an open dialogue between management and our board of directors, ensuring that these groups act with a common purpose. The board of directors also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between our management, Stellus Capital Management and the board of directors.

Board of Directors

We have adopted provisions in our articles of incorporation that divide our board of directors into three classes. At each annual meeting, directors will be elected for staggered terms of three years (other than the initial terms, which extend for up to three years), with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Information regarding the board of directors is as follows:

Name	Year of Birth	Position	Director Since	Term Expires	Other Directorships Held
Interested Directors
Robert T. Ladd	1956	Chairman, Chief Executive Officer, President and Chief Investment Officer	2012	2015	—
Dean D’Angelo	1967	Director	2012	2016	—
Joshua T. Davis	1972	Director	2012	2014	—
Independent Directors
J. Tim Arnoult	1949	Director	2012	2015	Cardtronics Inc.
Bruce R. Bilger	1952	Director	2012	2014	—
Paul Keglevic	1954	Director	2012	2015	—
William C. Repko	1949	Director	2012	2016	—

The address for each of our directors is c/o Stellus Capital Investment Corporation, 4400 Post Oak Parkway, Suite 2200, Houston, TX 77027.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Year of Birth	Position
W. Todd Huskinson	1964	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

The address for each of our executive officers is c/o Stellus Capital Investment Corporation, 4400 Post Oak Parkway, Suite 2200, Houston, TX 77027.

Biographical Information

The board of directors considers whether each of the directors is qualified to serve as a director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. The board of directors also considers whether each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. For the purposes of this presentation, our directors have been divided into two groups — independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

J. Tim Arnoult serves as a member of our board of directors. Mr. Arnoult has over 30 years of banking and financial services experience. From 1979 to 2006, Mr. Arnoult served in various positions at Bank of America, including its predecessors, including president of Global Treasury Services from 2005 – 2006, president of Global Technology and Operations from 2000 to 2005, president of Central U.S. Consumer and Commercial Banking from 1996 to 2000 and president of Global Private Banking from 1991 to 1996. Mr. Arnoult is also experienced in mergers and acquisitions, having been directly involved in significant transactions such as the mergers of NationsBank and Bank America in 1998 and Bank of America and FleetBoston in 2004. Mr. Arnoult currently serves on the board of directors of Cardtronics Inc. (NasdaqGM: CATM) and has served on a variety of boards throughout his career, including the board of Visa USA. Mr. Arnoult holds a B.A. in Psychology and a M.B.A. from the University of Texas at Austin. We believe Mr. Arnoult’s extensive banking and financial services experience bring important and valuable skills to our board of directors.

Bruce R. Bilger serves as a member of our board of directors. Mr. Bilger has over 35 years of providing advice on mergers and acquisitions, financings, and restructurings, particularly in the energy industry.

Mr. Bilger is a senior advisor at Lazard Frerès & Co. LLC, a leading investment bank, where he began in January, 2008 as managing director, chairman and head of Global Energy, and co-head of the Southwest Investment Banking region. Prior to joining Lazard Frerès & Co. LLC, Mr. Bilger was a partner at the law firm of Vinson & Elkins LLP, where he was head of its 400-plus-attorney Energy Practice Group and co-head of its 175-plus-attorney corporate and transactional practice. Mr. Bilger is or has been a board or committee member with numerous charitable and civic organizations, including the Greater Houston Partnership, the Greater Houston Community Foundation, Reasoning Mind, Positive Coaching Alliance, Texas Children’s Hospital, Asia Society Texas Center, St. Luke’s United Methodist Church, St. John’s School, Dartmouth College and the University of Virginia. Mr. Bilger graduated Phi Beta Kappa from Dartmouth College and has an M.B.A. and law degree from the University of Virginia. We believe Mr. Bilger’s extensive merger and acquisition, financing, and restructuring experience bring important and valuable skills to our board of directors.

Paul Keglevic serves as a member of our board of directors. Mr. Keglevic has over 33 years of experience with public companies across several industry sectors, including utilities, telecom and transportation. Mr. Keglevic has served as executive vice president and chief financial officer for Energy Future Holdings Corp., a Dallas-based energy company with a portfolio of competitive and regulated businesses, since June 2008. From July 2002, Mr. Keglevic was at PricewaterhouseCoopers, an accounting firm, where he served as the U.S. utility sector leader for six years and the clients and sector assurance leader for one year. Prior to PricewaterhouseCoopers, Mr. Keglevic led the utilities practice for Arthur Andersen, where he was a partner for 15 years. Mr. Keglevic is a member of the board of directors of the Dallas Chamber of Commerce and has previously served on the state of California Chamber Board and several other charitable and advisory boards. In 2011, Mr. Keglevic was named CFO of the Year by the Dallas Business Journal and received a Distinguished Alumni Award in accounting from Northern Illinois University. Mr. Keglevic received his B.S. in accounting from Northern Illinois University and is a certified public accountant. We believe Mr. Keglevic’s extensive experience with public companies and knowledge of accounting and regulatory issues brings important and valuable skills to our board of directors.

William C. Repko serves as a member of our board of directors. Mr. Repko has nearly 40 years of investing, finance and restructuring experience. Mr. Repko has served as a senior advisor, senior managing director and was a co-founder of Evercore Partners Inc.’s Restructuring and Debt Capital Markets Group since joining the firm in September 2005. Prior to joining Evercore Partners Inc., Mr. Repko served as chairman and head of the Restructuring Group at J.P. Morgan Chase, a leading investment banking firm, where he focused on providing comprehensive solutions to clients’ liquidity and reorganization challenges. Mr. Repko entered the workout banking world in 1980 at Manufacturers Hanover Trust, a commercial bank, which after a series of mergers became part of J.P. Morgan Chase. Mr. Repko has been named to the Turnaround Management Association (TMA)-sponsored Turnaround, Restructuring and Distressed Investing Industry Hall of Fame. Mr. Repko received his B.S. in Finance from Lehigh University. We believe Mr. Repko’s extensive investing, finance, and restructuring experience bring important and valuable skills to our board of directors.

Interested Directors

Robert T. Ladd serves as the Chairman of our board of directors and Chief Executive Officer and President. Mr. Ladd is the managing partner and Chief Investment Officer of Stellus Capital Management. Mr. Ladd has more than 33 years of investing, finance, and restructuring experience. Prior to joining Stellus Capital Management, he had been with the D. E. Shaw group, a global investment and technology development firm, where he led the D. E. Shaw group’s Direct Capital Group from February 2004 to January 2012. Prior to joining the D. E. Shaw group, Mr. Ladd served as the president of Duke Energy North America, LLC, a merchant energy subsidiary of Duke Energy Corporation, and president and chief executive officer of Duke Capital Partners, LLC, a merchant banking subsidiary of Duke Energy Corporation, from September 2000 to February 2004. From February 1993 to September 2000, Mr. Ladd was a partner of Arthur Andersen LLP where he last served as worldwide managing partner for Arthur Andersen’s corporate restructuring practice and U.S. managing partner for that firm’s corporate finance practice. Before joining Arthur Andersen, from June 1980 to February 1993, Mr. Ladd served in various capacities for First City Bancorporation of Texas, Inc., a bank holding company, and its subsidiaries, including serving as president of First City Asset Servicing Company, an asset management business and executive vice president for the Texas

Banking Division of First City Bancorporation of Texas, Inc., a commercial bank. He is a member of the Council of Overseers of the Jesse H. Jones Graduate School of Business of Rice University, as well as a member of the University of Texas Health Science Center Development Board and the University of Texas Medical School of Houston Advisory Council. Mr. Ladd received a B.A. in managerial studies and economics from Rice University, and an M.B.A. from The University of Texas at Austin, where he was a Sord Scholar and recipient of the Dean's Award for Academic Achievement. We believe Mr. Ladd’s extensive investing, finance, and restructuring experience bring important and valuable skills to our board of directors.

Dean D’Angelo serves as a member of our board of directors. Mr. D’Angelo is a founding partner of Stellus Capital Management and co-head of the Private Credit strategy and serves on its investment committee. He has over 21 years of experience in investment banking and principal investing. From August 2005 to January 2012, Mr. D’Angelo was a director in the Direct Capital Group at the D. E. Shaw group, a global investment and technology development firm. Prior to joining the D. E. Shaw group, Mr. D’Angelo was a principal of Allied Capital Corporation, a publicly-traded business development company, where he focused on making debt and equity investments in middle-market companies from May 2003 to August 2005. From September 2000 to April 2003, Mr. D’Angelo served as a principal of Duke Capital Partners, LLC, a merchant banking subsidiary of Duke Energy Corporation, where he focused on providing mezzanine, equity, and senior debt financing to businesses in the energy sector. From January 1998 to September 2000, Mr. D’Angelo was a product specialist for Banc of America Securities, LLC where he provided banking services to clients principally in the energy sector. Mr. D’Angelo began his career in the bankruptcy and consulting practice of Coopers & Lybrand L.L.P. in Washington, D.C. Mr. D’Angelo received his B.B.A. in accounting from The College of William and Mary, his M.A. in international economics and relations from The Paul H. Nitze School of Advanced International Studies at The Johns Hopkins University, and his M.B.A., with a concentration in finance, from the Wharton School of the University of Pennsylvania. We believe Mr. D’Angelo’s extensive investment banking and principal investing experience bring important and valuable skills to our board of directors.

Joshua T. Davis serves as a member of our board of directors. Mr. Davis is a founding partner of Stellus Capital Management and co-head of the Private Credit strategy and serves on its investment committee. He has more than 18 years of investing, finance, and restructuring experience. Prior to joining Stellus Capital Management, Mr. Davis was a director in the Direct Capital Group at the D. E. Shaw group, a global investment and technology development firm, since March 2004. Prior to joining the D. E. Shaw group, Mr. Davis served as a managing director at Milestone Merchant Partners, LLC, a boutique merchant bank from May 2003 to February 2004 and a vice president of Duke Capital Partners, LLC, a merchant banking subsidiary of Duke Energy Corporation, from May 2002 to May 2003. Mr. Davis also served as a director of Arthur Andersen LLP, a consulting firm, from May 1995 to May 2002. Mr. Davis received a B.B.A. in accounting and finance from Texas A&M University. We believe Mr. Davis’ extensive investing, finance, and restructuring experience bring important and valuable skills to our board of directors.

Executive Officers Who Are Not Directors

W. Todd Huskinson serves as our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary. Mr. Huskinson is also a founding partner of Stellus Capital Management. He has over 25 years of experience in finance, accounting and operations. From August 2005 to January 2012, Mr. Huskinson was a director in the D. E. Shaw group’s Direct Capital Group, a global investment and technology development firm. Prior to joining the D. E. Shaw group, Mr. Huskinson was a Managing Director at BearingPoint (formerly KPMG Consulting), a management consulting firm, where he led the Houston office’s middle-market management consulting practice from July 2002 to July 2005. Prior to BearingPoint, Mr. Huskinson was a partner of Arthur Andersen, LLP, an accounting firm, where he served clients in the audit, corporate finance and consulting practices from December 1987 to June 2002. Mr. Huskinson received a B.B.A in accounting from Texas A&M University and is a certified public accountant.

Audit Committee

The members of the audit committee are Messrs. Keglevic, Bilger and Repko, each of whom meets the independence standards established by the SEC and the NYSE for audit committees and is independent for purposes of the 1940 Act. Mr. Keglevic serves as chairman of the audit committee. Our board of directors has determined that Mr. Keglevic is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee will utilize the services of an independent valuation firm to help them determine the fair value of these securities.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Messrs. Arnoult, Bilger and Keglevic, each of whom is independent for purposes of the 1940 Act and the NYSE corporate governance regulations. Mr. Arnoult serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

The nominating and corporate governance committee will consider nominees to the board of directors recommended by a stockholder if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements or any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the board of directors, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the board of directors, but the committee will consider such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the board’s annual-self assessment, the members of the nominating and corporate governance committee will evaluate the membership of the board of directors and whether the board maintains satisfactory policies regarding membership selection.

Compensation Committee

The members of the Compensation Committee are Repko, Bilger and Arnoult, each of whom is independent for purposes of the 1940 Act and the NYSE corporate governance regulations. Mr. Repko serves as chairman of the Compensation Committee. The compensation committee is responsible for overseeing our compensation policies generally and making recommendations to the board of directors with respect to our incentive compensation and equity-based plans that are subject to board approval, evaluating executive officer performance, overseeing and setting compensation for our directors and, as applicable, our executive officers and, as applicable, preparing the report on executive officer compensation that SEC rules require to be included in our annual proxy statement. Currently, none of our executive officers is compensated by us and as such the compensation committee is not required to produce a report on executive officer compensation for inclusion in our annual proxy statement.

The compensation committee has the sole authority to retain and terminate any compensation consultant assisting the compensation committee, including sole authority to approve all such compensation consultants’

fees and other retention terms. The compensation committee may delegate its authority to subcommittees or the chairman of the compensation committee when it deems appropriate and in our best interests.

Compensation of Directors

The following table shows information regarding the compensation received by our independent directors for the calendar year ending December 31, 2012. No compensation is paid to directors who are “interested persons” for their service as directors.

Name	Aggregate Cash Compensation from Stellus Capital Investment Company	Total Compensation from Stellus Capital Investment Company Paid to Director
Interested Directors
Robert T. Ladd	$—	$—
Dean D’Angelo	$—	$—
Joshua T. Davis	$—	$—
Independent Directors
J. Tim Arnoult	$26,110	$26,110
Bruce R. Bilger	$26,767	$26,767
Paul Keglevic	$29,452	$29,452
William C. Repko	$27,110	$27,110

The independent directors receive an annual fee of $55,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular board of directors meeting and each special telephonic meeting. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and each telephonic committee meeting. The chairmen of the audit committee, the compensation committee and the nominating and corporate governance committee receive an annual fee of $10,000, $5,000 and $5,000, respectively. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are “interested persons.”

Investment Committee

The investment committee of Stellus Capital Management meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by Stellus Capital Management on our behalf. In addition, the investment committee reviews and determines by unanimous vote whether to make prospective investments identified by Stellus Capital Management and monitors the performance of our investment portfolio. Stellus Capital Management’s investment committee consists of Messrs. Ladd, D’Angelo, Davis, Overbergen and Huskinson. Stellus Capital Management may, however, increase the size of its investment committee from time to time.

Information regarding the member of Stellus Capital Management’s investment committee who is not also a director or executive officer is as follows:

Todd A. Overbergen is a founding partner of Stellus Capital Management and head of the Energy Private Equity strategy. He has more than 23 years of investing, finance, and restructuring experience. Prior to joining Stellus Capital Management, Mr. Overbergen served as a director in the Direct Capital Group of the D. E. Shaw group, a global investment and technology development firm, since February 2004. Prior to joining the D. E. Shaw group, Mr. Overbergen was a founding principal of Duke Capital Partners, LLC, a merchant banking subsidiary of Duke Energy Corporation, from December 2000 to April 2003. From 1998 to December 2000, Mr. Overbergen was a director in Arthur Andersen LLP’s Global Corporate Finance group. Mr. Overbergen received a B.B.A. in accounting and finance from Texas A&M University.

Portfolio Management

Each investment opportunity requires the unanimous approval of Stellus Capital Management’s investment committee, which is comprised of Messrs. Ladd, D’Angelo, Davis, Overbergen and Huskinson. Follow-on investments in existing portfolio companies require the investment committee’s approval beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the investment committee. The day-to-day management of investments approved by the investment committee are overseen by Messrs. D’Angelo and Davis. Biographical information with respect to Messrs. D’Angelo and Davis is set out under “— Biographical Information.”

The members of our investment committee receive compensation by Stellus Capital Management that may include an annual base salary, an annual individual performance bonus, contributions to 401(k) plans, and a portion of the incentive fee or carried interest earned in connection with their services.

Each of Messrs. Ladd, D’Angelo, Davis, Overbergen and Huskinson has a direct ownership and financial interests in, and may receive compensation and/or profit distributions from, Stellus Capital Management. None of Messrs. Ladd, D’Angelo, Davis, Overbergen and Huskinson receives any direct compensation from us. Messrs. Ladd, D’Angelo, Davis, Overbergen and Huskinson are also primarily responsible for the day-to-day management of two other pooled investment vehicles and other accounts in which their affiliates receive incentive fees, with a total amount of $    million in assets under management as of June 30, 2013. See “Related Party Transactions and Certain Relationships.”

MANAGEMENT AGREEMENTS

Stellus Capital Management serves as our investment adviser and is registered as an investment adviser under the Investment Advisers Act of 1940 as amended, or the Advisers Act.

Investment Advisory Agreement

Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, Stellus Capital Management manages our day-to-day operations and provides investment advisory services to us. Under the terms of the investment advisory agreement, Stellus Capital Management:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make;
•	executes, closes, services and monitors the investments we make;
•	determines the securities and other assets that we will purchase, retain or sell;
•	performs due diligence on prospective portfolio companies; and
•	provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Pursuant to the investment advisory agreement, we have agreed to pay Stellus Capital Management a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee is ultimately be borne by our stockholders.

Management Fee

The base management fee is calculated at an annual rate of 1.75% of our gross assets, including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents. For services rendered under the investment advisory agreement, the base management fee is payable quarterly in arrears. For the first quarter of our operations, the base management fee was calculated based on the initial value of our gross assets. Beginning with our second quarter of operations, the base management fee has been and will be calculated based on the average value of our gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters. Base management fees for any partial month or quarter are appropriately pro-rated.

Incentive Fee

We pay Stellus Capital Management an incentive fee. Incentive fees are calculated as below and payable quarterly in arrears. Stellus Capital Management has agreed to waive its incentive fee for the year ending December 31, 2013 to the extent required to support a minimum annual dividend yield of 9.0% (to be paid on a quarterly basis) to our stockholders immediately subsequent to our initial public offering based on our initial public offering price per share. The incentive fee, which provides Stellus Capital Management with a share of the income that it generates for us, has two components, ordinary income and capital gains, calculated as follows:

The ordinary income component is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter, subject to a total return requirement and deferral of non-cash amounts, and is 20.0% of the amount, if any, by which our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets attributable to our common stock, for the immediately preceding calendar quarter, exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, Stellus Capital Management receives no incentive fee until our pre-incentive fee net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%.

The effect of the “catch-up” provision is that, subject to the total return and deferral provisions discussed below, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, Stellus Capital Management receives 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation of the Company for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (such as PIK interest or OID) will be paid to Stellus Capital Management, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such accounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possible elimination of the incentive fees for such quarter. There is no accumulation of amounts on the hurdle rate from quarter to quarter, and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle, and there is no delay of payment if prior quarters are below the quarterly hurdle. Stellus Capital Management has agreed to permanently waive any interest accrued on the portion of the incentive fee attributable to deferred interest (such as PIK interest or OID).

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss, subject to the total return requirement and deferral of non-cash amounts. For example, if we receive pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Percentage of Pre-incentive Fee Net Investment Income
Allocated to Income-Related Portion of Incentive Fee

The capital gains component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date), and is equal to 20.0% of our cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees. If such amount is negative, then no capital gains incentive fee will be payable for such year. Additionally, if the investment advisory agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee before Total Return Requirement Calculation:

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 2.0%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income - (management fee + other expenses)) = 0.6125%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%
Hurdle rate(1) = 2.0%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income - (management fee + other expenses)) = 2.2625%
Incentive fee = 100% × Pre-incentive fee net investment income (subject to “catch-up”)(4)

   = 100% × (2.2625% - 2.0%)
   = 0.2625%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.2625%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%
Hurdle rate(1) = 2.0%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses)) = 2.8625%
Incentive fee = 100% × Pre-incentive fee net investment income (subject to “catch-up”)(4)
Incentive fee = 100% × “catch-up” + (20.0% × (Pre-Incentive Fee Net Investment Income – 2.5%))

“Catch-up”  = 2.5% – 2.0%

   = 0.5%

Incentive fee = (100% × 0.5%) + (20.0% × (2.8625% – 2.5%))

   = 0.5% + (20.0% × 0.3625%)
   = 0.5% + 0.0725%
   = 0.5725%

Pre-incentive fee net investment income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.5725%.

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 1.75% annualized base management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide Stellus Capital Management with an incentive fee of 20.0% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Income Portion of Incentive Fee with Total Return Requirement Calculation:

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%
Hurdle rate(1) = 2.0%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses) = 2.8625%
Cumulative incentive compensation accrued and/or paid for preceding 11 calendar quarters = $9,000,000
20.0% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $8,000,000

Although our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% (as shown in Alternative 3 of Example 1 above), no incentive fee is payable because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters did not exceed the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters.

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%
Hurdle rate(1) = 2.0%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses) = 2.8625%
Cumulative incentive compensation accrued and/or paid for preceding 11 calendar quarters = $9,000,000
20.0% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $10,000,000

Because our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% and because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters, an incentive fee would be payable, as shown in Alternative 3 of Example 1 above.

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 1.75% annualized base management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide Stellus Capital Management with an incentive fee of 20.0% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 3: Capital Gains Portion of Incentive Fee(*):

Alternative 1:

Assumptions

Year 1:   $2.0 million investment made in Company A (“Investment A”), and $3.0 million investment made in Company B (“Investment B”)

Year 2:   Investment A sold for $5.0 million and fair market value (“FMV”) of Investment B determined to be $3.5 million

Year 3:   FMV of Investment B determined to be $2.0 million

Year 4:   Investment B sold for $3.25 million

The capital gains portion of the incentive fee would be:

Year 1:   None

Year 2:   Capital gains incentive fee of $0.6 million — ($3.0 million realized capital gains on sale of Investment A multiplied by 20.0%)

Year 3:   None — $0.4 million (20.0% multiplied by ($3.0 million cumulative capital gains less $1.0 million cumulative capital depreciation)) less $0.6 million (previous capital gains fee paid in Year 2)

Year 4:   Capital gains incentive fee of $50,000 — $0.65 million ($3.25 million cumulative realized capital gains multiplied by 20.0%) less $0.6 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

Year 1:   $2.0 million investment made in Company A (“Investment A”), $5.25 million investment made in Company B (“Investment B”) and $4.5 million investment made in Company C (“Investment C”)

Year 2:   Investment A sold for $4.5 million, FMV of Investment B determined to be $4.75 million and FMV of Investment C determined to be $4.5 million

Year 3:   FMV of Investment B determined to be $5.0 million and Investment C sold for $5.5 million

Year 4:   FMV of Investment B determined to be $6.0 million

Year 5:   Investment B sold for $4.0 million

The capital gains incentive fee, if any, would be:

Year 1:   None

Year 2:   $0.4 million capital gains incentive fee — 20.0% multiplied by $2.0 million ($2.5 million realized capital gains on Investment A less $0.5 million unrealized capital depreciation on Investment B)

Year 3:   $0.25 million capital gains incentive fee(1) — $0.65 million (20.0% multiplied by $3.25 million ($3.5 million cumulative realized capital gains less $0.25 million unrealized capital depreciation)) less $0.4 million capital gains incentive fee received in Year 2

Year 4:   $0.05 million capital gains incentive fee — $0.7 million ($3.50 million cumulative realized capital gains multiplied by 20.0%) less $0.65 million cumulative capital gains incentive fee paid in Year 2 and Year 3

Year 5:   None — $0.45 million (20.0% multiplied by $2.25 million (cumulative realized capital gains of $3.5 million less realized capital losses of $1.25 million)) less $0.7 million cumulative capital gains incentive fee paid in Year 2, Year 3 and Year 4(2)

*	The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.
(1)	As illustrated in Year 3 of Alternative 1 above, if a portfolio company were to be wound up on a date other than its fiscal year end of any year, it may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if such portfolio company had been wound up on its fiscal year end of such year.
(2)	As noted above, it is possible that the cumulative aggregate capital gains fee received by Stellus Capital Management ($0.70 million) is effectively greater than $0.45 million (20.0% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($2.25 million)).

Payment of Our Expenses

All investment professionals of Stellus Capital Management, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, are provided and paid for by Stellus Capital Management and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation, those relating to:

•	organization and offering;
•	calculating our net asset value (including the cost and expenses of any independent valuation firm);
•	fees and expenses payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments;
•	interest payable on debt, if any, incurred to finance our investments and expenses related to unsuccessful portfolio acquisition efforts;
•	offerings of our common stock and other securities;
•	base management and incentive fees;
•	administration fees and expenses, if any, payable under the administration agreement (including our allocable portion of Stellus Capital Management’s overhead in performing its obligations under the administration agreement, including rent and the allocable portion of the cost of our chief compliance officer, chief financial officer and their respective staffs);
•	transfer agent, dividend agent and custodial fees and expenses;
•	U.S. federal and state registration fees;
•	all costs of registration and listing our shares on any securities exchange;
•	U.S. federal, state and local taxes;
•	independent directors’ fees and expenses;
•	costs of preparing and filing reports or other documents required by the SEC or other regulators;
•	costs of any reports, proxy statements or other notices to stockholders, including printing costs;
•	costs associated with individual or group stockholders;
•	costs and fees associated with any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

•	proxy voting expenses; and
•	all other expenses incurred by us or Stellus Capital Management in connection with administering our business.

Duration and Termination

Unless terminated earlier as described below, the investment advisory agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons.” The investment advisory agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by Stellus Capital Management and may be terminated by either party without penalty upon 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the investment advisory agreement without penalty upon 60 days’ written notice. See “Risk Factors — Risks Relating to our Business and Structure — We are dependent upon key personnel of Stellus Capital Management for our future success. If Stellus Capital Management were to lose any of its key personnel, our ability to achieve our investment objective could be significantly harmed.”

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the investment advisory agreement, Stellus Capital Management and its officers, managers, partners, agents, employees, controlling persons and members, and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Stellus Capital Management’s services under the investment advisory agreement or otherwise as our investment adviser.

Administration Agreement

Under the administration agreement, Stellus Capital Management furnishes us with office facilities and equipment and provides us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Stellus Capital Management also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial and other records that we are required to maintain and preparing reports to our stockholders and reports and other materials filed with the SEC. In addition, Stellus Capital Management assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports and other materials to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the administration agreement, Stellus Capital Management also provides managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance.

Payments under the administration agreement equal an amount based upon our allocable portion (subject to the review of our board of directors) of Stellus Capital Management’s overhead in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. In addition, if requested to provide significant managerial assistance to our portfolio companies, Stellus Capital Management will be paid an additional amount based on the services provided, which shall not exceed the amount we receive from such portfolio companies for providing this assistance. The administration agreement has an initial term of two years and may be renewed with the approval of our board of directors. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that Stellus Capital Management outsources any of its functions, we will pay the fees associated with such functions on a direct basis without any incremental profit to Stellus Capital Management. Stockholder approval is not required to amend the administration agreement.

Indemnification

The administration agreement provides that, absent criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Stellus Capital Management, its affiliates and their respective directors, officers, managers, partners, agents, employees, controlling persons and members, and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Stellus Capital Management’s services under the administration agreement or otherwise as our administrator.

License Agreement

We have entered into a license agreement with Stellus Capital Management under which Stellus Capital Management has agreed to grant us a non-exclusive, royalty-free license to use the name “Stellus Capital.” Under this agreement, we have a right to use the “Stellus Capital” name for so long as Stellus Capital Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Stellus Capital” name. This license agreement will remain in effect for so long as the investment advisory agreement with Stellus Capital Management is in effect.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

Policies and Procedures for Managing Conflicts; Co-investment Opportunities

We have entered into agreements with Stellus Capital Management, in which our senior management and members of Stellus Capital Management’s investment committee have indirect ownership and other financial interests.

Stellus Capital Management also manages, and in the future may manage, other investment funds, accounts or investment vehicles that invest or may invest in assets eligible for purchase by us. For example, Stellus Capital Management is currently seeking to raise capital for a private credit fund that will have an investment strategy that is identical to our investment strategy and, pursuant to sub-advisory arrangements, Stellus Capital Management provides non-discretionary advisory services to the D. E. Shaw group related to a private investment fund and a strategy of a private multi-strategy investment fund to which the D. E. Shaw group serves as investment adviser. Our investment policies, fee arrangements and other circumstances may vary from those of other investment funds, accounts or investment vehicles managed by Stellus Capital Management.

We intend to co-invest with investment funds, accounts and investment vehicles managed by Stellus Capital Management (other than the D. E. Shaw group funds) where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally are only permitted to co-invest with such investment funds, accounts and investment vehicles where the only term that is negotiated is price. However, we and Stellus Capital Management have filed an exemptive application with the SEC to permit greater flexibility to negotiate the terms of co-investments with investment funds, accounts and investment vehicles managed by Stellus Capital Management (other than the D. E. Shaw group funds) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. This exemptive application is still pending, and there can be no assurance that we will receive exemptive relief from the SEC to permit us to co-invest with investment funds, accounts and investment vehicles managed by Stellus Capital Management (other than the D. E. Shaw group funds) where terms other than price are negotiated. When we invest alongside other investment funds, accounts and investment vehicles managed by Stellus Capital Management, prior to receiving exemptive relief, we expect to make such investments consistent with Stellus Capital Management’s allocation policy, which generally requires that each co-investment opportunity be allocated between us and the other investment funds, accounts and investment vehicles managed by Stellus Capital Management pro rata based on each entity’s capital available for investment, as determined by Stellus Capital Management.

Our capital available for investment includes cash on hand and liquidity available under our financing arrangements, including the borrowing capacity under the Credit Facility, existing commitments and reserves if any, the targeted leverage level, targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or as imposed by applicable laws, regulations or interpretations. The capital available for investment for the private credit fund, investment funds, accounts and investment vehicles will generally include uncalled capital commitments, which is the aggregate amount of capital that investors in our private credit fund have committed to furnish us upon our request, as well as cash on hand. In situations where co-investment alongside other investment funds, accounts and investment vehicles managed by Stellus Capital Management, prior to receiving exemptive relief, is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, Stellus Capital Management will need to decide whether we or such other entity or entities will proceed with the investment. Stellus Capital Management will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. Moreover, except in certain circumstances, we are unable to invest in any issuer in which an investment fund, account or investment vehicle managed by Stellus Capital Management has previously invested. See “Risk Factors — Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.”

In addition, our investment portfolio consists of ten assets in eight portfolio companies acquired from the D. E. Shaw group fund to which the D. E. Shaw group serves as investment adviser. Stellus Capital Management provides advisory services with respect to the D. E. Shaw group fund pursuant to a sub-advisory arrangement. However, the D. E. Shaw group fund has retained equity investments in five of those eight portfolio companies. To the extent that our investments in these portfolio companies need to be restructured or that we choose to exit these investments in the future, our ability to do so may be limited if such restructuring or exit also involves an affiliate or the D. E. Shaw group fund therein because such a transaction could be considered a joint transaction prohibited by the 1940 Act in the absence of our receipt of relief from the SEC in connection with such transaction. For example, if the D. E. Shaw group fund were required to approve a restructuring of our investment in one of these portfolio companies in its capacity as an equity holder thereof and the D. E. Shaw group were deemed to be our affiliate, such involvement by the D. E. Shaw group fund in the restructuring transaction may constitute a prohibited joint transaction under the 1940 Act. However, we do not believe that our ability to restructure or exit these investments will be significantly hampered due to the fact that the equity investments retained by the D. E. Shaw group fund are minority equity positions and, as a result, it is unlikely that the D. E. Shaw group fund will be or will be required to be involved in any such restructurings or exits. Moreover, although we are seeking exemptive relief in relation to certain joint transactions with certain investment funds, accounts and investment vehicles affiliated with Stellus Capital Management, we do not expect that such exemptive relief will apply to the D. E. Shaw group funds sub-advised by Stellus Capital Management. See “Risk Factors — Our ability to sell or otherwise exit investments in which affiliates of Stellus Capital Management also have an investment may be restricted.”

Investment Advisory Agreement

We have entered into an investment advisory agreement with Stellus Capital Management. Pursuant to this agreement, we have agreed to pay to Stellus Capital Management a management fee and incentive fee. Messrs. Ladd, D’Angelo and Davis, each an interested member of our board of directors, have a direct or indirect pecuniary interest in Stellus Capital Management. See “Management Agreements.” The incentive fee is computed and paid on income that we may not have yet received in cash at the time of payment. This fee structure may create an incentive for Stellus Capital Management to invest in certain types of speculative securities. Additionally, we rely on investment professionals from Stellus Capital Management to assist our board of directors with the valuation of our portfolio investments. Stellus Capital Management’s management fee and incentive fee is based on the value of our investments and, therefore, there may be a conflict of interest when personnel of Stellus Capital Management are involved in the valuation process for our portfolio investments.

License Agreement

We have entered into a license agreement with Stellus Capital Management pursuant to which Stellus Capital Management has granted us a non-exclusive, royalty-free license to use the name “Stellus Capital.”

Administration Agreement

We have entered into an administration agreement with Stellus Capital Management pursuant to which Stellus Capital Management furnishes us with office facilities and equipment and provides us with the clerical, bookkeeping, recordkeeping and other administrative services necessary to conduct day-to-day operations. Under this administration agreement, Stellus Capital Management performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. The beneficial interests in Stellus Capital Management are indirectly owned by Messrs. Ladd, D’Angelo, Davis, Overbergen and Huskinson. See “Management Agreements.” We reimburse Stellus Capital Management for the allocable portion (subject to the review of our board of directors) of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of July 11, 2013, the beneficial ownership of each director, each executive officer, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC , and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of July 11, 2013 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on 12,066,019 shares of common stock outstanding as of July 11, 2013.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is c/o Stellus Capital Investment Corporation, 4400 Post Oak Parkway, Suite 2200, Houston, Texas 77027.

The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class
Interested Directors
Robert T. Ladd	60,452	*
Dean D’Angelo	50,379	*
Joshua T. Davis	50,379	*
Independent Directors
J. Tim Arnoult	10,615	*
Bruce R. Bilger	7,077	*
Paul Keglevic	1,769	*
William C. Repko	10,000	*
Executive Officers
W. Todd Huskinson	9,483	*
Executive officers and directors as a group	200,154	1.7%
5% Holders
DC Funding SPV 2, L.L.C.(2)	1,943,943	16.1%

*	Less than 1%
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended.
(2)	This information regarding DC Funding SPV 2, L.L.C. is based on information included in the Schedule 13G filed by DC Funding SPV 2 L.L.C. with the SEC on February 14, 2013.

The following table sets forth, as of July 11, 2013, the dollar range of our securities owned by our directors and executive officers.

Name	Dollar Range of Equity Securities Beneficially Owned(1)
Interested Director:
Robert T. Ladd	over $100,000
Dean D’Angelo	over $100,000
Joshua T. Davis	over $100,000
Independent Directors:
J. Tim Arnoult	over $100,000
Bruce R. Bilger	over $100,000
Paul Keglevic	$10,001 — $50,000
William C. Repko	over $100,000
Executive Officers:
W. Todd Huskinson	over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available will be valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors based on the input of our management and audit committee. In addition, our board of directors retains one or more independent valuation firms to review the valuation of each portfolio investment for which a market quotation is not available at least quarterly. We also have adopted SFAS 157 (ASC Topic 820). This accounting statement requires us to assume that the portfolio investment is assumed to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with SFAS 157 (ASC Topic 820), the market in which we can exit portfolio investments with the greatest volume and level activity is considered our principal market.

The valuation process is conducted at the end of each fiscal quarter, with all of our valuations of portfolio companies without market quotations subject to review by one or more independent valuation firm each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

A readily available market value is not expected to exist for most of the investments in our portfolio, and we value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process. The types of factors that our board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the company considers the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations currently assigned. See “Risk Factors — Risks Related to our Investments — Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.”

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of Stellus Capital Management responsible for the portfolio investment;
•	preliminary valuation conclusions are then documented and discussed with our senior management and Stellus Capital Management;
•	the audit committee of our board of directors then reviews these preliminary valuations;
•	at least once quarterly, the valuation for each portfolio investment is reviewed by an independent valuation firm; and

•	the board of directors then discusses valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of Stellus Capital Management, the independent valuation firm and the audit committee.

In following these approaches, the types of factors that are taken into account in fair value pricing investments include, as relevant, but not be limited to:

•	available current market data, including relevant and applicable market trading and transaction comparables;
•	applicable market yields and multiples;
•	security covenants;
•	call protection provisions;
•	information rights;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;
•	comparisons of financial ratios of peer companies that are public;
•	comparable merger and acquisition transactions; and
•	the principal market and enterprise values.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our stockholder distributions, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of such dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have its cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying State Street Bank and Trust Company, the plan administrator and our transfer agent, registrar and distribution disbursing agent, in writing so that such notice is received by the plan administrator no later than five (5) days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than five (5) days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. The plan administrator is authorized to deduct a $15.00 transaction fee plus a brokerage commission from the proceeds of the sale of any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or nominee of their election.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our board of directors. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees are paid by us. If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. However, since a participating stockholder’s cash distributions will be reinvested, such stockholder will not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will generally be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator by filling out the transaction request form located at the bottom of the participant’s statement and sending it to the plan administrator at the address below.

Those stockholders whose shares are held by a broker or other nominee who wish to terminate his or her account under the plan may do so by notifying his or her broker or nominee.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any stockholder distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at Stellus Capital Investment Corporation, c/o State Street Bank and Trust Company, 200 Clarendon Street, JHT1651, Boston, Massachusetts 02145.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as a capital asset (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the partnership’s purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary taxable income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses, or the Annual Distribution Requirement.

Taxation as a RIC

For any taxable year in which we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement;

we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net income or net capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (a) 98% of our net ordinary income for each calendar year, (b) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (c) any income realized, but not distributed, in the preceding year and on which we paid no U.S. federal income tax, or the Excise Tax Avoidance Requirement. For this purpose, however, any net ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify to be regulated as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (which generally are partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income), or the 90% Income Test; and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships, or the Diversification Tests.

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

Any underwriting fees paid by us are not deductible. We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. If we are not able to obtain sufficient cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify as a RIC and become subject to corporate-level U.S. federal income taxes on all of our taxable income without the benefit of the dividends-paid deduction.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order (i) to satisfy the Annual Distribution Requirement and to otherwise eliminate our liability for U.S. federal income and excise taxes and (ii) to satisfy the Diversification Tests. However, under the 1940 Act, we are not permitted to borrow additional funds or to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirement, the Excise Tax Avoidance Requirement or the Diversification Tests may be limited by (a) the illiquid nature of our portfolio and/or (b) other requirements relating to our qualification as a RIC. If we dispose of assets in order to meet the Annual Distribution Requirement, the Excise Tax Avoidance Requirement, or the Diversification Tests, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (b) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (c) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (d) convert lower-taxed long term capital gain into higher-taxed short-term capital gain or ordinary income, (e) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (f) cause us to recognize income or gain without a corresponding receipt of cash, (g) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (h) adversely alter the characterization of certain complex financial transactions and (i) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such capital gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may hold assets that generate such income and provide services that generate such fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. federal corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

If we are unable to qualify for treatment as a RIC, and if certain remedial provisions are not available, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made.

Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividends received deduction with respect to such distributions, and for distributions prior to January 1, 2013, non-corporate stockholders would be able to treat such dividend income as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we will qualify as a RIC and will satisfy the Annual Distribution Requirement.

3.8% Medicare Tax on Investment Income

For taxable years beginning after December 31, 2012, recently enacted legislation is scheduled to impose a 3.8% tax on the “net investment income” of certain individuals, and on the undistributed “net investment income” of certain estates and trusts. Among other items, net investment income generally includes gross income from interest, dividends and net gains from certain property sales, less certain deductions. U.S. stockholders should consult their tax advisors regarding the possible implications of this legislation in their particular circumstances.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and will be eligible for a maximum U.S. federal income tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum U.S. federal income tax rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum U.S. federal income tax rate of 20%) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional shares of common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. U.S. stockholders receiving distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash distributions will receive, and should have a cost basis in the shares received equal to such amount. A U.S. stockholder receiving a distribution in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal its allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their shares of common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (a) whether the Annual Distribution Requirement is satisfied for any year and (b) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain, (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year), including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any non-corporate U.S. stockholder (a) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (b) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Recently enacted legislation generally imposes a 30% U.S. federal withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after December 31, 2013, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, a U.S. stockholder that holds its shares through foreign intermediaries or foreign entities could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a U.S. stockholder might be eligible for refunds or credits of such taxes.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisors.

Under a provision that applies to taxable years beginning before January 1, 2014, properly reported dividends received by a Non-U.S. stockholder generally are exempt from U.S. federal withholding tax when they (a) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (b) are paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). Depending on the circumstances, we may report all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold tax even if we properly report the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts. Although this provision has been subject to previous extensions, we cannot be certain whether this exception will apply for any taxable years beginning after December 31, 2013.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the distribution paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Recently enacted legislation generally imposes a 30% U.S. federal withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after December 31, 2013, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2014. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

An investment in shares by a non-U.S. person may also be subject to U.S. estate tax. Non-U.S. persons should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, U.S. estate tax and state, local and foreign tax consequences of an investment in the shares of our common stock.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and our articles of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our articles of incorporation and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 100,000,000 shares of stock, par value $0.001 per share, all of which are initially designated as common stock. Our common stock is listed on the New York Stock Exchange under the ticker symbol “SCM.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Our fiscal year-end is December 31st. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following presents our outstanding classes of securities as of July 11, 2013.

(1)Title of Class	(2)Amount Authorized	(3)Amount Held by Us or for Our Account	(4)Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	100,000,000	—	12,066,019

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

The 1940 Act requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such distribution or purchase price, as the case may be, and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors are divided into three classes of directors serving staggered three-year terms. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. In either event, in accordance with the requirements of the 1940 Act, any such amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a business development company would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act. The “continuing directors” are defined in our charter as (a) our current directors, (b) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (c) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the board of directors have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, or the Control Share Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the

Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, or the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

We are a business development company under the 1940 Act and intend to elect to be treated as a RIC under the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and may be changed without stockholder approval upon 60 days’ prior written notice to stockholders.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. Under the 1940 Act and the rules thereunder, “eligible portfolio companies” include (1) private domestic operating companies, (2) public domestic operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange) or registered under the Exchange Act, and (3) public domestic operating companies having a market capitalization of less than $250 million. Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board or through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies.
(2)	Securities of any eligible portfolio company which we control.
(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, a business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance. However, when the business development company purchases securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means any arrangement whereby the business development company, through its directors, officers, employees or agents, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Stellus Capital Management will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for U.S. federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Stellus Capital Management will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to our Business and Structure — Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.”

Codes of Ethics

We and Stellus Capital Management have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each such code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with such code’s requirements. You may read and copy our code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to Stellus Capital Management. The Proxy Voting Policies and Procedures of Stellus Capital Management are set out below. The guidelines will be reviewed periodically by Stellus Capital Management and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, Stellus Capital Management has a fiduciary duty to act solely in our best interests. As part of this duty, Stellus Capital Management recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

Stellus Capital Management’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Stellus Capital Management votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. Stellus Capital Management reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases Stellus Capital Management will vote in favor of proposals that Stellus Capital Management believes are likely to increase the value of the portfolio securities we hold. Although Stellus Capital Management will generally vote against proposals that may have a negative effect on our portfolio securities, Stellus Capital Management may vote for such a proposal if there exist compelling long-term reasons to do so.

Stellus Capital Management has established a proxy voting committee and adopted proxy voting guidelines and related procedures. The proxy voting committee establishes proxy voting guidelines and procedures, oversees the internal proxy voting process, and reviews proxy voting issues. To ensure that Stellus Capital Management’s vote is not the product of a conflict of interest, Stellus Capital Management requires that (1) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how Stellus Capital Management intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, Stellus Capital Management will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information about how Stellus Capital Management voted proxies by making a written request for proxy voting information to: Stellus Capital Investment Corporation, Attention: Investor Relations, 4400 Post Oak Parkway, Suite 2200, Houston, TX 77027, or by calling us collect at (310) 235-5900. The SEC also maintains a website at www.sec.gov that contains this information.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of Stellus Capital Management and its affiliates with a legitimate business need for the information. We intend to maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and Stellus Capital Management are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company prohibition on transactions with affiliates to prohibit all “joint transactions” between entities that share a common investment adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, we only expect to co-invest on a concurrent basis with investment funds, accounts or investment vehicles managed by Stellus Capital Management when each of us and such investment fund, account or investment vehicle will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. If opportunities arise that would otherwise be appropriate for us and for an investment fund, account or investment vehicle managed by Stellus Capital Management to invest in different securities of the same issuer, Stellus Capital Management will need to decide which fund will proceed with the investment. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which an investment fund, account or investment vehicle managed by Stellus Capital Management has previously invested.

We and Stellus Capital Management have filed for exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with investment funds, accounts and investment vehicles managed by Stellus Capital Management (other than the D. E. Shaw group funds) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and investment funds, accounts and investment vehicles managed by Stellus Capital Management (other than the D. E. Shaw group funds) may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our application for exemptive relief is seeking an exemptive order permitting us to invest with investment funds, accounts and investment vehicles managed by Stellus Capital Management (other than the D. E. Shaw group funds) in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. We expect that such exemptive relief permitting co-investments, if granted, would not require review and approval of each co-investment by our independent directors. This exemptive application is still pending, and there can be no assurance if and when the SEC would grant such relief.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that act.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering,      shares of our common stock will be outstanding, assuming no exercise of the underwriters’ over-allotment option. Of these shares,      shares will be freely tradable without restriction or limitation under the Securities Act. The remaining      shares may be deemed “restricted securities” as that term is defined under Rule 144 under the Securities Act. Restricted securities may be sold in the public market only if registered or if they qualify for an exemption from registration under the Securities Act or may be sold pursuant to the safe harbors found in Rule 144 under the Securities Act, which are summarized below.

In general, a person who has beneficially owned “restricted” shares of our common stock for at least six months would be entitled to sell their securities provided that (a) such person is not deemed to have been one of our affiliates at the time of, or at any time during the 90 days preceding, a sale and (b) we are subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale. Persons who have beneficially owned “restricted” shares of our common stock for at least six months but who are our affiliates at the time of, or any time during the 90 days preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of either of the following:

•	1% of the total number of securities then outstanding; or
•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales by affiliates under Rule 144 also are subject to certain manners of sale provisions, notice requirements and the availability of current public information about us. We can give no assurance as to (a) the likelihood that an active market for our common stock will develop, (b) the liquidity of any such market, (c) the ability of our stockholders to sell our securities or (d) the prices that stockholders may obtain for any of our securities. We can make no prediction as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. See “Risk Factors — Risks Relating to this Offering.”

Lock-up Agreements

We, our executive officers, and directors will enter into lock-up agreements with the underwriters. Under these agreements, subject to certain exceptions, we and each of these persons will agree not to, without the prior written approval of the representatives, offer, sell, offer to sell, contract or agree to sell, hypothecate, hedge, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of our common stock or any securities convertible into or exercisable or exchangeable for our common stock. These restrictions will be in effect for a period of 90 days after the date of this prospectus. At any time and without public notice, the representatives may in their sole discretion release some or all of the securities from these lock-up agreements.

Registration Rights

We have granted the D. E. Shaw group fund certain registration rights pursuant to which we have agreed to prepare and file with the SEC a registration statement on Form N-2 pursuant to Rule 415 to register the resale of the shares of our common stock we issued to it in connection with our purchase of the initial portfolio. Specifically, we have agreed to use our commercially reasonable efforts to file with the SEC promptly after a request by the D. E. Shaw group fund to file such a registration statement with the SEC. We have also agreed to use our commercially reasonable efforts to cause such a registration statement to be declared effective by the SEC within 90 days of the initial filing thereof with the SEC. The D. E. Shaw group fund may only exercise these registration rights, with limited exceptions, only on two occasions.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by State Street Bank and Trust Company pursuant to a custody agreement. State Street Bank and Trust Company will also serve as our transfer agent, distribution paying agent and registrar. The principal business address of State Street Bank and Trust Company is 225 Franklin Street, Boston, Massachusetts 02110.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, Stellus Capital Management will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Stellus Capital Management does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. Stellus Capital Management generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, Stellus Capital Management may select a broker based upon brokerage or research services provided to Stellus Capital Management and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if Stellus Capital Management determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

We are offering the shares of our common stock described in this prospectus through the underwriters named below.      is acting as the representative of the underwriters and joint book-running managers of this offering. Subject to the terms and conditions contained in an underwriting agreement among us and the underwriters named below, each of the underwriters have severally agreed to purchase the number of shares of common stock listed next to its name in the following table.

Underwriters	Number of Shares

Total

The underwriting agreement provides that the underwriters must buy all of the shares if they buy any of them. However, the underwriters are not required to take or pay for the shares covered by the underwriters’ over-allotment option described below.

Our common stock is offered subject to a number of conditions, including:

•	receipt and acceptance of our common stock by the underwriters; and
•	the underwriters’ right to reject orders in whole or in part.

We have been advised by the representatives that the underwriters expect to make a market in our common stock but that they are not obligated to do so and may discontinue making a market at any time without notice.

In connection with this offering, certain of the underwriters or securities dealers may distribute prospectuses electronically.

The principal business addresses of the underwriters are     .

Over-allotment Option

We have granted the underwriters an option to buy up to an aggregate of      additional shares of our common stock at the public offering price less the underwriting discount. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with this offering. The underwriters will have 30 days from the date of our final prospectus to exercise this option. If the underwriters exercise this option, they will each purchase additional shares approximately in proportion to the amounts specified in the table above.

Commissions and Discounts

Shares sold by the underwriters to the public will initially be offered at the initial offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $     per share from the public offering price. Any underwriter may allow, and such dealers may re-allow, a concession not in excess of $     per share to other underwriters or to certain dealers. Sales of shares made outside of the U.S. may be made by affiliates of the underwriters. If all the shares are not sold at the initial public offering price, the representatives may change the offering price and the other selling terms.

The following table shows the public offering price and underwriting discounts. The information assumes either no exercise or full exercise by the underwriters of the over-allotment option.

	Per Share	Without Option	With Option
Public Offering Price	$	$	$
Sales load (underwriting discount and commission) payable by us	$	$	$

We and Stellus Capital Management have agreed to indemnify the underwriters against certain liabilities, including certain liabilities under the Securities Act, or contribute to payments the underwriters may be required to make in respect of those liabilities.

No Sales of Similar Securities

We, our executive officers, and directors will enter into lock-up agreements with the underwriters. Under these agreements, subject to certain exceptions, we and each of these persons will agree not to, without the prior written approval of the representatives, offer, sell, offer to sell, contract or agree to sell, hypothecate, hedge, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any of our common stock or any securities convertible into or exercisable or exchangeable for our common stock. These restrictions will be in effect for a period of 90 days after the date of the final prospectus relating to this offering. At any time and without public notice, the representatives may in their sole discretion release some or all of the securities from these lock-up agreements.

New York Stock Exchange Listing

Our common stock is listed on the NYSE under the symbol “SCM.”

Price Stabilization; Short Positions

In connection with this offering, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of our common stock, including:

•	stabilizing transactions;
•	short sales;
•	purchases to cover positions created by short sales;
•	imposition of penalty bids; and
•	syndicate covering transactions.

Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. These transactions may also include making short sales of our common stock, which involve the sale by the underwriters of a greater number of shares of common stock than they are required to purchase in this offering and purchasing shares of common stock on the open market to cover positions created by short sales. Short sales may be “covered short sales,” which are short positions in an amount not greater than the underwriters’ over-allotment option referred to above, or may be “naked short sales,” which are short positions in excess of that amount.

The underwriters may close out any covered short position by either exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.

Naked short sales are in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchased in this offering.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of that underwriter in stabilizing or short covering transactions.

As a result of these activities, the price of our common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. The underwriters may carry out these transactions on the NYSE, in the over-the-counter market or otherwise.

Affiliations

The underwriters and their affiliates may from time to time in the future engage in transactions with us and perform services for us in the ordinary course of their business.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLC, Washington, DC 20004. Sutherland Asbill & Brennan LLC also represents Stellus Capital Management and certain of its affiliates. Certain legal matters in connection with the offering will be passed upon for the underwriters by             .

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements, financial highlights and senior securities table of Stellus Capital Investment Corporation included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the report of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in giving said reports. Grant Thornton LLP’s principal business address is 175 W. Jackson Blvd., 20th Floor, Chicago, Illinois, 60604.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We also file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

We maintain a website at www.stelluscapital.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 4400 Post Oak Parkway, Suite 2200, Houston, TX 77027, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

STELLUS CAPITAL INVESTMENT CORPORATION

STATEMENT OF ASSETS AND LIABILITIES

	March 31, 2013 (Unaudited)	December 31, 2012
ASSETS
Non-controlled, non-affiliated investments, at fair value (amortized cost of $202,738,440 and $195,455,671, respectively)	$203,905,313	$195,451,256
Cash and cash equivalents	35,045,836	62,131,686
Interest receivable	3,469,474	2,573,831
Prepaid loan structure fees	1,823,668	1,947,820
Prepaid expenses	344,407	438,384
Total Assets	$244,588,698	$262,542,977
LIABILITIES
Payable for investments purchased	$9,800,000	$4,750,000
Credit facility payable	35,000,000	38,000,000
Short-term loan	21,999,800	45,000,943
Base management fees payable	884,003	527,034
Incentive fees payable	683,140	—
Accrued offering costs	—	147,123
Interest payable	167,432	66,477
Other accrued expenses and liabilities	553,451	205,445
Total Liabilities	69,087,826	88,697,022
Net Assets	$175,500,872	$173,845,955
NET ASSETS
Common Stock, par value $0.001 per share (100,000,000 shares authorized, 12,050,272 and 12,035,023 shares issued and outstanding, respectively)	$12,050	$12,035
Paid-in capital	174,929,530	174,714,838
Accumulated undistributed net realized gain	902,922	—
Distributions in excess of net investment income	(1,279,512)	(874,986)
Unrealized appreciation (depreciation) on investments and cash equivalents	935,882	(5,932)
Net Assets	$175,500,872	$173,845,955
Total Liabilities and Net Assets	$244,588,698	$262,542,977
Net Asset Value Per Share	$14.56	$14.45

See Notes to Unaudited Consolidated Financial Statements.

STELLUS CAPITAL INVESTMENT CORPORATION

STATEMENT OF OPERATIONS (unaudited)

For the three months ended March 31, 2013
INVESTMENT INCOME
Interest income and fees	$6,446,440
Total Investment Income	6,446,440
OPERATING EXPENSES
Management fees	$884,003
Valuation fees	90,000
Incentive fees	683,140
Administrative services expenses	171,041
Professional fees	115,946
Directors' fees	89,000
Insurance expense	116,970
Interest expense and other fees	566,540
Other general and administrative expenses	42,418
Total Operating Expenses	$2,759,058
Net Investment Income	$3,687,382
Net Realized Gain on Investments and Cash Equivalents	$902,922
Net Change in Unrealized Appreciation on Investments and Cash Equivalents	$941,814
Net Increase in Net Assets Resulting from Operations	$5,532,118
Net Investment Income Per Share	$0.31
Net Increase in Net Assets Resulting from Operations Per Share	$0.46
Weighted Average Shares of Common Stock Outstanding	12,035,531

See Notes to Unaudited Consolidated Financial Statements.

STELLUS CAPITAL INVESTMENT CORPORATION

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

For the three months ended March 31, 2013
Increase in Net Assets Resulting from Operations
Net investment income	$3,687,382
Net realized gain on investments and cash equivalents	902,922
Net change in unrealized appreciation on investments and cash equivalents	941,814
Net Increase in Net Assets Resulting from Operations	$5,532,118
Stockholder distributions
Distributions from net investment income	$(4,091,908)
Capital share transactions
Issuance of common stock	$214,707
Net increase in net assets resulting from capital share transactions	$214,707
Total increase in net assets	1,654,917
Net assets at beginning of period	173,845,955
Net assets at end of period	$175,500,872

See Notes to Unaudited Consolidated Financial Statements.

STELLUS CAPITAL INVESTMENT CORPORATION

STATEMENT OF CASH FLOWS (unaudited)

For the three months ended March 31, 2013
Cash flows from operating activities
Net increase in net assets resulting from operations	$5,532,118
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(31,486,000)
Proceeds from sales and repayments of investments	25,227,431
Net change in unrealized appreciation on long-term investments	(940,288)
Increase in investments due to PIK	(265,426)
Accretion of discount	(84,027)
Net realized gain on investments	(905,747)
Changes in other assets and liabilities
Increase in interest receivable	(895,643)
Decrease in prepaid expenses and fees	218,129
Increase in payable for investments purchased	5,050,000
Increase in management fees payable	356,969
Increase in incentive fees payable	683,140
Increase in interest payable	100,955
Increase in other accrued expenses and liabilities	348,006
Net cash provided by operating activities	$2,939,617
Cash flows from financing activities
Offering costs paid	(147,123)
Stockholder distributions paid	(3,877,201)
Borrowings under credit facility	(3,000,000)
Borrowings under short-term loan	(23,001,143)
Net cash used in financing activities	(30,025,467)
Net decrease in cash and cash equivalents	(27,085,850)
Cash and cash equivalents balance at beginning of period	62,131,686
Cash and cash equivalents balance at end of period	$35,045,836
Non-cash items
Common Stock issued in connection with dividend reinvestments	$214,707

See Notes to Unaudited Consolidated Financial Statements.

STELLUS CAPITAL INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (unaudited)
MARCH 31, 2013

Investments	Headquarters/Industry	Principal Amount/Shares	Amortized Cost	Fair Value(1)	% of Net Assets
Non-controlled, non-affiliated investments
Aderant North America, Inc.
Term Loan-Second Lien, L + 8.75%, LIBOR floor 1.25%, due 6/20/2019	Atlanta, GA/Services: Business	$1,500,000	$1,478,165	$1,530,000	0.87%
Ascend Learning, Inc.
Term Loan-Second Lien, Euro + 10.00%, Euro floor 1.50%, due 12/6/2017	Burlington, MA/ High Tech Industries	$10,000,000	10,000,000	10,043,800	5.72%
ATX Networks
Term Loan-Unsecured, 12.00% cash, 2.00% PIK, due 5/12/2016(2)(3)	West Ajax, Ontario/ High Tech Industries	$20,885,811	20,885,811	20,885,811	11.90%
Baja Broadband, LLC
Term Loan-Second Lien, L + 11.00%, LIBOR floor 1.50%, due 12/20/2017	Fort Mill, SC/Media: Broadcasting & Subscription	$15,000,000	15,000,000	15,231,000	8.68%
Binder and Binder
Term Loan-Unsecured, 13.00% cash, 2.00% PIK, due 2/27/2016(2)	Hauppauge, New York/ Services: Business	$13,000,000	13,000,000	13,000,000	7.41%
Blackhawk Mining, LLC
Term Loan-First Lien, 12.50%, due 10/9/2016	Lexington, KY/ Metals & Mining	$5,000,000	4,555,089	4,555,089	2.60%
Common Shares, Class B(4)		36 shares	214,286	214,286	0.12%
Total			4,769,375	4,769,375	2.72%
Eating Recovery Center, LLC
Mezzanine Term Loan-Unsecured, 12.00% cash, 1.00% PIK, due 6/28/2018(2)	Denver, CO/Healthcare & Pharmaceuticals	$18,400,000	18,042,801	18,042,801	10.28%
Common Shares, Series A(4)		86,667 shares	1,500,000	1,500,000	0.86%
Total			19,542,801	19,542,801	11.14%
Grupo HIMA San Pablo, Inc.
Term Loan-First Lien, L + 7.00%, LIBOR floor 1.50%, due 1/30/2018	San Juan, PR/Healthcare & Pharmaceuticals	$5,000,000	4,902,723	4,902,723	2.79%
Term Loan-Second Lien, 13.75%, due 7/30/2018		$4,000,000	3,804,212	3,804,212	2.17%
Total			8,706,935	8,706,935	4.96%
Holley Performance Products
Term Loan-First Lien, Prime + 6.00%, Prime floor 3.50%, due 11/30/2017	Bowling Green, KY/ Automotive	$12,500,000	12,351,708	12,351,708	7.04%
Refac Optical Group
Term A Loan-First Lien, L + 7.50%, due 3/23/2016	Blackwood, NJ/ Retail	$3,705,477	3,705,477	3,705,477	2.11%
Term B Loan-First Lien, L + 10.25%, 1.75% PIK, due 3/23/2016(2)		$6,110,459	6,110,459	6,110,459	3.48%
Total			9,815,936	9,815,936	5.59%
Securus Technologies Holdings
Term Loan-Second Lien, Euro + 9.00%, Euro floor 1.75%, due 5/31/2018	Dallas, TX/ Telecommunications	$12,000,000	12,115,584	12,360,000	7.04%
Snowman Holdings, LLC
Term Loan-Unsecured, 11.00% cash, 2.00% PIK, due 1/11/2017(2)	Lebanon, IN/ Transportation: Cargo	$9,016,300	9,016,300	9,016,300	5.14%

See Notes to Unaudited Consolidated Financial Statements.

Investments	Headquarters/Industry	Principal Amount/Shares	Amortized Cost	Fair Value(1)	% of Net Assets
SourceHOV, LLC
Term Loan-Second Lien, Euro + 9.25%, Euro floor 1.25%, due 4/29/2018(6)	Dallas, TX/Services: Business	$10,000,000	$9,800,000	$9,800,000	5.58%
SPM Capital, LLC
Term Loan-First Lien, Euro + 5.50%, Euro floor 1.50%, due 10/31/2017	Stamford, CT/Healthcare & Pharmaceuticals	$7,462,500	7,320,996	7,462,500	4.25%
Sportsmans Warehouse Holdings, Inc.
Term Loan-First Lien, L + 7.00%, LIBOR floor 1.50%, due 11/13/2018	Midvale, UT/Retail	$9,975,000	9,880,446	9,975,000	5.68%
Studer Group, LLC (The)
Term Loan-Unsecured, 12.00% cash, 2.00% PIK, due 3/29/2017(2)	Gulf Breeze, FL/Services: Business	$16,724,929	16,724,929	16,724,929	9.53%
Transaction Network Services, Inc.
Term Loan-Second Lien, Euro + 8.00%, Euro floor 1.00%, due 8/14/2020	Reston, VA/Services: Business	$3,000,000	2,955,536	2,955,536	1.68%
Varel International Energy Funding Corp.
Term Loan-First Lien, L + 7.75%, LIBOR floor 1.50%, due 7/17/2017	Dallas, TX/Energy: Oil & Gas	$9,925,000	9,733,611	9,733,682	5.55%
Woodstream Group, Inc.
Subordinated Debt-Unsecured, 11.00%, due 2/28/2017	Lititz, PA/Consumer Goods: Non-Durable	$862,279	834,658	862,279	0.49%
Woodstream Corp.
Senior Subordinated Note-Unsecured, 11.00%, due 2/28/2017	Lititz, PA/Consumer Goods: Non-Durable	$9,137,721	8,805,649	9,137,721	5.21%
Total Non-controlled, non-affiliated investments			$202,738,440	$203,905,313	116.18%
LIABILITIES IN EXCESS OF OTHER ASSETS				(28,404,441)	(16.18)%
NET ASSETS				$175,500,872	100.00%

(1)	See Note 1 of the Notes to Financial Statements for a discussion of the methodologies used to value securities in the portfolio.
(2)	Represents a payment-in-kind security which pays a portion of interest in additional par.
(3)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended.
(4)	Security is non-income producing.
(5)	This investment also includes an undrawn revolving loan commitment in an amount not to exceed $2,000,000, an interest rate of LIBOR plus 7.5%, and a maturity of March 23, 2016. This investment is accruing an unused fee of 0.50%.
(6)	The loan settled after March 31, 2013.

Abbreviation Legend
PIK — Payment-In-Kind

See Notes to Unaudited Consolidated Financial Statements.

STELLUS CAPITAL INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2012

Investments	Headquarters/Industry	Principal Amount/Shares	Amortized Cost	Fair Value(1)	% of Net Assets
Non-controlled, non-affiliated investments
Aderant North America Inc.
Term Loan-Second Lien, Prime + 7.75%, due 6/20/2019	Atlanta, GA/Services: Business	$1,500,000	$1,477,622	$1,477,622	0.85%
Ascend Learning, Inc.
Term Loan-Second Lien, Euro floor + 10.00%, Euro 1.50%, due 12/6/2017	Burlington, MA/High Tech Industries	$10,000,000	10,000,000	10,000,000	5.75%
ATX Networks
Term Loan-Unsecured, 12.00% cash, 2.00% PIK, due 5/12/2016(2)(3)	West Ajax, Ontario/High Tech Industries	$20,778,456	20,778,456	20,778,456	11.95%
Baja Broadband, LLC
Term Loan-Second Lien, L + 11.00%, LIBOR 1.50%, due 12/20/2017	Fort Mill, SC/Media: Broadcasting & Subscription	$15,000,000	15,000,000	15,000,000	8.63%
Binder and Binder
Senior Subordinated Note-Unsecured, 13.00% cash, 2.00% PIK, due 2/27/2016(2)	Hauppauge, New York/Services: Business	$13,000,000	13,000,000	13,000,000	7.48%
Blackhawk Mining, LLC
Term Loan-First Lien, 12.50%, due 10/9/2016(6)	Lexington, KY/Metals & Mining	$5,000,000	4,535,714	4,535,714	2.61%
Common Shares, Class B(4)(5)		36 shares	214,286	214,286	0.12%
Total			4,750,000	4,750,000	2.73%
Eating Recovery Center, LLC
Mezzanine Term Loan-Unsecured, 12.00% cash, 1.00% PIK, due 6/28/2018(2)	Denver, CO/Healthcare & Pharmaceuticals	$18,400,000	18,032,633	18,032,633	10.37%
Common Shares, Series A(4)		86,667 shares	1,500,000	1,500,000	0.86%
Total			19,532,633	19,532,633	11.23%
Holley Performance Products
Term Loan-First Lien, Prime + 6.00%, Prime 3.50%, due 11/30/2017	Bowling Green, KY/Automotive	$12,500,000	12,345,646	12,345,646	7.10%
Refac Optical Group
Term A Loan-First Lien, L + 7.50%, LIBOR 0.2077%, due 3/23/2016	Blackwood, NJ/Retail	$3,780,408	3,780,408	3,780,408	2.18%
Term B Loan-First Lien, L + 8.50%, LIBOR 0.2077%, 1.75% PIK, due 3/23/2016(2)		$6,098,781	6,098,781	6,098,781	3.51%
Total			9,879,189	9,879,189	5.69%
Securus Technologies Holdings
Term Loan-Second Lien, Euro + 9.00%, Euro 1.75%, due 6/1/2018	Dallas, TX/ Telecommunications	$12,000,000	12,119,671	12,120,000	6.97%
Snowman Holdings, LLC
Term Loan-Unsecured, 11.00% cash, 2.00% PIK, due 1/11/2017(2)	Lebanon, IN/ Transportation: Cargo	$8,969,955	8,969,955	8,969,955	5.16%
SPM Capital, LLC
Term Loan-First Lien, Euro + 5.50%, Euro 1.50%, due 10/31/2017	Stamford, CT/Healthcare & Pharmaceuticals	$7,500,000	7,351,604	7,351,604	4.23%

See Notes to Unaudited Consolidated Financial Statements.

Investments	Headquarters/Industry	Principal Amount/Shares	Amortized Cost	Fair Value(1)	% of Net Assets
Sportsmans Warehouse Holdings, Inc.
Term Loan-First Lien, L + 7.00%, LIBOR 1.50%, due 11/13/2018	Midvale, UT/Retail	$10,000,000	9,902,063	9,902,062	5.70%
Studer Group, LLC (The)
Term Loan-Unsecured, 12.00% cash, 2.00% PIK, due 3/29/2017(2)	Gulf Breeze, FL/Services: Business	$16,639,880	$16,639,880	$16,639,880	9.57%
Woodstream Group, Inc.
Subordinated Debt-Unsecured, 12.00%, due 2/27/2015	Lititz, PA/Consumer Goods: Non-Durable	$3,017,977	2,910,987	2,906,244	1.67%
Woodstream Corp.
Senior Subordinated Note-Unsecured, 12.00%, due 2/27/2015	Lititz, PA/Consumer Goods: Non-Durable	31,982,023	30,797,965	30,797,965	17.72%
Total Non-controlled, non-affiliated investments			$195,455,671	$195,451,256	112.43%
LIABILITIES IN EXCESS OF OTHER ASSETS				(21,605,301)	(12.43)%
NET ASSETS				$173,845,955	100.00%

(1)	See Note 1 of the Notes to Financial Statements for a discussion of the methodologies used to value securities in the portfolio.
(2)	Represents a payment-in-kind security which pays a portion of interest in additional par.
(3)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended.
(4)	Security is non-income producing.
(5)	Common shares position settled after December 31, 2012.
(6)	The loan settled after December 31, 2012.
(7)	This instrument also includes an undrawn revolving loan commitment in an amount not to exceed $2,000,000, an interest rate of Libor plus 7.5%, and a maturity of March 23, 2016. This investment is accruing an unused fee of 0.50% per annum.

Abbreviation Legend
PIK — Payment-In-Kind

See Notes to Unaudited Consolidated Financial Statements.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2013 (Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Stellus Capital Investment Corporation (the “Company”) was formed as a Maryland corporation on May 18, 2012 (“Inception”) and is an externally managed, closed-end, non-diversified management investment company. The Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”) and as a regulated investment company (“RIC”) for U.S. federal income tax purposes. The Company’s investment activities are managed by Stellus Capital Management, LLC (“Stellus Capital” or the “Advisor”).

On November 7, 2012, the Company priced its initial public offering (the “Offering”), at a price of $15.00 per share. Through its initial public offering the Company sold 9,200,000 shares (including 1,200,000 shares through the underwriters’ exercise of the overallotment option) for gross proceeds of $138,000,000. As of March 31, 2013 the Company has raised $180,409,145 including (i) $500,010 of seed capital contributed by Stellus Capital, (ii) $12,749,990 in a private placement to certain purchasers, including persons and entities associated with Stellus Capital, and (iii) $29,159,145 in connection with the acquisition of the Company’s initial portfolio. The Company’s shares are currently listed on the New York Stock Exchange under the symbol “SCM”.

Immediately prior to the pricing of the Offering the Company acquired its initial portfolio of assets for $165,235,169 in cash and $29,159,145 in shares of the Company’s common stock, or $194,394,314 in total. The cash portion of the acquisition of the initial portfolio was financed by (i) borrowing $152,485,179 under a credit facility (“Bridge Facility”) with Sun Trust and (ii) using the $12,749,990 of proceeds received in connection with the private placement. The Bridge Facility had a maturity date of not more than 7 days after the pricing date of the Offering. Borrowings under the Bridge Facility bore interest at the highest of (i) a prime rate, (ii) the Federal Funds Rate plus 0.50% and (iii) Libor plus 1.00%. The Company used the net proceeds from the Offering together with borrowings under the Company’s Credit Facility (see Note 9) to repay in full the outstanding indebtedness under the Bridge Facility, at which point the Bridge Facility terminated.

The Company’s investment objective is to achieve a consistent payment of cash dividends and to maximize capital appreciation. The Company seeks to achieve its investment objective by originating and investing primarily in private U.S. middle-market companies (typically those with $5.0 million to $50.0 million of EBITDA (earnings before interest, taxes, depreciation and amortization)) through first lien, second lien, unitranche and mezzanine debt financing, with corresponding equity co-investments. It sources investments primarily through the extensive network of relationships that the principals of its investment adviser have developed with financial sponsor firms, financial institutions, middle-market companies, management teams and other professional intermediaries.

Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

In accordance with Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments.

The accounting records of the Company are maintained in U.S. dollars.

Portfolio Investment Classification

The Company classifies its portfolio investments with the requirements of the 1940 Act, (a) “Control Investments” are defined as investments in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation, (b) “Affiliate Investments” are defined

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2013 (Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

as investments in which the Company owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation, and (c) “Non-controlled, non-affiliate investments” are defined as investments that are neither Control Investments or Affiliate Investments.

Cash and Cash Equivalents

At March 31, 2013, cash balances totaling $9,796,055 exceeded FDIC insurance protection levels, subjecting the Company to risk related to the uninsured balance. All of the Company’s cash deposits are held at large established high credit quality financial institutions and management believes that risk of loss associated with any uninsured balances is remote.

Cash consists of bank demand deposits. We deem certain U.S. Treasury Bills and other high-quality, short-term debt securities as cash equivalents. At the end of each fiscal quarter, we may take proactive steps to preserve investment flexibility for the next quarter by investing in cash equivalents, which are dependent upon the composition of our total assets at quarter end. We may accomplish this in several ways, including purchasing U.S. Treasury Bills and closing out positions after quarter-end, temporarily drawing down on the Credit Facility (see footnote 9). On March 31, 2013 we held $25,000,000 of U.S. Treasury Bills with a 15 day maturity purchased using $3,000,000 in margin cash and the proceeds from a $22,000,000 short term loan from Raymond James. The loan had an effective annual interest rate of approximately 1%. On April 1, 2013, we sold the remaining Treasury Bills, repaid the remainder of the loan from Raymond James and received back the $3 million margin payment (net of fees and expenses of $2,561).

On December 31, 2012, we held $50,000,000 of U.S. Treasury Bills with a 30 day maturity purchased using $5,000,000 in cash and the proceeds from a $45,000,000 short term loan from Raymond James. The loan had an effective annual interest rate of approximately 1%. On January 2, 2013, we sold the Treasury Bills, repaid the $45,000,000 loan from Raymond James and received back the $5,000,000 margin payment (net of fees and expenses of $8,943).

Use of Estimates

The preparation of the statement of assets and liabilities in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Investments

As a business development company, the Company will generally invest in illiquid loans and securities including debt and equity securities of middle-market companies. Under procedures established by the board of directors, the Company intends to value investments for which market quotations are readily available at such market quotations. The Company will obtain these market values from an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). Debt and equity securities that are not publicly traded or whose market prices are not readily available will be valued at fair value as determined in good faith by our board of directors. Such determination of fair values may involve subjective judgments and estimates, although the Company will also engage independent valuation providers to review the valuation of each portfolio investment that does not have a readily available market quotation at least once quarterly. Investments purchased within 60 days of quarter-end may be valued at cost plus accreted discount, or minus amortized premium, which approximates value. With respect to unquoted securities, our board of directors, together with our independent valuation advisors, will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. When an external event such as a purchase transaction, public offering or subsequent equity sale

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2013 (Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

occurs, the board will use the pricing indicated by the external event to corroborate and/or assist us in our valuation. Because the Company expects that there will not be a readily available market for many of the investments in our portfolio, the Company expects to value most of our portfolio investments at fair value as determined in good faith by the board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

In following these approaches, the types of factors that will be taken into account in fair value pricing investments will include, as relevant, but not be limited to:

•	available current market data, including relevant and applicable market trading and transaction comparables;
•	applicable market yields and multiples;
•	security covenants;
•	call protection provisions;
•	information rights;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;
•	comparisons of financial ratios of peer companies that are public;
•	comparable merger and acquisition transactions; and
•	the principal market and enterprise values.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Revenue Recognition

We record interest income on an accrual basis to the extent such interest is deemed collectible. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we do not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We will not accrue interest on loans and debt securities if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount and market discount or premium are capitalized, and we then accrete or amortize such amounts using the effective interest method as interest income. Upon the prepayment of a loan or debt security, any unamortized loan origination fee is recorded as interest income. We record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, will be recognized on the ex-dividend date.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation reflects the change in portfolio

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2013 (Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Payment-in-Kind Interest

We have investments in our portfolio that contain a PIK interest provision. Any PIK interest is added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a RIC, substantially all of this income must be paid out to stockholders in the form of dividends, even if we have not collected any cash.

Investment Transaction Costs

Costs that are material associated with an investment transaction, including legal expenses, are included in the cost basis of purchases and deducted from the proceeds of sales unless such costs are reimbursed by the borrower.

Payable for Unsettled Securities Transaction

The Company records all investments on a trade date basis. Payable for unsettled securities transaction relates to the purchase of the SourceHOV, LLC term loan that was unsettled at March 31, 2013, and settled subsequent to period-end.

U.S. Federal Income Taxes

The Company intends to elect to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, and to operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the Company represents obligations of the Company’s investors and will not be reflected in the financial statements of the Company.

As of March 31, 2013 the Company had $685,572 of undistributed ordinary income and capital gains. The character of SCIC’s distributions is determined annually, based upon its taxable income for the full year and based upon distributions made for the full year. A determination of the character of distributions made on an interim basis may not be representative of the final determination based upon taxable income computed for the full year.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the applicable period. Although the Company files federal and state tax returns, its major tax jurisdiction is federal. The 2012 federal tax year for the Company remains subject to examination by the Internal Revenue Service.

As of March 31, 2013, the Company had not recorded a liability for any unrecognized tax positions. Management’s evaluation of uncertain tax positions may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. The Company’s policy is to include interest and penalties related to income taxes, if applicable, in general and administrative expenses. There were no such expenses for the three months ended March 31, 2013.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2013 (Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Earnings per Share

Basic per share calculations are computed utilizing the weighted average number of shares of common stock outstanding for the period. The Company has no unvested shares as of March 31, 2013. As a result, there is no difference between diluted earnings per share and basic per share amounts.

Recently Issued Accounting Standards

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (“FASB”) or other standards setting bodies that are adopted by the Company as of the specified effective date. The Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial statements upon adoption.

NOTE 2 — RELATED PARTY ARRANGEMENTS

Investment Advisory Agreement

The Company entered into an investment advisory agreement with Stellus Capital. Pursuant to this agreement, the Company has agreed to pay to Stellus Capital a base annual fee of 1.75% of gross assets, including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents, and an annual incentive fee consisting of two parts. The first part of the annual incentive fee, which is calculated and payable quarterly in arrears, equals 20.0% of the “pre-incentive fee net investment income” (as defined in the agreement) for the immediately preceding quarter, subject to a hurdle rate of 2.0% per quarter (8.0% annualized), and is subject to a “catch-up” feature.

The second part of the annual incentive fee is calculated and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory agreement, as of the termination date) and equals 20.0% of the aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. The incentive fee is subject to a total return requirement of 20%. The net pre-incentive fee investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee.

For the three months ended March 31, 2013, the Company incurred base management fees payable to the Advisor of $884,003.

For the three months ended March 31, 2013, the Company incurred $315,379 of incentive fees related to pre-incentive fee net investment income. As of March 31, 2013, $299,861 of such incentive fees are currently payable to the Advisor, as $15,518 of pre-incentive fee net investment income incentive fees incurred by the Company were generated from deferred interest (i.e. PIK and certain discount accretion) and are not payable until such amounts are received in cash.

The second part of the incentive fee (the capital gains incentive fee) is calculated and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory agreement, as of the termination date). The capital gains incentive fee consists of fees related to both realized gains and unrealized gains (described in more detail below). The total capital gains incentive fee payable to the Company’s Advisor under the investment management agreement as of March 31, 2013 and December 31, 2012 was $367,761 and $0, respectively. The capital gains incentive fee related to realized gains payable to the Company’s Advisor under the investment management agreement as of March 31, 2013 and December 31, 2012 was $180,584 and $0, respectively.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2013 (Unaudited)

NOTE 2 — RELATED PARTY ARRANGEMENTS  – (continued)

With respect to the incentive fee related to unrealized gains, GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment management agreement. For accounting purposes in accordance with GAAP only, in order to reflect the potential capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, the Company’s accrual for capital gains incentive fees includes an amount related to unrealized capital appreciation of $187,176 and $0 as of March 31, 2013 and December 31, 2012, respectively. There can be no assurance that such unrealized capital appreciation will be realized in the future. Accordingly, such fee, as calculated and accrued would not necessarily be payable under the investment management agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods.

For the years ending December 31, 2012 and December 31, 2013, the Advisor has agreed to waive its incentive fee to the extent required to support an annualized dividend yield of 9.0% (to be paid on a quarterly basis) based on the price per share of our common stock in connection with the Offering.

As of March 31, 2013 and December 31, 2012, the Company was not due any amount from Stellus Capital for reimbursement of expenses paid for by the Company that were the responsibility of Stellus Capital. Any such amounts due to the Company would be included in the Statement of Assets and Liabilities.

As of March 31, 2013 and December 31, 2012, the Company owed its independent directors $89,000 and $29,452, respectively, in total for unpaid director fees.

As agreed to in the Amended and Restated Side Agreement made and entered into as of November 12, 2012 by and between Stellus Capital and Raymond James & Associates, Inc. and Stifel, Nicolaus & Company, Incorporated, Stellus Capital has agreed to pay on behalf of the Company, 2.41% of the 6% Underwriters sales load, or $3,320,280 in total. Of this amount, $1,940,280 was paid on November 14, 2012, $460,000 was paid on March 25, 2013 and the remaining $920,000 is due in equal installments on June 30, 2013 and September 30, 2013.

License Agreement

We have entered into a license agreement with Stellus Capital Management under which Stellus Capital Management has agreed to grant us a non-exclusive, royalty-free license to use the name “Stellus Capital.” Under this agreement, we have a right to use the “Stellus Capital” name for so long as Stellus Capital Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Stellus Capital” name. This license agreement will remain in effect for so long as the investment advisory agreement with Stellus Capital Management is in effect.

NOTE 3 — DISTRIBUTIONS

The Company intends to make quarterly distributions of available net investment income to its stockholders. The Company intends to distribute net capital gains (i.e., net capital gains in excess of net capital losses), if any, at least annually. The quarterly stockholder distributions, if any, will be determined by the board of directors. Any distribution to stockholders will be declared out of assets legally available for distribution.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2013 (Unaudited)

NOTE 3 — DISTRIBUTIONS  – (continued)

The following table reflects the Company’s dividends declared and paid or to be paid on its common stock:

Date Declared	Record Date	Payment Date	Amount Per Share
December 7, 2012(1)	December 21, 2012	December 27, 2012	$0.18
March 7, 2013	March 21, 2013	March 28, 2013	$0.34

(1)	The amount of the initial distribution was equal to an annualized dividend yield of 9.0% based on the price per share of our common stock in connection with our initial public offering and is proportionately reduced to reflect the number of days remaining in the quarter after completion of the Offering.

On March 7, 2013, our board of directors declared a dividend of $0.34 per share, paid on March 28, 2013 to stockholders of record at the close of business on March 21, 2013.

Unless the stockholder elects to receive its distributions in cash, the Company intends to make such distributions in additional shares of the Company’s common stock under the Company’s dividend reinvestment plan. Although distributions paid in the form of additional shares of the Company’s common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in the Company’s dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If a stockholder holds shares of the Company’s common stock in the name of a broker or financial intermediary, the stockholder should contact such broker or financial intermediary regarding their election to receive distributions in cash in lieu of shares of the Company’s common stock. Any distributions reinvested through the issuance of shares through the Company’s dividend reinvestment plan will increase the Company’s gross assets on which the base management fee and the incentive fee are determined and paid to Stellus Capital. Of the total distributions made to shareholders through March 31, 2013, $3,877,201 were made in cash and the remainder in shares.

NOTE 4 — PORTFOLIO INVESTMENTS AND FAIR VALUE

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management.

The Company considers whether the volume and level of activity for the asset or liability have significantly decreased and identifies transactions that are not orderly in determining fair value. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2013 (Unaudited)

NOTE 4 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

At March 31, 2013, the Company had investments in 19 portfolio companies. The total cost and fair value of the 24 positions were $202,738,440 and $203,905,313, respectively. The composition of our investments as of March 31, 2013 is as follows:

	Cost	Fair Value
Senior Secured – First Lien	$58,560,509	$58,796,638
Senior Secured – Second Lien	55,153,497	55,724,548
Unsecured Debt	87,310,148	87,669,841
Equity	1,714,286	1,714,286
Total Investments	$202,738,440	$203,905,313

At December 31, 2012, the Company had investments in 15 portfolio companies. The total cost and fair value of the 20 positions were $195,455,671 and $195,451,256, respectively. The composition of our investments as of December 31, 2012 is as follows:

	Cost	Fair Value
Senior Secured – First Lien	$44,014,214	$44,014,214
Senior Secured – Second Lien	38,597,293	38,597,622
Unsecured Debt	111,129,878	111,125,134
Equity	1,714,286	1,714,286
Total Investments	$195,455,671	$195,451,256

The Company’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of March 31, 2013 and December 31, 2012, the Company had one such investment which was a revolving loan agreement with an aggregate unfunded commitment of $2,000,000. The Company maintains sufficient liquidity to fund such unfunded loan commitments should the need arise.

The fair values of our investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of March 31, 2013 are as follows:

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Senior Secured – First Lien	$—	$—	$58,796,638	$58,796,638
Senior Secured – Second Lien	—	22,403,800	33,320,748	55,724,548
Unsecured Debt	—	—	87,669,841	87,669,841
Equity	—	—	1,714,286	1,714,286
Total Investments	$—	$22,403,800	$181,501,513	$203,905,313

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2013 (Unaudited)

NOTE 4 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

The fair values of our investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2012 are as follows:

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Senior Secured – First Lien	$—	$—	$44,014,214	$44,014,214
Senior Secured – Second Lien	—	12,120,000	26,477,622	38,597,622
Unsecured Debt	—	—	111,125,134	111,125,134
Equity	—	—	1,714,286	1,714,286
Total Investments	$—	$12,120,000	$183,331,256	$195,451,256

The aggregate values of Level 3 portfolio investments changed during the three months ended March 31, 2013 are as follows:

	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Unsecured Debt	Equity	Total
Fair value at beginning of period	$44,014,214	$26,477,622	$111,125,134	$1,714,286	$183,331,256
Purchases of investments	14,726,678	16,555,000	238,748	—	31,520,426
Sales and Redemptions	(227,431)	—	(25,000,000)	—	(25,227,431)
Realized gains	2,425	—	903,322	—	905,747
Change in unrealized appreciation (depreciation) included in earnings	236,130	326,634	364,438	—	927,202
Accretion of discount	44,622	5,292	38,199	—	88,113
Transfer to Level 2	—	(10,043,800)	—	—	(10,043,800)
Fair value at end of period	$58,796,638	$33,320,748	$87,669,841	$1,714,286	$181,501,513
Change in unrealized appreciation (depreciation) on Level 3 Investments still held as of March 31, 2013	$236,130	$282,834	$364,438	$—	$883,402

During the three months ended March 31, 2013, there were no transfers from Level 2 to Level 3.

During the three months ended March 31, 2013, there was one transfer from Level 3 to Level 2 due to an increase in the number of quoted prices available for the financial instrument.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2013 (Unaudited)

NOTE 4 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

The aggregate values of Level 3 portfolio investments changed during the period from Inception through December 31, 2012 are as follows:

	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Unsecured Debt	Equity	Total
Fair value at beginning of period	$—	$—	$—	$—	$—
Purchases of investments	97,066,024	16,477,500	124,507,797	1,714,286	239,765,607
Sales and Redemptions	(53,057,372)	—	(13,400,740)	—	(66,458,112)
Change in unrealized appreciation (depreciation) included in earnings	—	—	(4,744)	—	(4,744)
Accretion of discount	5,562	122	22,821	—	28,505
Transfer from Level 2		10,000,000	—	—	10,000,000
Transfer to Level 2	—	—	—	—	—
Fair value at end of period	$44,014,214	$26,477,622	$111,125,134	$1,714,286	$183,331,256
Change in unrealized appreciation (depreciation) on Level 3 Investments still held as of December 31, 2013	$—	$—	$(4,744)	$—	$(4,744)

The following is a summary of geographical concentration of our investment portfolio as of March 31, 2013:

	Cost	Fair Value	% of Total Investments
Texas	$31,649,195	$31,893,682	15.64%
Canada	20,885,811	20,885,811	10.24%
Colorado	19,542,801	19,542,801	9.59%
Kentucky	17,121,083	17,121,083	8.40%
Florida	16,724,929	16,724,929	8.20%
South Carolina	15,000,000	15,231,000	7.47%
New York	13,000,000	13,000,000	6.38%
Massachusetts	10,000,000	10,043,800	4.93%
Pennsylvania	9,640,307	10,000,000	4.90%
Utah	9,880,446	9,975,000	4.89%
New Jersey	9,815,936	9,815,936	4.81%
Indiana	9,016,300	9,016,300	4.42%
Puerto Rico	8,706,935	8,706,935	4.27%
Minnesota	7,320,996	7,462,500	3.66%
Virginia	2,955,536	2,955,536	1.45%
Georgia	1,478,165	1,530,000	0.75%
	$202,738,440	$203,905,313	100.00%

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2013 (Unaudited)

NOTE 4 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

The following is a summary of geographical concentration of our investment portfolio as of December 31, 2012:

	Cost	Fair Value	% of Total Investments
Pennsylvania	$33,708,952	33,704,209	17.24%
Canada	20,778,456	20,778,456	10.63%
Colorado	19,532,633	19,532,633	9.99%
Kentucky	17,095,646	17,095,646	8.75%
Florida	16,639,880	16,639,880	8.51%
South Carolina	15,000,000	15,000,000	7.67%
New York	13,000,000	13,000,000	6.65%
Texas	12,119,671	12,120,000	6.20%
Massachusetts	10,000,000	10,000,000	5.12%
Utah	9,902,063	9,902,062	5.07%
New Jersey	9,879,189	9,879,189	5.05%
Indiana	8,969,955	8,969,955	4.59%
Connecticut	7,351,604	7,351,604	3.76%
Georgia	1,477,622	1,477,622	0.77%
	$195,455,671	$195,451,256	100.00%

The following is a summary of industry concentration of our investment portfolio as of March 31, 2013:

	Cost	Fair Value	% of Total Investments
Services: Business	$43,958,630	$44,010,465	21.58%
Healthcare & Pharmaceuticals	35,570,732	35,712,236	17.52%
High Tech Industries	30,885,811	30,929,611	15.17%
Retail	19,696,382	19,790,936	9.71%
Media: Broadcasting & Subscription	15,000,000	15,231,000	7.47%
Telecommunications	12,115,584	12,360,000	6.06%
Automotive	12,351,708	12,351,708	6.06%
Consumer Goods: Non-Durable	9,640,307	10,000,000	4.90%
Energy: Oil & Gas	9,733,611	9,733,682	4.77%
Transportation: Cargo	9,016,300	9,016,300	4.42%
Metals & Mining	4,769,375	4,769,375	2.34%
	$202,738,440	$203,905,313	100.00%

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2013 (Unaudited)

NOTE 4 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

The following is a summary of industry concentration of our investment portfolio as of December 31, 2012:

	Cost	Fair Value	% of Total Investments
Consumer Goods: Non-Durable	$33,708,952	$33,704,209	17.24%
Services: Business	31,117,502	31,117,502	15.93%
High Tech Industries	30,778,456	30,778,456	15.75%
Health & Pharmaceuticals	26,884,237	26,884,237	13.75%
Retail	19,781,252	19,781,252	10.12%
Media: Broadcasting & Subscription	15,000,000	15,000,000	7.67%
Automotive	12,345,646	12,345,646	6.32%
Telecommunications	12,119,671	12,120,000	6.20%
Transportation: Cargo	8,969,955	8,969,955	4.59%
Metals & Mining	4,750,000	4,750,000	2.43%
	$195,455,671	$195,451,256	100.00%

The following provides quantitative information about Level 3 fair value measurements:

Description:	Fair Value	Valuation Technique	Unobservable Inputs	Range (Average)(1)(3)
First lien debt	$58,796,638	Income/Market approach(2)	HY credit spreads, Risk free rates, credit quality(3)	-.59% to -.03% (-.37%)
Second lien debt	$33,320,748	Income/Market approach(2)	HY credit spreads, Risk free rates, credit quality	-.46% to -.08% (-.14%)
Unsecured debt	$87,669,841	Income/Market approach(2)	HY credit spreads, Risk free rates, credit quality	-.50% to -.27% (-.41%)
Equity investments	$1,714,286	Market approach(4)	Underwriting multiple/EBITDA Multiple	5x to 12x
Total Long Term Level 3 Investments	$181,501,513

(1)	Weighted average based on fair value as of March 31, 2013.
(2)	Inclusive of but not limited to the income approach (by discounting future cash flows using an appropriate yield) and the market approach (by ensuring sufficient enterprise value).
(3)	The Company calculates the price of the loan by discounting future cash flows using an appropriate yield calculated as of the valuation date. This yield is calculated based on the loan's yield at the original investment and is adjusted as of the valuation date based on: changes in comparable credit spreads (per Barclay's high yield indexes), changes in risk free interest rates (per swap rates), and changes in credit quality (via an estimated shadow rating). Significant movements in any of these factors would result in a significantly lower (higher) fair value measurement. As an example, the “Range (Average)” for first lien debt instruments in the table above indicates that the change in the HY spreads and the risk free rates between the date a loan closed and the valuation date ranged from -.59% (59 basis points) to -.03% (3 basis points). The average of all changes was -.37%.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2013 (Unaudited)

NOTE 4 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

(4)	The primary significant unobservable input used in the fair value measurement of the Company's equity investments is the EBITDA multiple, or the Multiple. Significant increases (decreases) in the Multiple in isolation would result in a significantly higher (lower) fair value measurement. To determine the Multiple for the market approach, the Company considers current market trading and/or transaction multiple, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate Multiple to use in the market approach.

The following provides quantitative information about Level 3 fair value measurements as of December 31, 2012:

Description:	Fair Value	Valuation Technique	Unobservable Inputs	Range (Average)(1)(3)
First lien debt	$44,014,214	Income/Market approach(2)	HY credit spreads, Risk free rates, credit quality(3)	-.22% to .11% (-.12%)
Second lien debt	$26,477,622	Income/Market approach(2)	HY credit spreads, Risk free rates, credit quality	-.49% to -.18% (-.30%)
Unsecured debt	$111,125,134	Income/Market approach(2)	HY credit spreads, Risk free rates, credit quality	-.31% to .03% (-.20%)
Equity investments	$1,714,286	Market approach(4)	Underwriting multiple/EBITDA Multiple	5x to 12x
Total Long Term Level 3 Investments	$183,331,256

(1)	Weighted average based on fair value as of December 31, 2012.
(2)	Inclusive of but not limited to the income approach (by discounting future cash flows using an appropriate yield) and the market approach (by ensuring sufficient enterprise value).
(3)	The Company calculates the price of the loan by discounting future cash flows using an appropriate yield calculated as of the valuation date. This yield is calculated based on the loan's yield at the original investment and is adjusted as of the valuation date based on: changes in comparable credit spreads (per Barclay's high yield indexes), changes in risk free interest rates (per swap rates), and changes in credit quality (via an estimated shadow rating). Significant movements in any of these factors would result in a significantly lower (higher) fair value measurement. As an example, the “Range (Average)” for first lien debt instruments in the table above indicates that the change in the HY spreads and the risk free rates between the date a loan closed and the valuation date ranged from -.22% (22 basis points) to .11% (11 basis points). The average of all changes was -.12%.
(4)	The primary significant unobservable input used in the fair value measurement of the Company's equity investments is the EBITDA multiple, or the Multiple. Significant increases (decreases) in the Multiple in isolation would result in a significantly higher (lower) fair value measurement. To determine the Multiple for the market approach, the Company considers current market trading and/or transaction multiple, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate Multiple to use in the market approach.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2013 (Unaudited)

NOTE 5 — EQUITY OFFERINGS AND RELATED EXPENSES

The Company issued 15,249 shares of common stock during the three months ended March 31, 2013 in connection with the stockholder distribution reinvestment.

NOTE 6 — NET INCREASE (DECREASE) IN NET ASSETS PER COMMON SHARE

The following information sets forth the computation of net increase (decrease) in net assets resulting from operations per common share for the three months ended March 31, 2013.

Three months ended March 31, 2013
Net increase in net assets resulting from operations	$5,532,118
Weighted Average common shares	12,035,531
Basic and diluted earnings per common share	$0.46

NOTE 7 — COMMITMENTS AND CONTINGENCIES

The Company is currently not subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our business, financial condition or results of operations.

NOTE 8 — FINANCIAL HIGHLIGHTS

For the three months ended March 31, 2013 (Unaudited)
Per Share Data:(1)
Net asset value at beginning of period	$14.45
Net investment income	0.31
Change in unrealized appreciation (depreciation)	0.07
Realized gain	0.07
Total from investment operations	0.45
Stockholder distributions	(0.34)
Net asset value at end of period	$14.56
Per share market value at end of period	$14.82
Total return based on market value(2)	(8.2)%
Weighted average shares outstanding during the period	12,035,531
Ratio/Supplemental Data:
Net assets at end of period	$175,500,872
Average net assets(3)	$174,673,414
Ratio to average net assets
Annualized ratio of net operating expenses to net assets(3)	6.41%
Annualized ratio of net investment income to net assets(3)	8.56%
Portfolio Turnover(4)	12%

(1)	Financial highlights are based on shares outstanding as of March 31, 2013.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2013 (Unaudited)

NOTE 8 — FINANCIAL HIGHLIGHTS  – (continued)

(2)	Total return based on market value is based on the change in market price per share since the end of the prior quarter. The total returns are not annualized.
(3)	Financial highlights for periods of less than one year are annualized and the ratios of operating expenses to average net assets and net investment income to average net assets are adjusted accordingly.
(4)	Calculated as payoffs divided by average portfolio balance using the periods December 31, 2012 and March 31, 2013.

NOTE 9 — CREDIT FACILITY

On November 7, 2012, the Company entered into a revolving credit facility, or (the “Credit Facility”), with various lenders. SunTrust Bank is one of the lenders and serves as administrative agent under the Credit Facility. The Credit Facility provides for borrowings in an aggregate amount up to $115,000,000 on a committed basis and an accordion for an additional $35,000,000 for a total facility size of $150,000,000. The exercise of the accordion will require sufficient borrowing base and additional commitments from the existing lender group and/or new lenders.

The Company’s obligations to the lenders are secured by a first priority security interest in its portfolio of securities and cash, but excluding short term investments. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining a minimum liquidity test of at least 85% of adjusted borrowing base, (ii) maintaining an asset coverage ratio of at least 2.0 to 1.0, and (iii) maintaining a minimum shareholder’s equity. As of March 31, 2013, the Company was in compliance with these covenants.

Borrowings under the Credit Facility bear interest, subject to the Company’s election, on a per annum basis equal to (i) LIBOR plus 3.00% with no LIBOR floor or (ii) 2.00% plus an alternate base rate based on the highest of the Prime Rate, Federal Funds Rate plus 0.5% or one month LIBOR plus 1.0%. The Company pays unused commitment fees of 0.50% per annum on the unused lender commitments under the Credit Facility. Interest is payable quarterly in arrears. Any amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on November 12, 2016.

As of March 31, 2013 and December 31, 2012, $35,000,000 and $38,000,000 was outstanding under the Credit Facility, respectively. The carrying amount of the amount outstanding under the Credit Facility approximates its fair value. The Company incurred costs of $2,015,415 in connection with obtaining the Credit Facility, which the Company has recorded as prepaid loan structure fees on its statement of assets and liabilities and is amortizing these fees over the life of the Credit Facility. As of March 31, 2013 and December 31, 2012, $1,823,678 and $1,947,820 of such prepaid loan structure fees had yet to be amortized, respectively.

For the three months ended March 31, 2013 the effective interest rate under the Credit Facility was approximately 3.3% (approximately 4.3% including commitment fees on the unused portion of the Credit Facility). Interest is paid quarterly in arrears. The Company recorded interest and fee expense of $566,540 for the three months ended March 31, 2013, of which $336,878 was interest expense, $124,153 was amortization of loan fees paid on the Credit Facility, $93,181 related to commitment fees on the unused portion of the Credit Facility, and $12,328 related to loan administration fees. The Company paid $322,854 in interest expense for the three months ended March 31, 2013. The average borrowings under the Credit Facility for the three months ended March 31, 2013 were $40,455,555.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
March 31, 2013 (Unaudited)

NOTE 10 — SUBSEQUENT EVENTS

Investment Portfolio

Since March 31, 2013, we made four new investments totaling $40.5 million and were repaid on two investments totaling $22.5 million which brings the investments portfolio to $222 million and the average investment per company to $10.5 million.

On April 9, 2013, we made a $16.7 million investment in the second lien loan of Atkins Nutritionals, Inc.

On April 19, 2013, we made a $10 million investment in the last-out, first lien loan of ProPetro Services, Inc.

On April 24, 2013, we made a $6.9 million investment in the second lien loan of Livingston International, Inc.

On May 1, 2013, we made a $6.9 million investment in the new second lien loan of Securus Technologies, Inc.

On April 30, we received full repayment on our second lien term loan of Securus Technologies, Inc. at par plus a 3% prepayment premium resulting in total proceeds of $12.4 million.

On April 30, we received full repayment on our second lien term loan of SourceHOV at par plus a 1% prepayment premium resulting in total proceeds of $10.1 million.

Credit Facility

The outstanding balance under the Credit Facility as of May 9, 2013 was $53 million due to additional borrowings subsequent to March 31, 2013 in order to fund new investments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
Stellus Capital Investment Corporation

We have audited the accompanying statement of assets and liabilities of Stellus Capital Investment Corporation (a Maryland corporation) (the “Company”), including the schedule of investments as of December 31, 2012, and the related statements of operations, changes in net assets, and cash flows for the period from inception (May 18, 2012) through December 31, 2012 and the financial highlights (see Note 8) for the period from inception (May 18, 2012) through December 31, 2012. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included verification by confirmation of securities as of December 31, 2012, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stellus Capital Investment Corporation as of December 31, 2012, and the results of its operations and its cash flows for the period from inception (May 18, 2012) through December 31, 2012 and the financial highlights for the period from inception (May 18, 2012) through December 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

/s/ Grant Thornton, LLP
Houston, Texas
March 11, 2013

STELLUS CAPITAL INVESTMENT CORPORATION

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012
ASSETS
Non-controlled, non-affiliated investments, at fair value (amortized cost of $195,455,671)	$195,451,256
Cash and cash equivalents	62,131,686
Interest receivable	2,573,831
Prepaid loan structure fees	1,947,820
Prepaid expenses	438,384
Total Assets	262,542,977
LIABILITIES
Payable for investments purchased	4,750,000
Credit facility payable	38,000,000
Short-term loan	45,000,943
Base management fees payable	527,034
Accrued offering costs	147,123
Interest payable	66,477
Other accrued expenses and liabilities	205,445
Total Liabilities	88,697,022
Net Assets	$173,845,955
NET ASSETS
Common Stock, par value $0.001 per share (100,000,000 shares authorized, 12,035,023 shares issued and outstanding)	$12,035
Paid-in capital	174,714,838
Distributions in excess of net investment income	(874,986)
Unrealized depreciation on investments and cash equivalents	(5,932)
Net Assets	$173,845,955
Total Liabilities and Net Assets	$262,542,977
Net Asset Value Per Share	$14.45

See Notes to Financial Statements.

STELLUS CAPITAL INVESTMENT CORPORATION

STATEMENT OF OPERATIONS

For the Period from Inception (May 18, 2012) through December 31, 2012
INVESTMENT INCOME
Interest income	$3,696,432
Total Investment Income	3,696,432
OPERATING EXPENSES
Management fees	527,034
Valuation fees	184,500
Administrative services expenses	103,482
Professional fees	734,365
Directors' fees	109,439
Insurance expense	79,279
Interest expense and other fees	282,629
Credit facility fees	317,594
Other general and administrative expenses	53,754
Total Operating Expenses	2,392,076
Net Investment Income	1,304,356
Net Change in Unrealized Depreciation on Investments and Cash Equivalents	(5,932)
Net Increase in Net Assets Resulting from Operations	$1,298,424
Net Investment Income Per Share	$0.11
Net Increase in Net Assets Resulting from Operations Per Share	$0.11
Shares of Common Stock Outstanding	12,035,023

See Notes to Financial Statements.

STELLUS CAPITAL INVESTMENT CORPORATION

STATEMENT OF CHANGES IN NET ASSETS

For the period from Inception (May 18, 2012) through December 31, 2012
Increase in Net Assets Resulting from Operations
Net investment income	$1,304,356
Net change in unrealized depreciation on investments and cash equivalents	(5,932)
Net Increase in Net Assets Resulting from Operations	1,298,424
Stockholder distributions
Distributions from net investment income	(2,179,342)
Capital share transactions
Issuance of common stock	180,409,145
Reinvestments of stockholder distributions	112,948
Sales load	(4,959,720)
Offering costs	(835,500)
Net increase in net assets resulting from capital share transactions	174,726,873
Total increase in net assets	173,845,955
Net assets at beginning of period	—
Net assets at end of period	$173,845,955

See Notes to Financial Statements.

STELLUS CAPITAL INVESTMENT CORPORATION

STATEMENT OF CASH FLOWS

For the period from Inception (May 18, 2012) through December 31, 2012
Cash flows from operating activities
Net increase in net assets resulting from operations	$1,298,424
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(232,708,419)
Proceeds from sales and repayments of investments	66,458,112
Net change in unrealized depreciation on investments	4,415
Increase in investments due to PIK	(18,044)
Accretion of discount	(28,175)
Increase in interest receivable	(2,573,831)
Increase in prepaid expenses and fees	(2,386,204)
Increase in payable for investments purchased	4,750,000
Increase in management fees payable	527,034
Increase in interest payable	66,477
Increase in other accrued expenses and liabilities	205,445
Net cash used in operating activities	(164,404,766)
Cash flows from financing activities
Net proceeds from common shares issued	151,250,000
Borrowings on bridge note	156,000,000
Payments on bridge note	(156,000,000)
Sales load	(4,959,720)
Offering costs paid	(688,377)
Stockholder distributions paid	(2,066,394)
Borrowings under credit facility	38,000,000
Borrowings under short term loan	45,000,943
Net cash provided by financing activities	226,536,452
Net increase in cash and cash equivalents	62,131,686
Cash and cash equivalents balance at beginning of period	—
Cash and cash equivalents balance at end of period	$62,131,686
Non-cash items
Purchase of portfolio companies through the issuance of common stock	$29,159,145
Accrued deferred offering costs	147,123
Common stock issued in connection with dividend reinvestments	112,948

See Notes to Financial Statements.

STELLUS CAPITAL INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2012

Investments	Headquarters/Industry	Principal Amount/Shares	Cost	Fair Value(1)	% of Net Assets
Non-controlled, non-affiliated investments
Aderant North America Inc.
Term Loan-Second Lien, Prime + 7.75%, due 6/20/2019(2)	Atlanta, GA Services: Business	$1,500,000	$1,477,622	$1,477,622	0.85%
Ascend Learning, Inc.
Term Loan-Second Lien, Euro + 10.00%, Euro 1.50%, due 12/6/2017(2)	Burlington, MA High Tech Industries	$10,000,000	10,000,000	10,000,000	5.75%
ATX Networks
Term Loan-Unsecured, 12.00% cash, 2.00% PIK, due 5/12/2016(2)(3)(4)	West Ajax, Ontario High Tech Industries	$20,778,456	20,778,456	20,778,456	11.95%
Baja Broadband, LLC
Term Loan-Second Lien, L + 11.00%, LIBOR 1.50%, due 12/20/2017(2)	Fort Mill, SC Media: Broadcasting & Subscription	$15,000,000	15,000,000	15,000,000	8.63%
Binder and Binder
Senior Subordinated Note-Unsecured, 13.00% cash, 2.00% PIK, due 2/27/2016(3)	Hauppauge, New York Services: Business	$13,000,000	13,000,000	13,000,000	7.48%
Blackhawk Mining, LLC
Term Loan-First Lien, 12.50%, due 10/5/2016(7)	Lexington, KY Metals & Mining	$5,000,000	4,535,714	4,535,714	2.61%
Common Shares, Class B(5)(6)		36 shares	214,286	214,286	0.12%
Total			4,750,000	4,750,000	2.73%
Eating Recovery Center, LLC
Mezzanine Term Loan-Unsecured, 12.00% cash, 1.00% PIK, due 12/28/2018(2)(3)	Denver, CO Healthcare & Pharmaceuticals	$18,400,000	18,032,633	18,032,633	10.37%
Common Shares, Series A(5)		86,667 shares	1,500,000	1,500,000	0.86%
Total			19,532,633	19,532,633	11.23%
Holley Performance Products
Term Loan-First Lien, Prime + 6.00%, Prime 3.50%, due 11/30/2017(2)	Bowling Green, KY Automotive	$12,500,000	12,345,646	12,345,646	7.10%
Refac Optical Group(8)
Term A Loan-First Lien, L + 7.50%, LIBOR 0.2077%, due 3/23/2016(2)	Blackwood, NJ Retail	$3,780,408	3,780,408	3,780,408	2.18%
Term B Loan-First Lien, L + 8.50%, LIBOR 0.2077%, 1.75% PIK, due 3/23/2016(2)(3)		$6,098,781	6,098,781	6,098,781	3.51%
Total			9,879,189	9,879,189	5.69%
Securus Technologies Holdings
Term Loan-Second Lien, Euro + 9.00%, Euro 1.75%, due 6/1/2018(2)	Dallas, TX Telecommunications	$12,000,000	12,119,671	12,120,000	6.97%
Snowman Holdings, LLC
Term Loan-Unsecured, 11.00% cash, 2.00% PIK, due 1/11/2017(3)	Lebanon, IN Transportation: Cargo	$8,969,955	8,969,955	8,969,955	5.16%

See Notes to Financial Statements.

Investments	Headquarters/Industry	Principal Amount/Shares	Cost	Fair Value(1)	% of Net Assets
SPM Capital, LLC
Term Loan-First Lien, Euro + 5.50%, Euro 1.50%, due 10/31/2017(2)	Stamford, CT Capital Markets	$7,500,000	7,351,604	7,351,604	4.23%
Sportsmans Warehouse Holdings, Inc.
Term Loan-First Lien, L + 7.00%, LIBOR 1.50%, due 11/13/2018(2)	Midvale, UT Retail	$10,000,000	9,902,063	9,902,062	5.70%
Studer Group, LLC (The)
Term Loan-Unsecured, 12.00% cash, 2.00% PIK, due 3/29/2017(3)	Gulf Breeze, FL Services: Business	$16,639,880	$16,639,880	$16,639,880	9.57%
Woodstream Corp.
Subordinated Debt-Unsecured, 12.00%, due 2/27/2015(2)	Lititz, PA Consumer Goods: Non-Durable	$3,017,977	2,910,987	2,906,244	1.67%
Woodstream Group, Inc.
Senior Subordinated Note-Unsecured, 12.00%, due 2/27/2015	Lititz, PA Consumer Goods: Non-Durable	$31,982,023	30,797,965	30,797,965	17.72%
Total Non-controlled, non-affiliated investments			$195,455,671	$195,451,256	112.43%
LIABILITIES IN EXCESS OF OTHER ASSETS				(21,605,301)	(12.43)%
NET ASSETS				$173,845,955	100.00%

(1)	See Note 1 of the Notes to Financial Statements for a discussion of the methodologies used to value securities in the portfolio.
(2)	Coupon is subject to Prime and LIBOR floors.
(3)	Represents a payment-in-kind security which pays a portion of interest in additional par.
(4)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended.
(5)	Security is non-income producing.
(6)	Common shares position will settle after December 31, 2012.
(7)	The loan will settle after December 31, 2012.
(8)	This instrument also includes an undrawn revolving loan commitment in an amount not to exceed $2,000,000, an interest rate of Libor plus 7.5%, and a maturity of March 23, 2016. This investment is accruing an unused fee of 0.50% per annum.

Abbreviation Legend
PIK — Payment-In-Kind

See Notes to Financial Statements.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Stellus Capital Investment Corporation (the “Company”) was formed as a Maryland corporation on May 18, 2012 (“Inception”) and is an externally managed, closed-end, non-diversified management investment company. The Company intends to elect to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”) and as a regulated investment company (“RIC”) for U.S. federal income tax purposes. The Company’s investment activities are managed by Stellus Capital Management, LLC (“Stellus Capital”) also “the (Advisor)”.

On November 7, 2012, the Company priced its initial public offering (the “Offering”), at a price of $15.00 per share. Through its initial public offering the Company sold 9,200,000 shares (including 1,200,000 shares through the underwriters’ exercise of the overallotment option) for gross proceeds of $138,000,000. As of December 31, 2012 the Company has raised $180,409,145 including (i) the Offering proceeds (ii) $500,010 of seed capital contributed by Stellus Capital, (iii) $12,749,990 in a private placement to certain purchasers, including persons and entities associated with Stellus Capital, and (iv) $29,159,145 in connection with the acquisition of the Company’s initial portfolio. The Company’s shares are currently listed on the New York Stock Exchange under the symbol “SCM”.

Immediately prior to the pricing of the Offering the Company acquired its initial portfolio of assets for $165,235,169 in cash and $29,159,145 in shares of the Company’s common stock, or $194,394,314 in total. The cash portion of the acquisition of the initial portfolio was financed by (i) borrowing $152,485,179 under a credit facility (“Bridge Facility”) with Sun Trust and (ii) using the $12,749,990 of proceeds received in connection with the private placement. The Bridge Facility had a maturity date of not more than 7 days after the pricing date of the Offering. Borrowings under the Bridge Facility bore interest at the highest of (i) a prime rate, (ii) the Federal Funds Rate plus 0.50% and (iii) Libor plus 1.00%. The Company used the net proceeds from the Offering together with borrowings under the Company’s credit facility (see Note 9) to repay in full the outstanding indebtedness under the Bridge Facility, at which point the Bridge Facility terminated.

The Company’s investment objective is to achieve a consistent payment of cash dividends and to maximize capital appreciation. The Company will seek to achieve its investment objective by originating and investing primarily in private U.S. middle-market companies (typically those with $5.0 million to $50.0 million of EBITDA (earnings before interest, taxes, depreciation and amortization)) through first lien, second lien, unitranche and mezzanine debt financing, often times with a corresponding equity co-investment. It expects to source investments primarily through the extensive network of relationships that the principals of its investment adviser has developed with financial sponsor firms, financial institutions, middle-market companies, management teams and other professional intermediaries.

Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

In accordance with Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments.

The accounting records of the Company are maintained in U.S. dollars.

Portfolio Investment Classification

The Company classifies its portfolio investments with the requirements of the 1940 Act, (a) “Control Investments” are defined as investments in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation, (b) “Affiliate Investments” are defined

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

as investments in which the Company owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation, and (c) “Non-controlled, non-affiliate investments are defined as investments that are neither Control Investments nor Affiliate Investments.

Cash and Cash Equivalents

Cash consists of bank demand deposits. We deem certain U.S. Treasury Bills, repurchase agreements and other high-quality, short-term debt securities as cash equivalents. At the end of each fiscal quarter, we may take proactive steps to preserve investment flexibility for the next quarter by investing in cash equivalents, which are dependent upon the composition of our total assets at quarter end. We may accomplish this in several ways, including purchasing U.S. Treasury Bills and closing out positions after quarter-end, temporarily drawing down on the Credit Facility (see footnote 9), or utilizing repurchase agreements or other balance sheet transactions as are deemed appropriate for this purpose. On December 28, 2012, we purchased $50 million of U.S. Treasury Bills with a 30 day maturity on margin using $5 million in cash and the proceeds from a $45 million short term loan from Raymond James. The loan had an effective annual interest rate of approximately 1%. On January 2, 2013, we sold the Treasury Bills, repaid the $45 million loan from Raymond James and received back the $5 million margin payment (net of fees and expenses of $8,943).

Use of Estimates

The preparation of the statement of assets and liabilities in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Investments

As a business development company, the Company will generally invest in illiquid loans and securities including debt and equity securities of middle-market companies. Under procedures established by the board of directors, the Company intends to value investments for which market quotations are readily available at such market quotations. The Company will obtain these market values from an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). Debt and equity securities that are not publicly traded or whose market prices are not readily available will be valued at fair value as determined in good faith by our board of directors. Such determination of fair values may involve subjective judgments and estimates, although the Company will also engage independent valuation providers to review the valuation of each portfolio investment that does not have a readily available market quotation at least once quarterly. Investments purchased within 60 days of maturity will be valued at cost plus accreted discount, or minus amortized premium, which approximates value. With respect to unquoted securities, our board of directors, together with our independent valuation advisors, will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the board will use the pricing indicated by the external event to corroborate and/or assist us in our valuation. Because the Company expects that there will not be a readily available market for many of the investments in our portfolio, the Company expects to value most of our portfolio investments at fair value as determined in good faith by the board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

In following these approaches, the types of factors that will be taken into account in fair value pricing investments will include, as relevant, but not be limited to:

•	available current market data, including relevant and applicable market trading and transaction comparables;
•	applicable market yields and multiples;
•	security covenants;
•	call protection provisions;
•	information rights;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;
•	comparisons of financial ratios of peer companies that are public;
•	comparable merger and acquisition transactions; and
•	the principal market and enterprise values.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Revenue Recognition

We record interest income on an accrual basis to the extent they are deemed collectible. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we do not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We will not accrue interest on loans and debt securities if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount and market discount or premium are capitalized, and we then accrete or amortize such amounts using the effective interest method as interest income. Upon the prepayment of a loan or debt security, any unamortized loan origination is recorded as interest income. We record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, will be recognized on the ex-dividend date.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Payment-in-Kind Interest

We have investments in our portfolio that contain a PIK interest provision. Any PIK interest is added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a RIC, substantially all of this income must be paid out to stockholders in the form of dividends, even if we have not collected any cash.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Investment Transaction Costs

Costs associated with an investment transaction, including legal expenses, are included in the cost basis of purchases and deducted from the proceeds of sales unless such costs are reimbursed by the borrower.

Payable for Unsettled Securities Transaction

Payable for unsettled securities transaction relates to the purchase of the Blackhawk Mining, LLC term loan and Blackhawk Mining, LLC common shares that were unsettled at December 31, 2012, and settled subsequent to year-end.

U.S. Federal Income Taxes

The Company intends to elect to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, and to operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. As a part of maintaining RIC status, dividends pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year provided such dividends are declared prior to the filing of the Company’s federal income tax return. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the Company represents obligations of the Company’s investors and will not be reflected in the financial statements of the Company.

As of December 31, 2012 the Company had no undistributed long-term capital gains or capital loss carryforwards for federal income tax purposes.

The Company has estimated its taxable income for the period from Inception through December 31, 2012 to be approximately $2.4 million which reflects book/tax differences of approximately $1.1 million related to non-recurring expenses that are expensed for book purposes but deferred and amortized over 15 years for tax purposes. The Company declared and paid a dividend of $2.2 million in December 2012 leaving approximately $0.2 million of undistributed ordinary income at December 31, 2012. The Company expects to distribute the remaining amount to shareholders prior to the filing of its federal income tax return. The Company’s taxable income for 2012 is an estimate and will not be finally determined until the Company files its 2012 tax return. Therefore, the final taxable income and the taxable income earned in 2012 and carried forward for distribution in 2013 may be different than this estimate.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the applicable period. Although the Company files federal and state tax returns, its major tax jurisdiction is federal. The 2012 federal tax year for the Company remains subject to examination by the Internal Revenue Service.

As of December 31, 2012, the Company had not recorded a liability for any unrecognized tax positions. Management’s evaluation of uncertain tax positions may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. The Company’s policy is to include interest and penalties related to income taxes, if applicable, in general and administrative expenses. There were no such expenses for the year ended December 31, 2012.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

NOTE 1 — NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Organization Costs, Offering Costs and Sales Load

Organization costs include costs relating to the formation and incorporation of the business. These costs were expensed as incurred. For the period from Inception through December 31, 2012, the Company has incurred and expensed organization costs of $690,114. Offering costs include legal fees and other costs pertaining to the initial public offering. These costs have been offset against capital proceeds from the public offerings. For the period from Inception through December 31, 2012, these costs amount to $835,500. Sales load represents the underwriting discounts and commissions related to the initial public offering. For the period from Inception through December 31, 2012 sales load totaled $4,959,720.

Recently Issued Accounting Pronouncements

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (“FASB”) or other standards setting bodies that are adopted by the Company as of the specified effective date. The Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial statements upon adoption.

NOTE 2 — RELATED PARTY ARRANGEMENTS

Investment Advisory Agreement

The Company entered into an investment advisory agreement with Stellus Capital Management (Advisor). Pursuant to this agreement, the Company has agreed to pay to Stellus Capital Management a base annual fee of 1.75% of gross assets, including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents, and an annual incentive fee consisting of two parts. The first part, which is calculated and payable quarterly in arrears, equals 20.0% of the “pre-incentive fee net investment income” (as defined in the agreement) for the immediately preceding quarter, subject to a hurdle rate of 2.0% per quarter (8.0% annualized), and is subject to a “catch-up” feature.

The second part is calculated and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory agreement, as of the termination date) and equals 20.0% of the aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. The incentive fee is subject to a total return requirement of 20%. The net pre-incentive fee investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee.

Stellus Capital Management has agreed to waive its incentive fee for the years ending December 31, 2012 and December 31, 2013 to the extent required to support an annualized dividend yield of 9.0% (to be paid on a quarterly basis) based on the price per share of our common stock in connection with the Offering. Stellus Capital earned $527,034 in base management fees and no incentive fees for the period from Inception through December 31, 2012.

As of December 31, 2012, the Company was not due any amount from Stellus Capital for reimbursement of expenses paid for by the Company that were the responsibility of Stellus Capital. Any such amounts due to the Company would be included in the Statement of Assets and Liabilities.

As of December 31, 2012, the Company owed one director $29,452 for unpaid director fees.

As agreed to in the Amended and Restated Side Agreement made and entered into as of November 12, 2012 by and between Stellus Capital Management, LLC (the “Advisor”) and Raymond James & Associates, Inc. and Stifel, Nicolaus & Company, Incorporated, the Advisor has agreed to pay on behalf of the Company,

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

NOTE 2 — RELATED PARTY ARRANGEMENTS  – (continued)

2.41% of the 6% Underwriters sales load, or $3,320,280 in total. Of this amount, $1,940,280 was paid on November 14, 2012 and the remaining $1,380,000 is due in equal, quarterly installments beginning March 31, 2013.

Administration Agreement

The Company entered into an administration agreement with Stellus Capital Management pursuant to which Stellus Capital Management will furnish the Company with office facilities and equipment and will provide the Company with the clerical, bookkeeping, recordkeeping and other administrative services necessary to conduct day-to-day operations. Under this administration agreement, Stellus Capital Management will perform, or oversee the performance of, its required administrative services, which includes, among other things, being responsible for the financial records which it is required to maintain and preparing reports to its stockholders and reports filed with the SEC. There were $62,716 of such costs incurred under the Administration Agreement for the period from Inception through December 31, 2012, and are included in Administrative Services Expenses.

Indemnifications

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the investment advisory agreement, Stellus Capital Management and its officers, managers, partners, agents, employees, controlling persons and members, and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Stellus Capital Management’s services under the investment advisory agreement or otherwise as our investment adviser.

NOTE 3 — DISTRIBUTIONS

The Company intends to make quarterly distributions of available income to its stockholders. The Company intends to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually. The quarterly stockholder distributions, if any, will be determined by the board of directors. Any stockholder distribution to stockholders will be declared out of assets legally available for distribution. The amount of the initial distribution equates to an annualized dividend yield of 9.0% based on the price per share of our common stock in connection with the Offering ($15.00 per share).

The following table reflects the distributions that the Company has declared and paid on its common stock through December 31, 2012:

	Distribution
	Per Share	Amount
Ordinary income	$0.181	$2,179,342

Unless the stockholder elects to receive its distributions in cash, the Company intends to make such distributions in additional shares of the Company’s common stock under the Company’s dividend reinvestment plan. Although distributions paid in the form of additional shares of the Company’s common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in the Company’s dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If a stockholder holds shares of the Company’s common stock in the name of a broker or financial intermediary, the stockholder should contact such broker or financial intermediary regarding their election to receive distributions in cash in lieu of shares of the Company’s common stock. Any distributions reinvested through the issuance of shares through the Company’s dividend reinvestment plan will increase the Company’s gross assets on which the base management fee and

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

NOTE 3 — DISTRIBUTIONS  – (continued)

the incentive fee are determined and paid to Stellus Capital Management. Of the total distributions made to shareholders through December 31, 2012, $2,066,394 were made in cash and the remainder in shares.

NOTE 4 — PORTFOLIO INVESTMENTS AND FAIR VALUE

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management.

The Company considers whether the volume and level of activity for the asset or liability have significantly decreased and identifies transactions that are not orderly in determining fair value. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

At December 31, 2012, the Company had investments in 15 portfolio companies. The total cost and fair value of the 20 positions were $195,455,671 and $195,451,256, respectively. The composition of our investments as of December 31, 2012 is as follows:

	Cost	Fair Value
Senior Secured – First Lien	$44,014,214	$44,014,214
Senior Secured – Second Lien	38,597,293	38,597,622
Unsecured Debt	111,129,878	111,125,134
Equity	1,714,286	1,714,286
Total Investments	$195,455,671	$195,451,256

The Company’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2012, the Company had one such investment which was a revolving loan agreement, with an aggregate unfunded commitment of $2,000,000. The Company maintains sufficient cash on hand to fund such unfunded loan commitments should the need arise.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

NOTE 4 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

The fair values of our investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2012 are as follows:

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Senior Secured – First Lien	$—	$—	$44,014,214	$44,014,214
Senior Secured – Second Lien	—	12,120,000	26,477,622	38,597,622
Unsecured Debt	—	—	111,125,134	111,125,134
Equity	—	—	1,714,286	1,714,286
Total Investments	0	$12,120,000	$183,331,256	$195,451,256

The aggregate values of Level 3 portfolio investments changed during the period from Inception through December 31, 2012 are as follows:

	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Unsecured Debt	Equity	Total
Fair value at beginning of period	$—	$—	$—	$—	$—
Purchases of investments	97,066,024	16,477,500	124,507,797	1,714,286	239,765,607
Sales and Redemptions	(53,057,372)	—	(13,400,740)	—	(66,458,112)
Change in unrealized depreciation included in earnings	—	—	(4,744)	—	(4,744)
Accretion of discount	5,562	122	22,821	—	28,505
Transfer from Level 2		10,000,000			10,000,000
Transfer to Level 2	—	—	—	—	—
Fair value at end of period	$44,014,214	$26,477,622	$111,125,134	$1,714,286	$183,331,256
Change in unrealized depreciation on Level 3 investments still held as of December 31, 2012	$—	$—	$(4,744)	$—	$(4,744)

During the period from Inception through December 31, 2012, there was one transfer from Level 2 to Level 3.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

NOTE 4 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

The following is a summary of geographical concentration of our investment portfolio as of December 31, 2012:

	Cost	Fair Value	% of Total Investments
Pennsylvania	$33,708,952	$33,704,209	17.24%
Canada	20,778,456	20,778,456	10.63%
Colorado	19,532,633	19,532,633	9.99%
Kentucky	17,095,646	17,095,646	8.75%
Florida	16,639,880	16,639,880	8.51%
New York	13,000,000	13,000,000	6.65%
Texas	12,119,671	12,120,000	6.20%
Massachusetts	10,000,000	10,000,000	5.12%
South Carolina	15,000,000	15,000,000	7.67%
Utah	9,902,063	9,902,062	5.07%
New Jersey	9,879,189	9,879,189	5.05%
Indiana	8,969,955	8,969,955	4.59%
Connecticut	7,351,604	7,351,604	3.76%
Georgia	1,477,622	1,477,622	0.77%
	$195,455,671	$195,451,256	100.00%

The following is a summary of industry concentration of our investment portfolio as of December 31, 2012:

	Cost	Fair Value	% of Total Investments
Consumer Goods: Non-Durable	$33,708,952	$33,704,209	17.24%
High Tech Industries	30,778,456	30,778,456	15.75%
Retail	19,781,252	19,781,252	10.12%
Healthcare & Pharmaceuticals	19,532,633	19,532,633	9.99%
Services: Business	16,639,880	16,639,880	8.51%
Media: Broadcasting & Subscription	15,000,000	15,000,000	7.67%
Services: Business	13,000,000	13,000,000	6.65%
Automotive	12,345,646	12,345,646	6.32%
Telecommunications	12,119,671	12,120,000	6.20%
Transportation: Cargo	8,969,955	8,969,955	4.59%
Capital Markets	7,351,604	7,351,604	3.76%
Metals & Mining	4,750,000	4,750,000	2.43%
Services: Business	1,477,622	1,477,622	0.77%
	$195,455,671	$195,451,256	100.00%

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

NOTE 4 — PORTFOLIO INVESTMENTS AND FAIR VALUE  – (continued)

The following table provides quantitative information about the Company’s level 3 fair value measurements as of December 31, 2012:

Description:	Fair Value	Valuation Technique	Unobservable Inputs	Range (Average)(1)(3)
First lien debt	$44,014,214	Income/Market approach(2)	HY credit spreads, Risk free rates, credit quality(3)	-.22% to .11% (-.12%)
Second lien debt	$26,477,622	Income/Market approach	HY credit spreads, Risk free rates, credit quality	-.49% to -.18% (-.30%)
Unsecured debt	$111,125,134	Income/Market approach	HY credit spreads, Risk free rates, credit quality	-.31% to .03% (-.20%)
Equity investments	$1,714,286	Market approach(4)	Underwriting multiple/EBITDA Multiple	5x to 12x
Total Long Term Level 3 Investments	$183,331,256

(1)	Weighted average based on fair value as of December 31, 2012.
(2)	Inclusive of but not limited to the income approach (by discounting future cash flows using an appropriate yield) and the market approach (by ensuring sufficient enterprise value).
(3)	The Company calculates the price of the loan by discounting future cash flows using an appropriate yield calculated as of the valuation date. This yield is calculated based on the loan's yield at the original investment and is adjusted as of the valuation date based on: changes in comparable credit spreads (per Barclay's high yield indexes, changes in risk free interest rates (per swap rates), and changes in credit quality (via an estimated shadow rating). Significant increases (decreases) in any of these factors would result in a significantly lower (higher) fair value measurement. As an example, the “Range (Average)” for first lien debt instruments in the table above indicates that the most negative change in the HY spreads and risk free rates between the date a loan closed and the valuation date was -.22% (22 basis points) and the largest position change was .11%. The average of all changes was -.12%.
(4)	The primary significant unobservable input used in the fair value measurement of the Company's equity investments is the EBITDA multiple, or the Multiple. Significant increases (decreases) in the Multiple in isolation would result in a significantly higher (lower) fair value measurement. To determine the Multiple for the market approach, the Company considers current market trading and/or transaction multiples, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate Multiple to use in the market approach.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

NOTE 5 — EQUITY OFFERINGS AND RELATED EXPENSES

The Company issued 12,035,023 shares of common stock during the period from Inception through December 31, 2012. The proceeds raised, the related sales load, the offering expenses and the prices at which these shares were issued are as follows:

Issuance of Common Stock	Number of Shares	Gross Proceeds	Sales Load	Offering Expenses		Offering Price
September 30, 2012	100	$500,010	$—	$—		$5,000.10
October 25, 2012(1)	33,234	—	—	—		—
November 2, 2012(2)	849,999	12,749,990	—	—		15.00
November 7, 2012(3)	1,943,943	29,159,145	—	—		15.00
November 7, 2012	9,200,000	138,000,000	4,959,720	835,500	(4)	15.00
December 28, 2012(5)	7,747	112,948	—	—		14.58
Total	12,035,023	$180,522,093	$4,959,720	835,500

(1)	Stock dividend of 33,234 shares issued on October 25, 2012 to stockholders of record on October 22, 2012. Results in average price per share of $15.00.
(2)	Issued in connection with the private placement on November 2, 2012.
(3)	Issued in connection with the purchase and sale agreement with D. E. Shaw Direct Capital Portfolios, L.L.C dated November 2, 2012.
(4)	Includes $147,123 of offering expenses that were accrued on December 31, 2012.
(5)	Issued in connection with stockholder distribution reinvestment.

NOTE 6 — NET INCREASE (DECREASE) IN NET ASSETS PER COMMON SHARE

The following information sets forth the computation of net increase (decrease) in net assets resulting from operations per common share for the period from Inception through December 31, 2012.

For the period from May 18, 2012 (Inception) through December 31, 2012
Net increase in net assets resulting from operations	$1,298,424
Average common shares(1)	12,035,023
Basic and diluted earnings per common share	$0.11

(1)	Average common shares for the period from Inception through December 31, 2012 represents the 12,035,023 shares outstanding at December 31, 2012.

NOTE 7 — COMMITMENTS AND CONTINGENCIES

The Company is currently not subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our business, financial condition or results of operations.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

NOTE 8 — FINANCIAL HIGHLIGHTS

For the period from Inception (May 18, 2012) through December 31, 2012
Per Share Data:(1)
Net asset value at beginning of period	$15.00
Issuance of common shares(2)	—
Reinvestments of stockholder distributions	0.01
Sales load	(0.41)
Offering costs	(0.07)
Net investment income	0.11
Change in unrealized depreciation	(0.01)
Total from investment operations	0.10
Stockholder distributions	(0.18)
Net asset value at end of period	$14.45
Per share market value at end of period	$16.38
Total return based on market value(3)	10.48%
Shares outstanding at end of period(6)	12,035,023
Ratio/Supplemental Data:
Net assets at end of period	$173,845,955
Average net assets(4)	$173,845,955
Annualized ratio of operating expenses to net assets(4)	5.50%
Annualized ratio of net investment income to net assets(4)	4.99%
Portfolio Turnover(5)	35%

(1)	Financial highlights are based on shares outstanding as of December 31, 2012.
(2)	Issuance of common shares is based on the weighted average offering price for the shares issued during the period.
(3)	Total return based on market value is based on the change in market price per share assuming an investment at the initial public offering price of $15.00 per share. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share and the issuance of common shares in the period. The total returns are not annualized.
(4)	Financial Highlights for periods of less than one year are annualized and the ratio of operating expenses to average net assets and net investment income to average net assets are adjusted accordingly. Non-recurring expenses were not annualized. For the period from Inception through December 31, 2012, the Company incurred $1,123,518 of non-recurring expenses. Average net assets for the period from Inception through December 31, 2012, are determined to be net assets at December 31, 2012.
(5)	Calculated as payoffs divided by average portfolio balance using the periods 11/7/12, 11/30/12, and 12/31/12.
(6)	Represents the shares outstanding at December 31, 2012.

NOTE 9 — CREDIT FACILITY

On November 7, 2012 the Company entered into a $156,000,000 credit facility (the “Bridge Facility”) with SunTrust Bank in order to acquire the initial portfolio. To secure the Bridge Facility and certain rights and obligations under the purchase agreement for the initial portfolio, the parties entered into certain pledge and/or escrow arrangements which were pending the completion of the initial offering. Such arrangements

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

NOTE 9 — CREDIT FACILITY  – (continued)

terminated upon completion of the initial offering and were replaced by the pledge and security arrangements entered into in connection with the Credit Facility described below. The Company acquired the initial portfolio for $165,235,169 in cash and $29,159,145 in shares of the Company’s common stock based on the initial public offering price of $15.00 per share, or $194,394,314 in total. The Company financed the cash portion of the acquisition of the initial portfolio by (i) borrowing $152,485,179 under the Bridge Facility and (ii) using the $12,749,990 of proceeds received in connection with the sale of shares of our common stock in a private placement transaction to certain purchasers, including persons and entities associated with Stellus Capital, at a purchase per share equal to the initial public offering price per share. The outstanding borrowings under the Bridge Facility were repaid in full with the proceeds from the initial public offering and the facility matured on November 16, 2012 at which point it was terminated. Borrowings under the Bridge Facility accrued interest at the highest of (i) a prime rate, (ii) the Federal Funds rate plus 0.50% and (iii) LIBOR plus 1.00%. The Company recorded and paid interest expense of $85,904 in total, which included $83,115 of interest and $2,780 of escrow and legal fees for the period ended December 31, 2012. The Company incurred and expensed costs of $250,000 in connection with obtaining the Bridge Facility, which the Company has recorded as loan origination fees on the statement of operations for the period ended December 31, 2012.

On November 7, 2012, the Company entered into a revolving credit facility, or (the “Credit Facility”), with various lenders. SunTrust Bank is one of the lenders and serves as administrative agent under the Credit Facility. The Credit Facility provides for borrowings in an aggregate amount up to $115,000,000 on a committed basis and an accordion for an additional $35,000,000 for a total facility size of $150,000,000. The exercise of the accordion will require sufficient borrowing base and additional commitments from the existing lender group and/or new lenders.

The Company’s obligations to the lenders are secured by a first priority security interest in its portfolio of securities and cash, but excluding short term investments.

Borrowings under the Credit Facility bear interest, subject to the Company’s election, on a per annum basis equal to (i) LIBOR plus 3.00% with no LIBOR floor or (ii) 2.00% plus an alternate base rate based on the highest of the Prime Rate, Federal Funds Rate plus 0.5% or one month LIBOR plus 1.0%. The Company pays unused commitment fees of 0.50% per annum on the unused lender commitments under the Credit Facility. Interest is payable quarterly in arrears. Any amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on November 12, 2016.

As of December 31, 2012, $38,000,000 was outstanding under the Credit Facility. The carrying amount of the amount outstanding under the Credit Facility approximates its fair value. The Company incurred costs of $2,015,415 in connection with obtaining the Credit Facility, which the Company has recorded as prepaid loan structure fees on its statement of assets and liabilities and is amortizing these fees over the life of the Credit Facility. As of December 31, 2012, $1,947,820 of such prepaid loan structure fees have yet to be amortized.

For the period since Inception (May 18, 2012) the effective interest rate under the Credit Facility was approximately 3.6% (approximately 5.4% including commitment fees on the unused portion of the Credit Facility). Interest is paid quarterly in arrears and commenced November 30, 2012. The Company recorded interest expense of $187,725 for the period ended December 31, 2012, of which $61,264 related to commitment fees on the unused portion of the Credit Facility and $6,712 related to other loan fees. The Company paid $58,090 in interest expense for the period ended December 31, 2012. The average borrowings under the Credit Facility for the period ended December 31, 2012 were $24,979,592.

STELLUS CAPITAL INVESTMENT CORPORATION

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

NOTE 10 — SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

The following table sets forth the results of operations for the period Inception through December 31, 2012. This information was derived from the Company's audited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	Total Investment Income (Loss)		Net Investment Income (Loss)		Net Unrealized Depreciation		Net Increase in Net Assets from Operations
Period Ended	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)
June 30, 2012	$(126,628)	n/a	$(126,628)	n/a	—	n/a	$(126,628)	n/a
September 31, 2012	$(264,993)	$(2,650)	$(264,993)	$(2,650)	—	—	$(264,993)	$(2,650)
December 31, 2012(2)	$3,696,432	$0.30	$1,304,356	$0.11	$(5,932)	$—	$1,298,424	$0.11

(1)	Per share amounts are calculated using shares outstanding during the period.
(2)	For the period from Inception through December 31, 2012.

NOTE 11 — SUBSEQUENT EVENTS

Investment Portfolio

Since December 31, 2012, we made investments totaling $21.4 million in three new portfolio companies which brings the investment portfolio to $217 million and the average investment per company to $12 million.

Credit Facility

The outstanding balance under the Credit Facility as of March 5, 2013 was $46 million due to additional borrowings subsequent to year end in order to fund new investments.

Dividend declared

On March 7, 2013, our board of directors declared a dividend of $0.34 per share payable on March 28, 2013 to shareholders of record as of March 21, 2013.

       Shares

Stellus Capital Investment Corporation

Common Stock

PRELIMINARY PROSPECTUS

           , 2013

Through and including             , 2013 (25 days after the date of the prospectus), U.S. federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

STELLUS CAPITAL INVESTMENT CORPORATION

PART C
OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial statements

None.

(2)	Exhibits

(a)(1)	Articles of Amendment and Restatement (Incorporated by reference to Exhibit (a)(1) to the Registrant’s Registration Statement on Form N-2 (File No. 333-184195), filed on October 23, 2012).
(b)(1)	Bylaws (Incorporated by reference to Exhibit (b)(1) to the Registrant’s Registration Statement on Form N-2 (File No. 333-184195), filed on October 23, 2012).
(c)	Not applicable
(d)	Form of Stock Certificate (Incorporated by reference to Exhibit (d) to the Registrant’s Registration Statement on Form N-2 (File No. 333-184195), filed on October 23, 2012).
(e)	Dividend Reinvestment Plan (Incorporated by reference to Exhibit (e) to the Registrant’s Registration Statement on Form N-2 (File No. 333-184195), filed on October 23, 2012).
(f)	Not applicable
(g)(1)	Form of Investment Advisory Agreement between the Registrant and Stellus Capital Management, LLC (Incorporated by reference to Exhibit (g)(1) to the Registrant’s Registration Statement on Form N-2 (File No. 333-184195), filed on October 23, 2012).
(g)(2)	Letter Agreement between the Registrant and Stellus Capital Management, LLC (Incorporated by reference to Exhibit (g)(2) to the Registrant’s Registration Statement on Form N-2 (File No. 333-184195), filed on November 7, 2012).
(h)	Form of Underwriting Agreement(1)
(i)	Not applicable
(j)	Custodian Agreement between Registrant and State Street Bank and Trust Company (Incorporated by reference to Exhibit (j) to the Registrant’s Registration Statement on Form N-2 (File No. 333-184195), filed on October 23, 2012).
(k)(1)	Administration Agreement between Registrant and Stellus Capital Management, LLC (Incorporated by reference to Exhibit (k)(1) to the Registrant’s Registration Statement on Form N-2 (File No. 333-184195), filed on October 23, 2012).
(k)(2)	Form of License Agreement between the Registrant and Stellus Capital Management, LLC (Incorporated by reference to Exhibit (k)(2) to the Registrant’s Registration Statement on Form N-2 (File No. 333-184195), filed on October 23, 2012).
(k)(3)	Form of Indemnification Agreement between the Registrant and the directors (Incorporated by reference to Exhibit (k)(3) to the Registrant’s Registration Statement on Form N-2 (File No. 333-184195), filed on October 23, 2012).
(k)(4)	Form of Purchase Agreement between the Registrant, D. E. Shaw Direct Capital Portfolios, L.L.C. and DC Funding SPV, L.L.C. (Incorporated by reference to Exhibit (k)(4) to the Registrant’s Registration Statement on Form N-2 (File No. 333-184195), filed on November 7, 2012).
(k)(5)	Form of Senior Secured Revolving Credit Agreement among the Registrant and SunTrust Bank (Incorporated by reference to Exhibit (k)(5) to the Registrant’s Registration Statement on Form N-2 (File No. 333-184195), filed on November 7, 2012).

(k)(6)	Form of Guarantee and Security Agreement among the Registrant and SunTrust Bank (Incorporated by reference to Exhibit (k)(6) to the Registrant’s Registration Statement on Form N-2 (File No. 333-184195), filed on November 7, 2012).
(k)(7)	Form of Senior Secured Term Credit Agreement among the Registrant and SunTrust Bank (Incorporated by reference to Exhibit (k)(7) to the Registrant’s Registration Statement on Form N-2 (File No. 333-184195), filed on November 7, 2012).
(k)(8)	Form of Security Agreement among the Registrant and SunTrust Bank (Incorporated by reference to Exhibit (k)(8) to the Registrant’s Registration Statement on Form N-2 (File No. 333-184195), filed on November 7, 2012).
(k)(9)	Form of Letter Agreement between the Registrant, D. E. Shaw Direct Capital Portfolios, L.L.C. and DC Funding SPV, L.L.C. (Incorporated by reference to Exhibit (k)(9) to the Registrant’s Registration Statement on Form N-2 (File No. 333-184195), filed on November 7, 2012).
(l)	Form of Opinion and Consent of Sutherland Asbill & Brennan LLP, special counsel for Registrant(1)
(m)	Not applicable
(n)(1)	Consent of Grant Thornton LLP(2)
(n)(2)	Report of Grant Thornton LLP with respect to the “Senior Securities” table.(2)
(p)	Not applicable
(q)	Not applicable
(r)(1)	Code of Ethics of Stellus Capital Investment Corporation (Incorporated by reference to Exhibit (r)(1) to the Registrant’s Registration Statement on Form N-2 (File No. 333-184195), filed on October 23, 2012).
(r)(2)	Code of Ethics of Stellus Capital Management, LLC (Incorporated by reference to Exhibit (r)(2) to the Registrant’s Registration Statement on Form N-2 (File No. 333-184195), filed on October 23, 2012).

(1)	To be filed by amendment.
(2)	Filed herewith.

Item 26. Marketing Arrangements

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$
FINRA filing fee
New York Stock Exchange listing fees
Printing expenses(1)
Accounting fees and expenses(1)
Legal fees and expenses(1)
Miscellaneous(1)
Total	$

(1)	These amounts are estimates.

Item 28. Persons Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Company’s common stock as of July 11, 2013.

Title of Class	Number of Record Holders
Common Stock, $0.001 par value	29

Item 30. Indemnification

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant’s charter and Article XI of the Registrant’s Amended and Restated Bylaws.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Adviser and Administrator

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Stellus Capital Management LLC (the “investment adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the investment adviser’s services under the investment advisory agreement or otherwise as an investment adviser of the Registrant.

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Stellus Capital Management LLC and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Stellus Capital Management LLC’s services under the administration agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, which is filed with the Securities and Exchange Commission.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Stellus Capital Investment Corporation, 4400 Post Oak Parkway, Suite 2200, Houston, TX 77027;
(2)	the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110;
(3)	the Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110; and
(4)	the Adviser, Stellus Capital Management, LLC, 4400 Post Oak Parkway, Suite 2200, Houston, TX 77027.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(1)	The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.
(2)	Not applicable.
(3)	Not applicable.
(4)	Not applicable.
(5)	Not applicable.
(6)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of Houston, in the State of Texas, on the 12th day of July, 2013.

STELLUS CAPITAL INVESTMENT CORPORATION

By:	/s/ Robert T. Ladd Name: Robert T. Ladd Title: Chief Executive Officer

POWER OF ATTORNEY

The undersigned directors and officers of Stellus Capital Investment Corporation hereby constitute and appoint Robert T. Ladd and W. Todd Huskinson and each of them with full power to act without the other and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact with full power to execute in our name and behalf in the capacities indicated below this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments to this Registration Statement and to sign any and all additional registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and thereby ratify and confirm that all such attorneys-in-fact, or any of them, or their substitutes shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Robert T. Ladd Robert T. Ladd	Chief Executive Officer and Director (Principal Executive Officer)	July 12, 2013
/s/ W. Todd Huskinson W. Todd Huskinson	Chief Financial Officer, Chief Compliance Officer and Secretary (principal financial and accounting officer)	July 12, 2013
/s/ Dean D’Angelo Dean D’Angelo	Director	July 12, 2013
/s/ Joshua T. Davis Joshua T. Davis	Director	July 12, 2013
/s/ J. Tim Arnoult J. Tim Arnoult	Director	July 12, 2013
/s/ Bruce R. Bilger Bruce R. Bilger	Director	July 12, 2013
/s/ Paul Keglevic Paul Keglevic	Director	July 12, 2013
/s/ William C. Repko William C. Repko	Director	July 12, 2013